UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-22468

                                             Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                               England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                         Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  011-44-20-3077-6000

Date of fiscal year end:   October 31

Date of reporting period:  October 31, 2018

Item 1. Reports to Stockholders.

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ANNUAL FINANCIAL STATEMENTS

October 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on the Fund’s website (www.ashmoregroup.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 866-876-8294.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Trust if you invest directly with the Fund.

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*Effective January 1, 2019, the Ashmore Emerging Markets Corporate Debt Fund changed its name to the Ashmore Emerging Markets Income Fund.

Ashmore Investment Management (US) Corporation is the Distributor for Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectus. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance data quoted in this report represents past performance. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted in this report. For performance information current to the most recent month-end, please call (866) 876-8294.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGER’S REPORT

For the period November 1, 2017 to October 31, 2018

Overview

The last quarter of 2017 capped a year of strong performance for global macro-economic performance and asset prices, and offered promises of further strength going into the new year. Global economic data was strong across all regions, both in developed and emerging markets, and global growth expectations were revised upwards. While this economic backdrop was very supportive for financial markets in 2017 Q4, it came with associated policy risks. The first one was the swift approval of a significant package of tax cuts in the US, first proposed in the middle of September, and signed by President Trump before Christmas. This lifted US growth forecasts, but also increased the risk of higher inflation. The second risk was the potential change in the Fed’s policy stance as leadership transferred to governor-elect Jay Powell at the March 2018 meeting. Political developments across emerging markets were broadly supportive during Q4, notably the narrow election victory by Cyril Ramaphosa in South Africa’s ANC Elective Conference, which paved the way for much welcome political and policy changes, and the convincing victory by center-right candidate Sebastian Pinera in Chile’s presidential election.

Towards the end of the first quarter of 2018, newly-installed Fed chair Jay Powell delivered a 25 basis points (bps) hike in the Fed Funds rate to 1.75%. The February sell-off in global equities continued in March as fears of a “trade war” dominated market developments. The White House first announced new tariffs on steel and aluminum imports to the US, which rattled global markets and led to the resignation of President Trump’s economic advisor Gary Cohn. Although these tariffs were eventually watered down by exemptions negotiated with a number of trading partners, they were followed by specific actions against China on “national security” grounds for breach of intellectual property, targeting around $50 billion worth of export to the US. The risk of escalation increased when China responded with tariffs of similar magnitude and President Trump vowed to broaden tariffs on a wider array of Chinese goods.

The second quarter of 2018 was characterized by a global risk-off sentiment as markets incorporated revisions to the prior belief in global synchronous economic growth. The realignment of the USDEUR exchange rate had a knock-on impact on Emerging Markets (EM) that led to significant credit spread widening, a tightening of liquidity conditions and outflows from the asset class. The risk-off environment was sustained by concerns about trade wars, the potential impact of domestic defaults in China, and friction between the US and its G7 and NATO partners. With the release of the March Federal Open Market Committee (FOMC) minutes, the Fed confirmed the view that it was the sole hawk in the central bank world. Argentina faced a classic balance of payments crisis in May. The central bank was forced to raise benchmark interest rates by 12.75% in three emergency meetings, to 40%. Ultimately, Argentina was forced to approach the IMF for a support package, requesting $30 billion in support but ultimately receiving $50 billion in a strong show of support by the multilateral institution. Turkey was also under the microscope due to its large current account deficit of 5.5% of GDP, high inflation, and its reliance on portfolio flows to finance its deficit. The market responded poorly to President Erdogan’s proposal to curb the central bank’s independence, in the lead-up to June’s presidential and parliamentary elections. As in Argentina, the central bank was forced to raise interest rates by 300 bps. The risk aversion trade continued into June, as defensive assets outperformed and EM remained under pressure.

Although most investors will remember the summer of 2018 for the difficult financial markets of August, it was actually book-ended by relatively good months in July and September. The dominant theme was the extreme divergence in stock market performance and momentum between the US the rest of the world, from Europe to China and Emerging Markets, which culminated in August. Although US economic data printed some impressive numbers, such as a strong 4.2% Q2 GDP growth, a few indicators such as housing suggested that the US economy had already peaked. The Fed hiked its target rate by 25 bps at its September meeting, as expected, and guided the market towards another rate hike at its December meeting. However, by the middle of September, with a “new NAFTA” in the works, Fed rate hikes telegraphed and priced-in, and adequate policy measures announced in Turkey (rate hikes) and Argentina (expanded IMF package), market worries focused on two main items: US-China trade relations and the presidential election in Brazil, where the expected election of right-wing candidate Jair Bolsonaro was well-received by investors due to his fiscal pledges. As the quarter ended, attention shifted to the early-November mid-term elections in the US.

The net result for the EM fixed income indices over the period was negative. The JP Morgan Emerging Markets Bond Index Global Diversified (JPM EMBI GD) index was down 4.4%. The broad corporate bond index, the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD), was down 1.9%. The reference local currency bond index, the JP Morgan Government Bond Index – Emerging Markets Global Diversified (JPM GBI-EM GD), was down 6.6%, while the reference local currency FX index, the JP Morgan Emerging Markets Local Markets Index Plus (JPM ELMI+), was down 3.1%.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -5.53% (net of fees) versus -4.57% for the composite 50% JP Morgan Emerging Markets Bond Index Global Diversified (“JP Morgan EMBI GD”), 25% JP Morgan Government Bond Index - Emerging Markets Global Diversified (“JP Morgan GBI-EM GD”), and 25% JP Morgan Emerging Local Markets Index Plus (“JP Morgan ELMI+”). Local currency, external debt and corporate debt detracted from performance. Brazil, South Africa, and United Arab Emirates were the main contributors to Fund performance. Argentina, Indonesia, and Venezuela were the main detractors from Fund performance.

Argentina was a detractor during the period, and its poor performance emanated from a classic balance of payments crisis. Following the initial relaxation of inflation targets and rate cuts earlier this year, the central bank initially sought to stem the ARS depreciation via USD sales (using its reserves). When this faltered (after having spent more than $6 billion in the markets), it raised benchmark rates by 12.75% to 40% in three emergency meetings. When this still proved insufficient, it approached the International Monetary Fund (IMF). The IMF stand-by agreement, with its $50 billion loan facility, was signed off in late June and obviates the government’s need to approach the market to finance its fiscal deficit. However, the central bank continued to send mixed messages and the market hopes that the recent replacement of its President with ex-Finance Minister Luis Caputo will provide more clarity and coordination with the Finance Ministry.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -7.33% (net of fees) versus -6.58% for the JP Morgan GBI-EM GD. Allocations to the South African Rand, Brazilian Real, and Malaysian Ringgit were the main contributors to Fund performance. Allocations to the Turkish Lira, Indonesian Rupiah, and Argentine Peso were the main detractors from Fund performance.

Argentina was a detractor during the period, and its poor performance emanated from a classic balance of payments crisis. Following the initial relaxation of inflation targets and rate cuts earlier this year, the central bank initially sought to stem the ARS depreciation via USD sales (using its reserves). When this faltered (after having spent more than $6 billion in the markets), it raised benchmark rates by 12.75% to 40% in three ‘emergency’ meetings. When this still proved insufficient, it approached the International Monetary Fund (IMF). The IMF stand-by agreement, with its $50 billion loan facility, was signed off in late June and obviates the government’s need to approach the market to finance its fiscal deficit. However, the central bank continued to send mixed messages and the market hopes that the recent replacement of its President with ex-Finance Minister Luis Caputo will provide more clarity and coordination with the Finance Ministry.

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -2.34% (net of fees) versus -1.86% for the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (“JP Morgan CEMBI BD”). Ukraine, United Arab Emirates, and Nigeria were the main contributors to Fund performance. Jamaica, Russia, and China were the main detractors from Fund performance.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

China was a detractor during the period. Increased trade sanctions by the US and further threats of escalation between China and the US put pressure on credit spreads of USD denominated Chinese bonds.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (the “Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of emerging markets countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +0.11% (net of fees) versus +1.32% for the JP Morgan CEMBI BD 1-3 Year. Venezuela, Brazil, and United Arab Emirates were the main contributors to Fund performance. Jamaica, China, and Russia were the main detractors from Fund performance.

Venezuela, an off-benchmark allocation, was a noteworthy contributor during the period. The decision to focus the portfolio’s Venezuelan exposure entirely in the collateralized bond issued by the state-owned oil company PDVSA continued to benefit the portfolio, as this bond is the only one in Venezuela that continues to be current, with the latest coupon arriving on time and in full during the quarter.

Ashmore Emerging Markets Active Equity Fund

The Ashmore Emerging Markets Active Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of emerging markets issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning -8.41% (net of fees) versus -12.52% for the MSCI Emerging Markets Index. Positions in Chinese energy, Indian banks and South Korea semiconductors were the main contributors to Fund relative performance. Positions in certain Russian banks were the main detractor from Fund relative performance.

Favorable demand and supply dynamics led to energy price strength. This supported the Fund’s position in a Chinese exploration and production energy company. The normalization of non-performing loans and increased visibility over retail lending was a positive for the Fund’s position in an Indian bank, although the default of an Indian leasing company weighed on performance towards the end of the period. Semiconductors performed well on strong demand from data centers. The Fund’s position in a Russian bank performed poorly on increased sanction risk.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of small-capitalization EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -20.60% (net of fees) versus -17.21% for the MSCI Emerging Markets Small Cap Index. Positions in Taiwanese and Indian consumer discretionary stocks were the primary drivers of Fund relative returns. Positions in certain Indian banks were the primary detractors to relative Fund performance.

The Fund’s position in a Taiwanese food and cosmetics manufacturer performed well on strong results. The Fund’s position in an Indian fashion retailer performed well on significant structural growth in organized retail.

The Fund’s positions in an Indian bank and an Indian diversified financial company both performed poorly in part due to liquidity pressure in the Indian financial sector following the default of a leasing company. Higher energy prices and pressure on the rupee further weighed on market sentiment in India.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -15.11% (net of fees) versus -12.07% for the MSCI Frontier Markets Index. Positions in Saudi Arabia and an underweight position in Argentina were the main contributors to Fund relative performance. Underweight positions in Kuwait and Vietnam were the main detractors from Fund relative performance.

The Saudi Arabian market performed well driven higher primarily by energy price strength and news from index provider MSCI that the Kingdom will be reclassified to the MSCI Emerging Markets index. The Argentinian market fell sharply on peso weakness compared to the dollar due to a balance of payment crisis.

Kuwait performed well on increased infrastructure spending. Sentiment was also boosted by news from FTSE that the market will be included in their Emerging Markets index. Vietnam performed well as the economy enjoyed strong growth.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -14.01% (net of fees) versus -12.52% for the MSCI Emerging Markets Index. Positions in South Korea were the primary contributor to relative Fund performance. Positions in Taiwan and India were the primary detractors to Fund relative performance.

The Fund’s position in a South Korean dental company performed strongly. The company continues to take market share from its competitors due to its superior sales network and marketing strategy. It is also expanding successfully in India, an underpenetrated high growth market.

The Fund’s position in an Asian bakery chain performed poorly as it got embroiled in politics between Taiwan and China. The Fund’s position in an Indian diversified financial company performed poorly in part due to liquidity pressure in the Indian financial sector following the default of a leasing company.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or the “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2018 or the inception date (if later), through October 31, 2018.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Total Return Fund Ashmore Emerging Markets Total Return Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Institutional Class1 -5.58% -5.53% 1.86% 2.64% Retail Class A (load-waived)1 -5.57% -5.65% 1.62% 2.40% Retail Class A (unadjusted)1,2 -9.35% -9.42% 0.79% 1.88% Retail Class C (load-waived)1 -5.94% -6.43% 0.85% 1.63% Retail Class C unadjusted)1,2 -6.87% -7.32% 0.85% 1.63% 50/25/25 Composite Benchmark3 -5.37% -4.57% 1.14% 2.33 Brazil 12.8% Ecuador 7.4% Mexico 6.4% Indonesia 6.2% Russia 5.9% based Source:on Ashmore aggregate . Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above as. well transactions as G-7 countries . Data as of and Oct certain 31, 2018 hedge . related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448204059 CUSIP: 044820405 BLOOMBERG: EMKIX US TICKER: EMKIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208357 CUSIP: 044820835 BLOOMBERG: EMKAX US TICKER: EMKAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208274 CUSIP: 044820827 BLOOMBERG: EMKCX US TICKER: EMKCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3.The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Beginning Account Value (5/1/2018) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2018) $944.20 $944.30 $940.60 $1,020.06 $1,018.80 $1,015.02 Expense Ratio (Gross / Net) 1.12% / 1.02% 1.36% / 1.27% 2.12% / 2.02% 1.12% / 1.02% 1.36% / 1.27% 2.12% / 2.02% Expenses Paid* $5.00 $6.22 $9.88 $5.19 $6.46 $10.26 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2018 through October 31, 2018, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). 7

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Local Currency Bond Fund Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Institutional Class1 -12.00% -7.33% -2.53% -0.58% Retail Class A (load-waived)1 -12.12% -7.47% 2.77% -0.82% Retail Class A (unadjusted)1,2 -15.64% -11.17% -3.57% -1.33% Retail Class C (load-waived)1 -12.48% -8.24% -3.53% -1.57% Retail Class C (unadjusted)1,2 -13.35% -9.14% -3.53% -1.57% JP Morgan GBI-EM GD3 -11.15% -6.58% -2.59% -0.36% Brazil 17.3% South Africa 11.7% Indonesia 11.7% Russia 9.7% Poland 9.2% based Source:on Ashmore aggregate . Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above as. well transactions as G-7 countries . Data as of and Oct certain 31, 2018 hedge . related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448202079 CUSIP: 044820207 BLOOMBERG: ELBIX US TICKER: ELBIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208761 CUSIP: 044820876 BLOOMBERG: ELBAX US TICKER: ELBAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208688 CUSIP: 044820868 BLOOMBERG: ELBCX US TICKER: ELBCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Beginning Account Value (5/1/2018) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2018) $880.00 $878.80 $875.20 $1,020.27 $1,019.00 $1,015.22 Expense Ratio (Gross / Net) 1.32% / 0.97% 1.57% / 1.22% 2.31% / 1.97% 1.32% / 0.97% 1.57% / 1.22% 2.31% / 1.97% Expenses Paid* $4.64 $5.82 $9.36 $4.99 $6.26 $10.06 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2018 through October 31, 2018, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). 8

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Corporate Debt Fund Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Institutional Class1 -1.10% -2.34% 4.66% 5.16% Retail Class A (load-waived)1 -1.28% -2.58% 4.39%4.89% Retail Class A (unadjusted)1,2 -5.23% -6.48% 3.54% 4.35% Retail Class C (load-waived)1 -1.65% -3.30% 3.61% 4.10% Retail Class C (unadjusted)1,2 -2.61% -4.22% 3.61% 4.10% JP Morgan CEMBI BD3 -0.42% -1.86% 4.19% 4.75% Brazil 22.7% China9.8% Israel 6.8% Ukraine 6.0% Jamaica 5.0% based Source:on Ashmore aggregate . Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above as. well transactions as G-7 countries .Data as of and Oct certain 31, 2018 hedge . related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US044825049 CUSIP: 044820504 BLOOMBERG: EMCIX US TICKER: EMCIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448206039 CUSIP: 044820603 BLOOMBERG: ECDAX US TICKER: ECDAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448207029 CUSIP: 044820702 BLOOMBERG: ECDCX US TICKER: ECDCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Beginning Account Value (5/1/2018) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2018) $989.00 $987.20 $983.50 $1,019.31 $1,018.05 $1,014.27 Expense Ratio (Gross / Net) 1.29% / 1.17% 1.53% / 1.42% 2.29% / 2.17% 1.29% / 1.17% 1.53% / 1.42% 2.29% / 2.17% Expenses Paid* $5.87 $7.11 $10.85 $5.96 $7.22 $11.02 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2018 through October 31, 2018, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). 9

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Short Duration Fund Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Institutional Class1 0.06% 0.11% 7.89% Retail Class A (load-waived)1 -0.01% -0.12% 7.63% Retail Class A (unadjusted)1,2 -4.01% -4.12% 6.62% Retail Class C (load-waived)1 -0.50% -0.98% 6.79% Retail Class C (unadjusted)1,2 -1.48% 1.91% 6.79% JP Morgan CEMBI BD 1-3 Year3 0.98% 1.32% 2.90% Ecuador 18.8% Brazil 17.0% China 12.9% Lebanon 8.6% Turkey 6.9% based Source:on Ashmore aggregate . Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above as. well transactions as G-7 countries . Data as of and Oct certain 31, 2018 hedge . related Share class information INSTITUTIONAL CLASS Launch date: June 24, 2014 Minimum initial investment: $1,000,000 ISIN: US0448206948 CUSIP: 044820694 BLOOMBERG: ESFIX US TICKER: ESFIX RETAIL CLASS A Launch date: September 23, 2014 Minimum initial investment: $1,000 ISIN: US0448207284 CUSIP: 044820728 BLOOMBERG: ESFAX US TICKER: ESFAX RETAIL CLASS C Launch date: June 13, 2017 Minimum initial investment: $1,000 ISIN: US0448207102 CUSIP: 044820710 BLOOMBERG: ESFCX US TICKER: ESFCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A (09/23/2014) and Class C (6/13/2017) shares, performance information shown is based on the performance of the Fund’s Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified 1-3 Year. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below.Beginning Account Value (5/1/2018) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2018) $1,000.60 $999.90 $995.00 $1,021.83 $1,020.57$1,016.79 Expense Ratio (Gross / Net) 0.79% / 0.67% 1.05% / 0.92% 1.79% / 1.67% 0.79% / 0.67% 1.05% / 0.92% 1.79% /1.67% Expenses Paid* $3.38 $4.64 $8.40 $3.41 $4.69 $8.49 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2018 through October 31, 2018, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). 10

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Active Equity Fund Ashmore Emerging Markets Active Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of emerging market issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Institutional Class -12.84% -8.41% 8.26% Retail Class A (load-waived) -12.90% -8.59% 8.07% Retail Class A (unadjusted)1 -17.48% -13.39% 5.19% Retail Class C (load-waived) -13.33% -9.40% 7.26% Retail Class C (unadjusted)1 14.19% -10.22% 7.26% MSCI EM NET2 -16.53% -12.52% 5.33% China 28.8% Brazil 14.4% South Korea 14.0% Taiwan 13.0% India 7.6% based Source:on Ashmore aggregate . Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above as. well transactions as G-7 countries . Data as of and Oct certain 31, 2018 hedge . related Share class information INSTITUTIONAL CLASS Launch date: November 1, 2016 Minimum initial investment: $1,000,000 ISIN: US0448205957 CUSIP: 044820595 BLOOMBERG: EMQIX US TICKER: EMQIX RETAIL CLASS A Launch date: November 1, 2016 Minimum initial investment: $1,000 ISIN: US0448206294 CUSIP: 044820629 BLOOMBERG: EMQAX US TICKER: EMQAX RETAIL CLASS C Launch date: November 1, 2016 Minimum initial investment: $1,000 ISIN: US0448206112 CUSIP: 044820611 BLOOMBERG: EMQCX US TICKER: EMQCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Beginning Account Value (5/1/2018) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2018) $871.60 $871.00 $866.70 $1,020.06 $1,018.80 $1,015.02 Expense Ratio (Gross / Net) 1.73% / 1.02% 2.20% / 1.27% 2.73% / 2.02% 1.73% / 1.02% 2.20% / 1.27% 2.73% / 2.02% Expenses Paid* $4.81$5.99 $9.50 $5.19 $6.46 $10.26 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2018 through October 31, 2018, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). 11

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Small-Cap Equity Fund Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Emerging Market small-capitalization issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Institutional Class1 -25.74% -20.60%-1.24% 3.60% Retail Class A (load-waived)1 -25.94% -20.96% -1.52% 3.29% Retail Class A (unadjusted)1,2 -29.83% -25.11% -2.57% 2.50% Retail Class C (load-waived)1 -26.31% -21.62% -2.30% 2.51% Retail Class C (unadjusted)1,2 -27.04% -22.40% -2.30% 2.51% MSCI EM Small Cap NET3 -21.59% -17.21% -0.25% 3.50% China 22.6% India 17.8% Taiwan 17.3% South Korea 16.3% Brazil 6.4% based Source:on Ashmore aggregate . Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above as. well transactions as G-7 countries . Data as of and Oct certain 31, 2018 hedge . related Share class information INSTITUTIONAL CLASS Launch date: October 4, 2011 Minimum initial investment: $1,000,000 ISIN: US0448201162 CUSIP: 044820116 BLOOMBERG: ESCIX US TICKER: ESCIX RETAIL CLASS A Launch date: February 1, 2012 Minimum initial investment: $1,000 ISIN: US0448207938 CUSIP: 044820793 BLOOMBERG: ESSAX US TICKER: ESSAX RETAIL CLASS C Launch date: August 24, 2012 Minimum initial investment: $1,000 ISIN: US0448207854 CUSIP: 044820785 BLOOMBERG: ESSCX US TICKER: ESSCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Beginning Account Value (5/1/2018) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2018) $742.60 $740.60 $736.90 $1,017.54 $1,016.28 $1,012.50 Expense Ratio (Gross / Net) 2.06% / 1.52% 2.37% / 1.77% 3.09% / 2.52% 2.06% / 1.52% 2.37% / 1.77% 3.09% / 2.52% Expenses Paid* $6.68 $7.77 $11.03 $7.73 $9.00 $12.78 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2018 through October 31, 2018, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Frontier Equity Fund Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Institutional Class -20.37% -15.11% 2.26% Retail Class A (load-waived)1 -20.69% -15.44% 1.92% Retail Class A (unadjusted)1,2 -24.85% -19.88% 0.83% Retail Class C (load-waived)1 -21.19% -16.30% 1.07% Retail Class C (unadjusted)1,2 -21.97% -17.07% 1.07% MSCI Frontier Markets NET3 -17.20% -12.07% 1.62% Nigeria 12.1% Kuwait 11.2% Vietnam 11.0% Argentina 9.2% United Arab Emirates 8.5% based Source:on Ashmore aggregate . Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above as. well transactions as G-7 countries . Data as of and Oct certain 31, 2018 hedge . related Share class information INSTITUTIONAL CLASS Launch date: November 5, 2013 Minimum initial investment: $1,000,000 ISIN: US0448207367 CUSIP: 044820736 BLOOMBERG: EFEIX US TICKER: EFEIX RETAIL CLASS A Launch date: May 7, 2014 Minimum initial investment: $1,000 ISIN: US0448207516 CUSIP: 044820751BLOOMBERG: EFEAX US TICKER: EFEAX RETAIL CLASS C Launch date: May 7, 2014 Minimum initial investment: $1,000 ISIN: US0448207441 CUSIP: 044820744 BLOOMBERG: EFECX US TICKER: EFECX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented belowBeginning Account Value (5/1/2018) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2018) $796.30 $793.10 $788.10 $1,017.54 $1,016.28 $1,012.50 Expense Ratio (Gross / Net) 1.95% / 1.52% 2.20% / 1.77% 2.94% / 2.52% 1.95% / 1.52% 2.20% / 1.77% 2.94% / 2.52% Expenses Paid* $6.88 $8.00 $11.36 $7.73 $9.00 $12.78 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2018 through October 31, 2018, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). 13

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Equity Fund* Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer. *Effective November 1, 2017 the Fund’s name changed from Ashmore Emerging Markets Value Fund to Ashmore Emerging Markets Equity Fund. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Institutional Class1 -17.85% -14.01% 0.86% -0.07% Retail Class A (load-waived)1 -17.88% 14.16% 0.62% -0.35% Retail Class A (unadjusted)1,2 -22.20% -18.66% -0.47% -1.08% Retail Class C (load-waived)1 -18.38% 14.92% -0.19% -1.12% Retail Class C (unadjusted)1,2 -19.19% -15.75% -0.19% -1.12% MSCI EM NET3 -16.53% -12.52% 0.78% 0.33% China 27.8% India 12.0% Brazil 9.8% Taiwan 9.8% Russia 7.8% based Source:on Ashmore aggregate . Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above as. well transactions as G-7 countries . Data as of and Oct certain 31, 2018 hedge . related Share class information INSTITUTIONAL CLASS Launch date: June 22, 2011 Minimum initial investment: $1,000,000 ISIN: US0448208191 CUSIP: 044820819 BLOOMBERG: EMFIX US TICKER: EMFIX RETAIL CLASS A Launch date: February 27, 2012 Minimum initial investment: $1,000 ISIN: US0448207771 CUSIP: 044820777 BLOOMBERG: EMEAX US TICKER: EMEAX RETAIL CLASS C Launch date: March 7, 2017 Minimum initial investment: $1,000 ISIN: US0448207698 CUSIP: 044820769 BLOOMBERG: EMECX US TICKER: EMECX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/27/2012) and Class C shares (03/07/2017), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Beginning Account Value (5/1/2018) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2018) $821.50 $821.20 $816.20 $1,019.31 $1,018.05 $1,014.32 Expense Ratio (Gross / Net) 1.95% / 1.17% 2.19% / 1.42% 2.96% / 2.17% 1.95% / 1.17% 2.19% / 1.42% 2.96% / 2.17% Expenses Paid* $5.37 $6.52 $9.89 $5.96 $7.22 $10.97 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2018 through October 31, 2018, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). 14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Ashmore Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, and Ashmore Emerging Markets Equity Fund (funds within Ashmore Funds)(the Funds), including the schedules of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of Ashmore Funds since 2010.

Chicago, IL

December 21, 2018

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2018

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Debt Fund
ASSETS:
Investments in securities, at value	$1,223,200,326	$50,149,642	$319,130,781
Investments in fully funded total return swaps, at value	3,402,985	1,745,774	—
Deposit held at broker	5,371,689	642,318	—
Cash	84,415,223	11,130,889	14,335,592
Foreign currency, at value	3,698,914	183,167	71,309
Unrealized appreciation on forward foreign currency exchange contracts	10,500,287	846,608	56,998
Variation margin receivable on centrally cleared swap contracts	202,398	23,761	—
Due from broker	1,020,167	112,693	—
Receivable for securities and currencies sold	993,677	8,364	—
Receivable for fund shares sold	391,041	14,619	2,225,540
Receivable from Investment Manager	106,087	18,449	37,839
Interest and dividends receivable	18,586,049	1,012,104	4,740,752
Other assets	18,109	8,760	13,738
Total Assets	1,351,906,952	65,897,148	340,612,549
LIABILITIES:
Reverse repurchase agreements	—	—	294,298
Cash overdraft	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	8,175,124	1,006,476	—
Variation margin payable on centrally cleared swap contracts	369,347	78,547	—
Unrealized depreciation on interest rate swap contracts	—	8,434	—
Payable for securities and currencies purchased	7,837,057	26,750	1,674,968
Payable for when-issued securities	—	—	450,000
Payable for fund shares redeemed	563,228	40,701	777,843
Distributions payable	3,218,338	—	157,302
Due to broker	3,910,032	274,258	—
Investment Manager fee payable	1,142,528	53,382	322,746
Trustees’ fees payable	31,740	1,347	7,195
Other liabilities	373,978	61,869	108,160
Total Liabilities	25,621,372	1,551,764	3,792,512
Net Assets	$1,326,285,580	$64,345,384	$336,820,037
NET ASSETS:
Paid in capital	$1,494,173,899	$74,915,827	$394,606,247
Distributable earnings/(Accumulated loss)	(167,888,319)	(10,570,443)	(57,786,210)
Net Assets	$1,326,285,580	$64,345,384	$336,820,037

Net Assets:
Class A	$8,347,036	$1,258,707	$8,616,288
Class C	4,278,426	77,392	8,785,014
Institutional Class	1,313,660,118	63,009,285	319,418,735

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	1,142,158	192,738	1,095,027
Class C	586,825	11,961	1,117,883
Institutional Class	177,162,636	9,274,887	38,968,692

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$7.31	$6.53	$7.87
Class C	7.29	6.47	7.86
Institutional Class	7.41	6.79	8.20

Cost of Investments in securities	$1,326,802,997	$57,828,947	$341,345,374
Cost of Investments in fully funded total return swaps	$4,793,918	$2,335,577	$—
Cost of foreign currency held	$3,693,644	$181,843	$72,988

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund

$747,541,804	$17,147,582	$33,710,611	$ 84,230,416	$23,973,403
—	—	—	—	—
—	—	—	—	—
68,083,179	966,510	—	695,022	510,431
39,948	95,242	171,881	458,060	3,413
—	4,241	—	—	—
—	—	—	—	—
—	—	—	—	—
—	549,157	504,408	519,144	59,975
2,806,872	—	231,492	19,576	—
98,670	18,240	34,459	46,857	5,057
10,156,014	13,447	68,532	67,648	15,924
51,453	11,527	9,530	—	8,512
828,777,940	18,805,946	34,730,913	86,036,723	24,576,715
—	—	—	—	—
—	—	238,210	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
45,733,266	1,090,152	205,831	—	50,973
—	—	—	—	—
545,400	—	13,337	3,138	4,109
3,028,432	—	—	—	—
—	—	—	—	—
413,505	15,190	46,605	111,507	24,705
12,757	371	782	1,877	550
165,907	29,252	50,868	78,253	30,350
49,899,267	1,134,965	555,633	194,775	110,687
$778,878,673	$17,670,981	$34,175,280	$ 85,841,948	$24,466,028

$790,764,739	$17,800,716	$43,156,945	$ 96,001,456	$29,347,453
(11,886,066)	(129,735)	(8,981,665)	(10,159,508)	(4,881,425)
$778,878,673	$17,670,981	$34,175,280	$ 85,841,948	$24,466,028

$ 83,289,658	$ 223,469	$ 1,447,012	$ 7,645,159	$ 302,629
2,011,993	11,344	272,299	408,345	1,033
693,577,022	17,436,168	32,455,969	77,788,444	24,162,366

8,518,101	21,229	180,526	998,702	32,276
213,749	1,088	32,351	54,666	115
72,238,937	1,650,386	3,146,458	8,774,950	2,666,228

$ 9.78	$ 10.53	$ 8.02	$ 7.66	$ 9.38
9.41	10.43	8.42	7.47	8.96
9.60	10.56	10.32	8.86	9.06

$762,684,702	$18,687,243	$41,868,903	$ 88,408,731	$27,991,566
$ —	$ —	$ —	$ —	$ —
$ 41,379	$ 95,242	$ 171,916	$ 458,017	$ 3,417

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2018

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Debt Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$78,074,252	$4,469,128	$24,637,298
Payment-in-kind interest	—	—	2,080,465
Dividends, net of foreign tax withholdings*	—	—	—
Total Income	78,074,252	4,469,128	26,717,763
EXPENSES:
Investment Manager fees	12,822,198	686,177	3,998,250
Administration fees	256,423	14,445	69,529
Custody fees	471,870	79,707	77,041
Professional fees	311,422	56,069	109,280
Trustees’ fees	126,535	6,686	33,162
Offering expenses and registration fees	168,389	51,252	117,927
Insurance fees	42,073	3,427	11,962
Printing fees	44,565	13,544	20,234
Distribution and servicing fees - Class A	41,920	2,931	26,639
Distribution and servicing fees - Class C	45,819	1,008	94,301
Other	91,542	40,278	41,704
Total Expenses	14,422,756	955,524	4,600,029
Less expenses reimbursed by the Investment Manager	(1,258,875)	(247,985)	(411,298)
Net Expenses	13,163,881	707,539	4,188,731
Net Investment Income	64,910,371	3,761,589	22,529,032
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	(22,365,042)	(2,910,936)	(3,566,567)
Forward foreign currency exchange contracts	(22,728,693)	(775,333)	132,068
Interest rate swap contracts	(23,462)	(69,210)	—
Foreign exchange transactions	(2,415,270)	22,107	28,510
Net Realized Gain (Loss)	(47,532,467)	(3,733,372)	(3,405,989)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $-, $-, $(57,149), and $-, respectively)	(103,159,696)	(5,157,195)	(27,788,014)
Forward foreign currency exchange contracts	5,853,910	606,645	37,405
Investments in fully funded total return swaps	(792,251)	(352,500)	—
Interest rate swap contracts	(1,344,051)	(411,212)	—
Foreign exchange translations	168,018	12,064	(5,713)
Change in Net Unrealized Appreciation (Depreciation)	(99,274,070)	(5,302,198)	(27,756,322)
Net Realized and Unrealized Losses	(146,806,537)	(9,035,570)	(31,162,311)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(81,896,166)	$(5,273,981)	$(8,633,279)
* Foreign Tax Withholdings	$1,128,116	$227,779	$2,629

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund

$ 25,284,729	$ 4,133	$ 1,378	$ 10,341	$ 907
—	—	—	—	—
—	402,222	791,383	2,542,434	497,759
25,284,729	406,355	792,761	2,552,775	498,666

2,033,400	184,320	625,177	1,407,739	279,745
62,561	3,686	8,335	18,768	4,865
58,455	20,787	86,015	230,761	70,215
99,498	29,194	34,849	46,765	27,823
33,322	1,750	4,031	9,508	2,653
124,368	46,499	53,485	66,351	53,220
9,698	575	1,468	3,052	653
28,462	13,480	19,126	16,854	13,537
80,750	178	3,190	20,775	536
9,860	128	2,611	4,916	18
33,328	18,529	28,848	26,441	22,020
2,573,702	319,126	867,135	1,851,930	475,285
(387,123)	(131,123)	(227,807)	(399,730)	(190,079)
2,186,579	188,003	639,328	1,452,200	285,206
23,098,150	218,352	153,433	1,100,575	213,460

668,866	1,440,910	1,788,525	(5,676,702)	(442,336)
(53,367)	—	(626)	—	1,788
—	—	—	—	—
(6,432)	(16,605)	(97,057)	(175,348)	(24,095)
609,067	1,424,305	1,690,842	(5,852,050)	(464,643)

(20,781,937)	(3,225,140)	(11,118,684)	(11,182,743)	(5,506,914)
—	4,241	—	—	—
—	—	—	—	—
—	—	—	—	—
(7,841)	(3,109)	13,796	76	73
(20,789,778)	(3,224,008)	(11,104,888)	(11,182,667)	(5,506,841)
(20,180,711)	(1,799,703)	(9,414,046)	(17,034,717)	(5,971,484)
$ 2,917,439	$(1,581,351)	$ (9,260,613)	$(15,934,142)	$(5,758,024)
$ 112,386	$ 72,510	$ 79,288	$ 162,689	$ 56,612

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31,

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Corporate Debt Fund

	2018	2017[2]	2018	2017[2]	2018	2017[2]
OPERATIONS:
Net investment income (loss)	$64,910,371	$61,296,167	$3,761,589	$4,122,082	$22,529,032	$21,082,493
Net realized gain (loss)	(47,532,467)	30,056,490	(3,733,372)	2,665,136	(3,405,989)	4,232,565
Net change in unrealized appreciation (depreciation)	(99,274,070)	(10,655,233)	(5,302,198)	(1,063,110)	(27,756,322)	17,153,785
Net Increase (Decrease) in Net Assets Resulting from Operations	(81,896,166)	80,697,424	(5,273,981)	5,724,108	(8,633,279)	42,468,843

DISTRIBUTIONS TO SHAREHOLDERS:[1]
Class A	(635,538)	(348,466)	(14,591)	(11,983)	(624,678)	(661,364)
Class C	(137,585)	(168,371)	(1,436)	(1,194)	(486,143)	(407,649)
Institutional Class	(42,270,613)	(57,767,974)	(803,570)	(1,042,650)	(20,147,242)	(18,700,293)

Total Distributions to Shareholders	(43,043,736)	(58,284,811)	(819,597)	(1,055,827)	(21,258,063)	(19,769,306)
TAX RETURN OF CAPITAL DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(353,284)	—	(15,852)	(32,535)	—	(21,620)
Class C	(95,003)	—	(914)	(2,916)	—	(15,724)
Institutional Class	(33,281,020)	—	(876,502)	(2,631,755)	—	(612,632)

Total Tax Return of Capital Distributions to Shareholders	(33,729,307)	—	(893,268)	(2,667,206)	—	(649,976)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(7,766,049)	14,843,722	511,457	51,796	(2,510,631)	(155,365)
Net increase (decrease) in net assets resulting from Class C share transactions	958,535	1,387,298	(9,681)	26,258	56,412	2,985,359
Net increase (decrease) in net assets resulting from Institutional Class share transactions	358,704,314	279,646,777	(14,929,454)	1,966,867	9,207,893	101,612,097

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	351,896,800	295,877,797	(14,427,678)	2,044,921	6,753,674	104,442,091
Total Increase (Decrease) in Net Assets	193,227,591	318,290,410	(21,414,524)	4,045,996	(23,137,668)	126,491,652
NET ASSETS:
Net Assets at the Beginning of year	1,133,057,989	814,767,579	85,759,908	81,713,912	359,957,705	233,466,053
Net Assets at the End of year	$1,326,285,580	$1,133,057,989	$64,345,384	$85,759,908	$336,820,037	$359,957,705

1 As described in Note 15, Recent Pronouncements, the Funds adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification. In the Funds’ annual report to shareholders for the year ended October 31, 2017, Distributions to shareholders for each Fund were shown on a GAAP basis as follows:

From net investment income
Class A	(348,466)	(11,983)	(661,364)
Class C	(168,371)	(1,194)	(407,649)
Institutional Class	(57,767,974)	(1,042,650)	(18,700,293)
From net realized gains
Class A	—	—	—
Class C	—	—	—
Institutional Class	—	—	—

2 As described in Note 15, Recent Pronouncements, the Funds are no longer required to show Undistributed (Distributions in Excess of) Net Investment Income (Loss). In the Funds’ annual report to shareholders for the year ended October 31, 2017, Undistributed (Distributions in Excess of) Net Investment Income (Loss) was as follows:

18,201,510	704,088	(351,604)

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Active Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund		Ashmore Emerging Markets Frontier Equity Fund

2018	2017[2]	2018	2017[2]	2018	2017[2]	2018	2017[2]

$ 23,098,150	$ 13,045,797	$ 218,352	$ 69,514	$ 153,433	$ 234,294	$ 1,100,575	$ 800,353
609,067	2,742,227	1,424,305	1,511,507	1,690,842	4,779,455	(5,852,050)	10,710,659
(20,789,778)	1,549,066	(3,224,008)	1,685,259	(11,104,888)	1,956,429	(11,182,667)	5,110,923
2,917,439	17,337,090	(1,581,351)	3,266,280	(9,260,613)	6,970,178	(15,934,142)	16,621,935

(2,244,061)	(1,532,241)	(3,550)	(49)	(14,399)	(12,062)	(701,887)	(119,379)
(62,434)	(2,912)	(1,160)	(44)	(3,604)	(3,320)	(43,893)	(3,210)
(22,232,148)	(12,336,550)	(1,749,848)	(60,318)	(518,621)	(536,583)	(6,338,275)	(1,033,910)

(24,538,643)	(13,871,703)	(1,754,558)	(60,411)	(536,624)	(551,965)	(7,084,055)	(1,156,499)

—	—	—	—	(1,628)	—	(40,555)	—
—	—	—	—	(128)	—	(1,592)	—
—	—	—	—	(35,361)	—	(398,465)	—

—	—	—	—	(37,117)	—	(440,612)	—

74,725,009	(584,049)	234,009	10,055	1,035,060	217,352	2,119,049	4,057,056

1,879,245	184,019	970	10,069	88,860	37,565	79,841	348,890

535,350,229	55,004,360	2,715,965	14,829,953	3,368,937	(1,482,267)	17,607,820	14,695,771

611,954,483	54,604,330	2,950,944	14,850,077	4,492,857	(1,227,350)	19,806,710	19,101,717
590,333,279	58,069,717	(384,965)	18,055,946	(5,341,497)	5,190,863	(3,652,099)	34,567,153

188,545,394	130,475,677	18,055,946	—	39,516,777	34,325,914	89,494,047	54,926,894
$778,878,673	$188,545,394	$17,670,981	$18,055,946	$34,175,280	$39,516,777	$ 85,841,948	$89,494,047

	(1,352,634)		(49)		(12,062)		(119,379)
	(2,912)		(44)		(3,320)		(3,210)
	(10,516,157)		(60,318)		(536,583)		(1,033,910)

	(179,607)		—		—		—
	—		—		—		—
	(1,820,393)		—		—		—

	451,688		104,676		410,690		(5,601)

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31,

	Ashmore Emerging Markets Equity Fund
	2018	2017[2]

OPERATIONS:
Net investment income (loss)	$ 213,460	$ 93,777
Net realized gain (loss)	(464,643)	3,025,338
Net change in unrealized appreciation (depreciation)	(5,506,841)	315,782
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,758,024)	3,434,897

DISTRIBUTIONS TO SHAREHOLDERS:[1]
Class A	(3,870)	(947)
Class C	(39)	(13)
Institutional Class	(341,038)	(183,406)

Total Distributions to Shareholders	(344,947)	(184,366)
TAX RETURN OF CAPITAL DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(228)	—
Class C	(1)	—
Institutional Class	(21,392)	—

Total Tax Return of Capital Distributions to Shareholders	(21,621)	—
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	230,744	82,543
Net increase (decrease) in net assets resulting from Class C share transactions	(1,289)	2,155
Net increase (decrease) in net assets resulting from Institutional Class share transactions	22,119,402	(4,203,558)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	22,348,857	(4,118,860)
Total Increase (Decrease) in Net Assets	16,224,265	(868,329)
NET ASSETS:
Net Assets at the Beginning of year	8,241,763	9,110,092
Net Assets at the End of year	$24,466,028	$ 8,241,763

1 As described in Note 15, Recent Pronouncements, the Funds adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification. In the Funds’ annual report to shareholders for the year ended October 31, 2017, Distributions to shareholders for each Fund were shown on a GAAP basis as follows:

From net investment income
Class A	(947)
Class C	(13)
Institutional Class	(183,406)
From net realized gains
Class A	—
Class C	—
Institutional Class	—

2 As described in Note 15, Recent Pronouncements, the Funds are no longer required to show Undistributed (Distributions in Excess of) Net Investment Income (Loss). In the Funds’ annual report to shareholders for the year ended October 31, 2017, Undistributed (Distributions in Excess of) Net Investment Income (Loss) was as follows:

128,510

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class A

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 8.22	$ 8.01	$ 7.49	$ 8.75	$ 9.30

Income (loss) from investment operations:
Net investment income	0.36 [1]	0.56 [1]	0.58 [1]	0.48 [1]	0.44
Net realized and unrealized gain (loss)	(0.82)	0.15	0.49	(1.24)	(0.42)

Total from investment operations	(0.46)	0.71	1.07	(0.76)	0.02

Less distributions:

From net investment income	(0.16)	(0.50)	(0.33)	—	(0.33)
From net realized gain	(0.11)	—	—	—	(0.12)
Tax return of capital	(0.18)	—	(0.22)	(0.50)	(0.12)

Total distributions	(0.45)	(0.50)	(0.55)	(0.50)	(0.57)

Net asset value at end of year	$ 7.31	$ 8.22	$ 8.01	$ 7.49	$ 8.75

Total return[2]	(5.65)%	9.12%	15.15%	(8.78)%	0.17%

Portfolio turnover rate[3]	66%	65%	91%	101%	80%

Net assets, end of year (in thousands)	$8,347	$18,231	$3,445	$2,951	$8,351

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.36%	1.37%	1.41%	1.37%	1.38%
Total expenses after reimbursements	1.27%	1.27%	1.27%	1.29%	1.30%

Net investment income to average net assets:
Net investment income before reimbursements	4.42%	6.81%	7.48%	5.91%	4.79%
Net investment income after reimbursements	4.51%	6.91%	7.62%	5.99%	4.87%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class C

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 8.21	$ 8.00	$ 7.48	$ 8.74	$ 9.29

Income (loss) from investment operations:
Net investment income	0.31 [1]	0.46 [1]	0.53 [1]	0.44 [1]	0.37
Net realized and unrealized gain (loss)	(0.83)	0.19	0.49	(1.26)	(0.42)

Total from investment operations	(0.52)	0.65	1.02	(0.82)	(0.05)

Less distributions:

From net investment income	(0.14)	(0.44)	(0.30)	—	(0.28)
From net realized gain	(0.11)	—	—	—	(0.12)
Tax return of capital	(0.15)	—	(0.20)	(0.44)	(0.10)

Total distributions	(0.40)	(0.44)	(0.50)	(0.44)	(0.50)

Net asset value at end of year	$ 7.29	$ 8.21	$ 8.00	$ 7.48	$ 8.74

Total return[2]	(6.43)%	8.31%	14.32%	(9.58)%	(0.45)%

Portfolio turnover rate[3]	66%	65%	91%	101%	80%

Net assets, end of year (in thousands)	$4,278	$3,926	$2,451	$ 443	$1,028

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.12%	2.12%	2.15%	2.12%	2.13%
Total expenses after reimbursements	2.02%	2.02%	2.02%	2.03%	2.05%

Net investment income to average net assets:
Net investment income before reimbursements	3.92%	5.59%	6.79%	5.35%	4.04%
Net investment income after reimbursements	4.02%	5.69%	6.92%	5.44%	4.12%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Institutional Class

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 8.34	$ 8.13	$ 7.60	$ 8.88	$ 9.43

Income (loss) from investment operations:
Net investment income	0.40 [1]	0.55 [1]	0.61 [1]	0.53 [1]	0.46
Net realized and unrealized gain (loss)	(0.85)	0.19	0.50	(1.28)	(0.41)

Total from investment operations	(0.45)	0.74	1.11	(0.75)	0.05

Less distributions:

From net investment income	(0.17)	(0.53)	(0.35)	—	(0.35)
From net realized gain	(0.11)	—	—	—	(0.12)
Tax return of capital	(0.20)	—	(0.23)	(0.53)	(0.13)

Total distributions	(0.48)	(0.53)	(0.58)	(0.53)	(0.60)

Net asset value at end of year	$ 7.41	$ 8.34	$ 8.13	$ 7.60	$ 8.88

Total return[2]	(5.53)%	9.36%	15.49%	(8.58)%	0.51%

Portfolio turnover rate[3]	66%	65%	91%	101%	80%

Net assets, end of year (in thousands)	$1,313,660	$1,110,901	$808,872	$533,742	$979,949

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.12%	1.12%	1.16%	1.12%	1.13%
Total expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	4.97%	6.60%	7.77%	6.40%	5.04%
Net investment income after reimbursements	5.07%	6.70%	7.91%	6.50%	5.15%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class A

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 7.22	$ 7.06	$ 6.57	$ 8.44	$ 9.13

Income (loss) from investment operations:
Net investment income	0.36	0.34 [1]	0.30 [1]	0.29	0.37 [1]
Net realized and unrealized gain (loss)	(0.88)	0.14	0.49	(1.88)	(0.66)

Total from investment operations	(0.52)	0.48	0.79	(1.59)	(0.29)

Less distributions:

From net investment income	(0.08)	(0.09)	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	(0.09)	(0.23)	(0.30)	(0.28)	(0.40)

Total distributions	(0.17)	(0.32)	(0.30)	(0.28)	(0.40)

Net asset value at end of year	$ 6.53	$ 7.22	$ 7.06	$ 6.57	$ 8.44

Total return[2]	(7.47)%	6.83%	12.37%	(19.17)%	(3.25)%

Portfolio turnover rate[3]	75%	68%	83%	83%	112%

Net assets, end of year (in thousands)	$1,259	$ 915	$ 841	$ 712	$ 897

Ratios to avera ge net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.57%	1.51%	1.55%	1.51%	1.55%
Total expenses after reimbursements	1.22%	1.22%	1.22%	1.23%	1.25%

Net investment income to average net assets:
Net investment income before reimbursements	4.63%	4.37%	4.10%	3.53%	4.29%
Net investment income after reimbursements	4.98%	4.66%	4.43%	3.81%	4.59%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class C

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 7.18	$ 7.05	$ 6.56	$ 8.42	$ 9.13

Income (loss) from investment operations:
Net investment income	0.30	0.28 [1]	0.25 [1]	0.18	0.29 [1]
Net realized and unrealized gain (loss)	(0.88)	0.15	0.49	(1.82)	(0.67)

Total from investment operations	(0.58)	0.43	0.74	(1.64)	(0.38)

Less distributions:

From net investment income	(0.07)	(0.09)	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	(0.06)	(0.21)	(0.25)	(0.22)	(0.33)

Total distributions	(0.13)	(0.30)	(0.25)	(0.22)	(0.33)

Net asset value at end of year	$ 6.47	$ 7.18	$ 7.05	$ 6.56	$ 8.42

Total return[2]	(8.24)%	6.05%	11.75%	(19.83)%	(4.18)%

Portfolio turnover rate[3]	75%	68%	83%	83%	112%

Net assets, end of year (in thousands)	$ 77	$ 98	$ 70	$ 40	$ 147

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.31%	2.26%	2.30%	2.26%	2.31%
Total expenses after reimbursements	1.97%	1.97%	1.97%	1.99%	2.00%

Net investment income to average net assets:
Net investment income before reimbursements	3.85%	3.62%	3.35%	2.71%	3.41%
Net investment income after reimbursements	4.19%	3.91%	3.68%	2.98%	3.72%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 7.50	$ 7.31	$ 6.80	$ 8.73	$ 9.45

Income (loss) from investment operations:
Net investment income	0.41	0.37 [1]	0.33 [1]	0.31	0.43 [1]
Net realized and unrealized gain (loss)	(0.94)	0.15	0.51	(1.93)	(0.71)

Total from investment operations	(0.53)	0.52	0.84	(1.62)	(0.28)

Less distributions:

From net investment income	(0.09)	(0.09)	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	(0.09)	(0.24)	(0.33)	(0.31)	(0.44)

Total distributions	(0.18)	(0.33)	(0.33)	(0.31)	(0.44)

Net asset value at end of year	$ 6.79	$ 7.50	$ 7.31	$ 6.80	$ 8.73

Total return[2]	(7.33)%	7.12%	12.69%	(18.91)%	(3.04)%

Portfolio turnover rate[3]	75%	68%	83%	83%	112%

Net assets, end of year (in thousands)	$63,009	$84,747	$80,803	$79,492	$101,363

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.32%	1.26%	1.30%	1.26%	1.32%
Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.87%	4.62%	4.35%	3.78%	4.34%
Net investment income after reimbursements	5.22%	4.91%	4.68%	4.07%	4.69%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Class A

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 8.56	$ 7.92	$ 7.66	$ 8.94	$ 9.25

Income (loss) from investment operations:
Net investment income	0.51	0.57	0.70	0.74	0.55 [1]
Net realized and unrealized gain (loss)	(0.71)	0.65	0.21	(1.21)	(0.31)

Total from investment operations	(0.20)	1.22	0.91	(0.47)	0.24

Less distributions:

From net investment income	(0.49)	(0.56)	(0.65)	(0.67)	(0.55)
From net realized gain	—	—	—	(0.06)	—
Tax return of capital	—	(0.02)	—	(0.08)	—

Total distributions	(0.49)	(0.58)	(0.65)	(0.81)	(0.55)

Net asset value at end of year	$ 7.87	$ 8.56	$ 7.92	$ 7.66	$ 8.94

Total return[2]	(2.58)%	15.99%	12.92%	(5.27)%	2.53%

Portfolio turnover rate[3]	88%	87%	81%	90%	82%

Net assets, end of year (in thousands)	$8,616	$11,995	$11,466	$7,280	$1,704

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.53%	1.52%	1.57%	1.55%	1.53%
Total expenses after reimbursements	1.42%	1.42%	1.42%	1.42%	1.45%

Net investment income to average net assets:
Net investment income before reimbursements	6.09%	7.11%	8.88%	8.77%	5.79%
Net investment income after reimbursements	6.20%	7.21%	9.03%	8.90%	5.87%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Class C

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 8.55	$ 7.91	$ 7.66	$ 8.95	$ 9.25

Income (loss) from investment operations:
Net investment income	0.46	0.52	0.63	0.64	0.48 [1]
Net realized and unrealized gain (loss)	(0.72)	0.63	0.22	(1.18)	(0.30)

Total from investment operations	(0.26)	1.15	0.85	(0.54)	0.18

Less distributions:

From net investment income	(0.43)	(0.50)	(0.60)	(0.62)	(0.48)
From net realized gain	—	—	—	(0.06)	—
Tax return of capital	—	(0.01)	—	(0.07)	—

Total distributions	(0.43)	(0.51)	(0.60)	(0.75)	(0.48)

Net asset value at end of year	$ 7.86	$ 8.55	$ 7.91	$ 7.66	$ 8.95

Total return[2]	(3.30)%	15.16%	11.99%	(6.04)%	1.87%

Portfolio turnover rate[3]	88%	87%	81%	90%	82%

Net assets, end of year (in thousands)	$8,785	$9,530	$6,010	$3,226	$ 421

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.29%	2.27%	2.32%	2.30%	2.28%
Total expenses after reimbursements	2.17%	2.17%	2.17%	2.17%	2.20%

Net investment income to average net assets:
Net investment income before reimbursements	5.38%	6.40%	8.16%	8.13%	5.15%
Net investment income after reimbursements	5.50%	6.50%	8.31%	8.26%	5.23%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Corporate Debt Fund

	Institutional Class

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 8.92	$ 8.24	$ 7.98	$ 9.30	$ 9.61

Income (loss) from investment operations:
Net investment income	0.56	0.62	0.72	0.75	0.59 [1]
Net realized and unrealized gain (loss)	(0.75)	0.68	0.24	(1.22)	(0.31)

Total from investment operations	(0.19)	1.30	0.96	(0.47)	0.28

Less distributions:

From net investment income	(0.53)	(0.60)	(0.70)	(0.71)	(0.59)
From net realized gain	—	—	—	(0.06)	—
Tax return of capital	—	(0.02)	—	(0.08)	—

Total distributions	(0.53)	(0.62)	(0.70)	(0.85)	(0.59)

Net asset value at end of year	$ 8.20	$ 8.92	$ 8.24	$ 7.98	$ 9.30

Total return[2]	(2.34)%	16.45%	13.02%	(5.08)%	2.91%

Portfolio turnover rate[3]	88%	87%	81%	90%	82%

Net assets, end of year (in thousands)	$319,419	$338,434	$215,990	$237,044	$364,775

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.29%	1.27%	1.32%	1.30%	1.28%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	6.40%	7.34%	9.20%	8.63%	6.14%
Net investment income after reimbursements	6.52%	7.44%	9.35%	8.76%	6.25%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

	Class A

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 10.60	$ 10.37	$ 9.57	$ 9.99	$10.00

Income (loss) from investment operations:
Net investment income	0.55	0.83 [2]	1.02	0.67	0.05
Net realized and unrealized gain (loss)	(0.58)	0.34	0.78	(0.41)	(0.01)

Total from investment operations	(0.03)	1.17	1.80	0.26	0.04

Less distributions:

From net investment income	(0.57)	(0.80)	(1.00)	(0.67)	(0.05)
From net realized gain	(0.22)	(0.14)	—	—	—
Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.79)	(0.94)	(1.00)	(0.68)	(0.05)

Net asset value at end of period	$ 9.78	$ 10.60	$ 10.37	$ 9.57	$ 9.99

Total return[3]	(0.12)%	12.04%	19.82%	2.98%	0.45%

Portfolio turnover rate[4]	37%	59%	73%	38%	19%

Net assets, end of period (in thousands)	$83,290	$10,178	$10,395	$ 425	$ 201

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.05%	1.05%	1.11%	1.65%	2.93%
Total expenses after reimbursements	0.92%	0.92%	0.92%	0.93%	0.95%

Net investment income to average net assets:
Net investment income before reimbursements	7.00%	7.83%	10.63%	6.50%	3.35%
Net investment income after reimbursements	7.13%	7.96%	10.82%	7.22%	5.33%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

	Class C

	Year Ended October 31, 2018	Period Ended October 31, 2017[6]

Net asset value at beginning of period	$10.22	$10.00

Income (loss) from investment operations:
Net investment income	0.52	0.38 [2]
Net realized and unrealized gain (loss)	(0.64)	0.08

Total from investment operations	(0.12)	0.46

Less distributions:

From net investment income	(0.47)	(0.24)
From net realized gain	(0.22)	—
Tax return of capital	—	—

Total distributions	(0.69)	(0.24)

Net asset value at end of period	$ 9.41	$10.22

Total return[3]	(0.98)%	4.74%

Portfolio turnover rate[4]	37%	59%

Net assets, end of period (in thousands)	$2,012	$ 188

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.79%	1.79%
Total expenses after reimbursements	1.67%	1.67%

Net investment income to average net assets:
Net investment income before reimbursements	5.93%	9.66%
Net investment income after reimbursements	6.05%	9.78%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Institutional Class

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[7]

Net asset value at beginning of period	$ 10.41	$ 10.19	$ 9.40	$ 9.81	$ 10.00

Income (loss) from investment operations:
Net investment income	0.60	0.90 [2]	1.07	0.68	0.16
Net realized and unrealized gain (loss)	(0.61)	0.27	0.72	(0.39)	(0.19)

Total from investment operations	(0.01)	1.17	1.79	0.29	(0.03)

Less distributions:

From net investment income	(0.58)	(0.81)	(1.00)	(0.69)	(0.16)
From net realized gain	(0.22)	(0.14)	—	—	—
Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.80)	(0.95)	(1.00)	(0.70)	(0.16)

Net asset value at end of period	$ 9.60	$ 10.41	$ 10.19	$ 9.40	$ 9.81

Total return[3]	0.11%	12.28%	20.18%	3.28%	(0.25)%

Portfolio turnover rate[4]	37%	59%	73%	38%	19%

Net assets, end of period (in thousands)	$693,577	$178,180	$120,081	$26,918	$21,275

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	0.79%	0.80%	0.89%	1.41%	2.94%
Total expenses after reimbursements	0.67%	0.67%	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	7.30%	8.64%	11.66%	6.61%	2.58%
Net investment income after reimbursements	7.42%	8.77%	11.88%	7.35%	4.85%

[1]	Class A commenced investment operations on September 23, 2014.

[2]	Per share amounts are based on average number of shares outstanding during the period.

[3]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Annualized for periods less than one year.

[6]	Class C commenced investment operations on June 13, 2017.

[7]	Institutional Class commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Class A

	Year Ended October 31, 2018	Period Ended October 31, 2017[1]

Net asset value at beginning of period	$12.72	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.03
Net realized and unrealized gain (loss)	(1.05)	2.74

Total from investment operations	(0.97)	2.77

Less distributions:

From net investment income	(0.20)	(0.05)
From net realized gain	(1.02)	—

Total distributions	(1.22)	(0.05)

Net asset value at end of period	$10.53	$12.72

Total return[2]	(8.59)%	27.73%

Portfolio turnover rate[3]	164%	196%

Net assets, end of period (in thousands)	$ 223	$ 13

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.20%	3.11%
Total expenses after reimbursements	1.27%	1.27%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.56%	(1.56)%
Net investment income after reimbursements	1.49%	0.28%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Class C

	Year Ended October 31, 2018	Period Ended October 31, 2017[1]

Net asset value at beginning of period	$12.65	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.05)
Net realized and unrealized gain (loss)	(1.10)	2.74

Total from investment operations	(1.07)	2.69

Less distributions:

From net investment income	(0.13)	(0.04)
From net realized gain	(1.02)	—

Total distributions	(1.15)	(0.04)

Net asset value at end of period	$10.43	$12.65

Total return[2]	(9.40)%	26.96%

Portfolio turnover rate[3]	164%	196%

Net assets, end of period (in thousands)	$ 11	$ 13

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.73%	3.86%
Total expenses after reimbursements	2.02%	2.02%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.51)%	(2.31)%
Net investment income (loss) after reimbursements	0.20%	(0.47)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Institutional Class

	Year Ended October 31, 2018	Period Ended October 31, 2017[1]

Net asset value at beginning of period	$ 12.74	$ 10.00

Income (loss) from investment operations:
Net investment income	0.14	0.06
Net realized and unrealized gain (loss)	(1.09)	2.73

Total from investment operations	(0.95)	2.79

Less distributions:

From net investment income	(0.21)	(0.05)
From net realized gain	(1.02)	—

Total distributions	(1.23)	(0.05)

Net asset value at end of period	$ 10.56	$ 12.74

Total return[2]	(8.41)%	27.94%

Portfolio turnover rate[3]	164%	196%

Net assets, end of period (in thousands)	$17,436	$18,030

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.73%	2.87%
Total expenses after reimbursements	1.02%	1.02%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.47%	(1.28)%
Net investment income after reimbursements	1.18%	0.57%

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 1, 2016.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

	Class A

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 10.33	$ 8.60	$ 7.92	$ 9.35	$ 10.61

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.06	(0.01)	0.16	0.01 [1]
Net realized and unrealized gain (loss)	(2.17)	1.86	0.85	(1.12)	(0.42)

Total from investment operations	(2.13)	1.92	0.84	(0.96)	(0.41)

Less distributions:

From net investment income	(0.17)	(0.19)	(0.16)	(0.08)	(0.01)
From net realized gain	—	—	—	(0.39)	(0.84)
Tax return of capital	(0.01)	—	—	—	—

Total distributions	(0.18)	(0.19)	(0.16)	(0.47)	(0.85)

Net asset value at end of year	$ 8.02	$ 10.33	$ 8.60	$ 7.92	$ 9.35

Total return[2]	(20.96)%	22.73%	10.84%	(10.32)%	(3.93)%

Portfolio turnover rate[3]	112%	126%	104%	105%	104%

Net assets, end of year (in thousands)	$ 1,447	$ 847	$ 524	$ 259	$ 332

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.37%	2.26%	2.39%	2.33%	2.53%
Total expenses after reimbursements	1.77%	1.77%	1.77%	1.78%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.31)%	0.01%	(0.09)%	0.96%	(0.65)%
Net investment income after reimbursements	0.29%	0.50%	0.53%	1.51%	0.08%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

	Class C

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 10.90	$ 9.11	$ 8.40	$ 9.96	$11.33

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	(0.12)	0.10	(0.05)[1]
Net realized and unrealized gain (loss)	(2.33)	1.93	0.95	(1.19)	(0.47)

Total from investment operations	(2.32)	1.95	0.83	(1.09)	(0.52)

Less distributions:

From net investment income	(0.16)	(0.16)	(0.12)	(0.08)	(0.01)
From net realized gain	—	—	—	(0.39)	(0.84)
Tax return of capital	— [4]	—	—	—	—

Total distributions	(0.16)	(0.16)	(0.12)	(0.47)	(0.85)

Net asset value at end of year	$ 8.42	$10.90	$ 9.11	$ 8.40	$ 9.96

Total return[2]	(21.62)%	21.78%	10.01%	(11.02)%	(4.71)%

Portfolio turnover rate[3]	112%	126%	104%	105%	104%

Net assets, end of year (in thousands)	$ 272	$ 251	$ 176	$ 311	$ 77

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.09%	3.01%	3.13%	3.09%	3.60%
Total expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.30)%	(0.76)%	(0.89)%	1.81%	(1.53)%
Net investment income (loss) after reimbursements	(0.73)%	(0.27)%	(0.28)%	2.38%	(0.48)%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 13.19	$ 10.94	$ 10.01	$ 11.63	$ 12.96

Income (loss) from investment operations:
Net investment income	0.05	0.09	0.04	0.20	0.02 [1]
Net realized and unrealized gain (loss)	(2.73)	2.36	1.07	(1.35)	(0.50)

Total from investment operations	(2.68)	2.45	1.11	(1.15)	(0.48)

Less distributions:

From net investment income	(0.18)	(0.20)	(0.18)	(0.08)	(0.01)
From net realized gain	—	—	—	(0.39)	(0.84)
Tax return of capital	(0.01)	—	—	—	—

Total distributions	(0.19)	(0.20)	(0.18)	(0.47)	(0.85)

Net asset value at end of year	$ 10.32	$ 13.19	$ 10.94	$ 10.01	$ 11.63

Total return[2]	(20.60)%	22.70%	11.21%	(9.91)%	(3.74)%

Portfolio turnover rate[3]	112%	126%	104%	105%	104%

Net assets, end of year (in thousands)	$32,456	$38,419	$33,626	$42,486	$48,909

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.06%	2.01%	2.10%	2.08%	2.39%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.16)%	0.18%	(0.22)%	1.24%	(0.70)%
Net investment income after reimbursements	0.38%	0.67%	0.36%	1.80%	0.17%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]	Amount is less than $0.005 per share.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Class A

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 9.99	$ 7.98	$ 7.83	$ 10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.10	0.36	0.10 [2]	(0.03)
Net realized and unrealized gain (loss)	(1.47)	2.08	(0.09)	(1.45)	0.27

Total from investment operations	(1.39)	2.18	0.27	(1.35)	0.24

Less distributions:

From net investment income	(0.08)	(0.17)	(0.12)	(0.15)	(0.05)
From net realized gain	(0.82)	—	—	(0.86)	—
Tax return of capital	(0.04)	—	—	—	—

Total distributions	(0.94)	(0.17)	(0.12)	(1.01)	(0.05)

Net asset value at end of period	$ 7.66	$ 9.99	$ 7.98	$ 7.83	$10.19

Total return[3]	(15.44)%	27.53%	3.36%	(13.68)%	2.43%

Portfolio turnover rate[4]	80%	107%	76%	91%	157%

Net assets, end of period (in thousands)	$ 7,645	$7,710	$2,154	$ 45	$ 9

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.20%	2.21%	2.45%	2.73%	6.90%
Total expenses after reimbursements	1.77%	1.77%	1.77%	1.79%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.46%	1.05%	4.34%	0.25%	(5.89)%
Net investment income (loss) after reimbursements	0.89%	1.49%	5.02%	1.19%	(0.79)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Class C

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 9.82	$ 7.86	$ 7.73	$ 10.15	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.08	0.08	(0.05)[2]	(0.83)
Net realized and unrealized gain (loss)	(1.48)	2.00	0.12	(1.36)	1.03

Total from investment operations	(1.45)	2.08	0.20	(1.41)	0.20

Less distributions:

From net investment income	(0.05)	(0.12)	(0.07)	(0.15)	(0.05)
From net realized gain	(0.82)	—	—	(0.86)	—
Tax return of capital	(0.03)	—	—	—	—

Total distributions	(0.90)	(0.12)	(0.07)	(1.01)	(0.05)

Net asset value at end of period	$ 7.47	$ 9.82	$ 7.86	$ 7.73	$10.15

Total return[3]	(16.30)%	26.57%	2.61%	(14.51)%	2.02%

Portfolio turnover rate[4]	80%	107%	76%	91%	157%

Net assets, end of period (in thousands)	$ 408	$ 459	$ 62	$ 53	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.94%	2.99%	3.05%	3.45%	7.71%
Total expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.18)%	(0.21)%	0.39%	(1.53)%	(6.42)%
Net investment income (loss) after reimbursements	0.24%	0.26%	0.92%	(0.60)%	(1.26)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Institutional Class

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[6]

Net asset value at beginning of period	$ 11.38	$ 9.06	$ 8.88	$ 11.35	$10.00

Income (loss) from investment operations:
Net investment income	0.12	0.13	0.18	0.12 [2]	0.14
Net realized and unrealized gain (loss)	(1.69)	2.37	0.13	(1.58)	1.32

Total from investment operations	(1.57)	2.50	0.31	(1.46)	1.46

Less distributions:

From net investment income	(0.08)	(0.18)	(0.13)	(0.15)	(0.11)
From net realized gain	(0.82)	—	—	(0.86)	—
Tax return of capital	(0.05)	—	—	—	—

Total distributions	(0.95)	(0.18)	(0.13)	(1.01)	(0.11)

Net asset value at end of period	$ 8.86	$ 11.38	$ 9.06	$ 8.88	$11.35

Total return[3]	(15.11)%	27.87%	3.58%	(13.29)%	14.69%

Portfolio turnover rate[4]	80%	107%	76%	91%	157%

Net assets, end of period (in thousands)	$77,788	$81,324	$52,711	$49,952	$7,280

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.95%	1.96%	2.05%	2.46%	6.09%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.78%	0.73%	1.48%	0.34%	(3.68)%
Net investment income after reimbursements	1.21%	1.17%	2.01%	1.28%	0.89%

[1]	Class A and Class C commenced investment operations on May 7, 2014.

[2]	Per share amounts are based on average number of shares outstanding during the period.

[3]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Annualized for periods less than one year.

[6]	Institutional Class commenced investment operations on November 5, 2013.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class A

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 11.16	$ 8.34	$ 7.29	$ 9.24	$ 9.66

Income (loss) from investment operations:
Net investment income	0.01	0.06 [1]	0.06	0.03	0.06
Net realized and unrealized gain (loss)	(1.55)	2.90	1.05	(1.92)	(0.40)

Total from investment operations	(1.54)	2.96	1.11	(1.89)	(0.34)

Less distributions:

From net investment income	(0.23)	(0.14)	(0.06)	(0.06)	(0.08)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.01)	—	—	— [2]	—

Total distributions	(0.24)	(0.14)	(0.06)	(0.06)	(0.08)

Net asset value at end of year	$ 9.38	$11.16	$ 8.34	$ 7.29	$ 9.24

Total return[3]	(14.16)%	35.90%	15.36%	(20.52)%	(3.58)%

Portfolio turnover rate[4]	113%	140%	119%	106%	130%

Net assets, end of year (in thousands)	$ 303	$ 134	$ 36	$ 24	$ 30

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.19%	2.65%	2.96%	3.56%	3.62%
Total expenses after reimbursements	1.42%	1.42%	1.42%	1.43%	1.45%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.06)%	(0.64)%	(0.74)%	(1.82)%	(1.45)%
Net investment income after reimbursements	0.71%	0.59%	0.80%	0.31%	0.72%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class C

	Year Ended October 31, 2018	Period Ended October 31, 2017	Period Ended August 9, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 10.73	$ 8.86 [5]	$ 8.17	$ 10.46	$ 11.00	$ 10.32

Income (loss) from investment operations:
Net investment income (loss)	(0.13)	— [1,2]	0.01	(0.04)	(0.01)	(0.03)[1]
Net realized and unrealized gain (loss)	(1.44)	1.93	0.81	(2.19)	(0.45)	0.78

Total from investment operations	(1.57)	1.93	0.82	(2.23)	(0.46)	0.75

Less distributions:

From net investment income	(0.19)	(0.06)	(0.03)	(0.06)	(0.08)	(0.06)
From net realized gain	—	—	—	—	—	—
Tax return of capital	(0.01)	—	—	— [2]	—	(0.01)

Total distributions	(0.20)	(0.06)	(0.03)	(0.06)	(0.08)	(0.07)

Net asset value at end of period	$ 8.96	$ 10.73	$ 8.96 [6]	$ 8.17	$ 10.46	$ 11.00

Total return[3]	(14.92)%	10.81%	10.02%	(21.38)%	(4.24)%	7.58%

Portfolio turnover rate[4]	113%	140%	119%	106%	130%	92%

Net assets, end of period (in thousands)	$ 1	$ 2	$ 1	$ 1	$ 1	$ 1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	2.96%	3.38%	3.86%	4.31%	4.34%	3.77%
Total expenses after reimbursements	2.17%	2.17%	2.22%	2.18%	2.20%	2.20%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.25)%	(1.20)%	(1.39)%	(2.57)%	(2.25)%	(1.81)%
Net investment income (loss) after reimbursements	(0.46)%	0.01%	0.25%	(0.44)%	(0.11)%	(0.24)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Institutional Class

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014

Net asset value at beginning of year	$ 10.78	$ 8.05	$ 7.02	$ 8.88	$ 9.27

Income (loss) from investment operations:
Net investment income	0.07	0.08 [1]	0.08	0.05	0.08
Net realized and unrealized gain (loss)	(1.54)	2.80	1.02	(1.85)	(0.39)

Total from investment operations	(1.47)	2.88	1.10	(1.80)	(0.31)

Less distributions:

From net investment income	(0.24)	(0.15)	(0.07)	(0.06)	(0.08)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.01)	—	—	— [2]	—

Total distributions	(0.25)	(0.15)	(0.07)	(0.06)	(0.08)

Net asset value at end of year	$ 9.06	$10.78	$ 8.05	$ 7.02	$ 8.88

Total return[3]	(14.01)%	36.21%	15.80%	(20.34)%	(3.40)%

Portfolio turnover rate[4]	113%	140%	119%	106%	130%

Net assets, end of year (in thousands)	$24,162	$8,106	$9,074	$ 7,601	$10,304

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.95%	2.35%	2.71%	3.31%	3.37%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.10%	(0.33)%	(0.46)%	(1.59)%	(1.28)%
Net investment income after reimbursements	0.88%	0.85%	1.08%	0.55%	0.92%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]	Amount is less than $0.005 per share.

[3]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Initial investment in Class C occurred on March 3, 2017. The beginning NAV for Class C is the end of day NAV for the Institutional Class on March 3, 2017.

[6]	There were no investors in Ashmore Emerging Markets Equity Fund Class C at the year ended October 31, 2016. Net asset value shown represents net asset value prior to the final redemption.

[7]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $7,932,258)
Angola (Rep of), 9.500%, 11/12/2025		2,554,000	$2,812,209	0.21
Angola (Rep of), 8.250%, 05/09/2028		2,915,000	2,912,056	0.22
Angola (Rep of), 9.375%, 05/08/2048		2,410,000	2,422,243	0.18
			8,146,508	0.61

Argentina (Cost $44,198,943)
Argentina (Rep of), 6.875%, 04/22/2021		3,479,000	3,327,664	0.25
Argentina (Rep of), 7.500%, 04/22/2026		4,794,000	4,182,765	0.32
Argentina (Rep of), 5.875%, 01/11/2028		4,063,000	3,128,510	0.24
Argentina (Rep of), 8.280%, 12/31/2033		3,157,189	2,694,937	0.20
Argentina (Rep of), (Step to 3.750% on 03/31/2019) 2.500%, 12/31/2038(2)		7,933,446	4,418,929	0.33
Argentina (Rep of), 6.875%, 01/11/2048		6,521,000	4,776,632	0.36
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.500%) 50.516%, 03/11/2019	ARS	8,343,000	232,125	0.02
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.250%) 49.840%, 03/01/2020	ARS	8,070,000	225,702	0.02
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.000%) 52.789%, 04/03/2022	ARS	77,137,255	2,123,067	0.16
Argentina POM Politica Monetaria, (Floating, Argentina Blended Historical Policy Rate + 0.000%) 67.467%, 06/21/2020	ARS	130,884,781	4,125,061	0.31
Provincia de Buenos Aires, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.750%) 55.307%, 04/12/2025(3)	ARS	53,295,000	1,325,305	0.10
YPF S.A., 8.750%, 04/04/2024		2,310,000	2,275,350	0.17
			32,836,047	2.48

Azerbaijan (Cost $8,834,409)
Southern Gas Corridor CJSC, 6.875%, 03/24/2026		5,050,000	5,417,024	0.41
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/2023		490,000	483,674	0.04
State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/2030		2,570,000	2,725,393	0.20
			8,626,091	0.65

Bahrain (Cost $6,330,093)
Bahrain (Rep of), 7.000%, 10/12/2028		3,640,000	3,553,150	0.27
Bahrain (Rep of), 7.500%, 09/20/2047		1,230,000	1,133,747	0.08
Oil and Gas Holding (The) Co. B.S.C. (Closed), 8.375%, 11/07/2028		1,800,000	1,800,000	0.14
			6,486,897	0.49

Belarus (Cost $16,743,901)
Belarus (Rep of), 6.875%, 02/28/2023		7,606,000	7,836,158	0.59
Belarus (Rep of), 7.625%, 06/29/2027		4,532,000	4,792,590	0.36
Belarus (Rep of), 6.200%, 02/28/2030		3,810,000	3,607,460	0.27
			16,236,208	1.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Brazil (Cost $161,889,480)
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.327%) 9.250%, 04/15/2023(4)		1,150,000	$1,236,250	0.09
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%) 6.250%, 04/15/2024(4)		5,680,000	4,898,574	0.37
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 6.362%) 9.000%, 06/18/2024(4)		4,585,000	4,745,475	0.36
Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 06/10/2019		1,770,000	1,798,904	0.14
Brazil (Rep of), 2.625%, 01/05/2023		2,500,000	2,315,025	0.17
Brazil (Rep of), 4.250%, 01/07/2025		3,264,000	3,150,935	0.24
Brazil (Rep of), 6.000%, 04/07/2026		1,796,000	1,876,964	0.14
Brazil (Rep of), 4.625%, 01/13/2028		3,112,000	2,919,087	0.22
Brazil (Rep of), 8.250%, 01/20/2034		1,236,000	1,480,110	0.11
Brazil (Rep of), 7.125%, 01/20/2037		1,751,000	1,926,100	0.14
Brazil (Rep of), 5.625%, 01/07/2041		988,000	909,454	0.07
Brazil (Rep of), 5.000%, 01/27/2045		2,754,000	2,299,590	0.17
Brazil (Rep of), 5.625%, 02/21/2047		1,809,000	1,623,578	0.12
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2020(5)	BRL	127,898	31,576,562	2.38
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2021(5)	BRL	185,189	40,101,392	3.02
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2022(5)	BRL	10,160	2,090,910	0.16
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	118,985	31,910,218	2.41
CSN Resources S.A., 6.500%, 07/21/2020		1,810,000	1,759,664	0.13
MARB BondCo PLC, 7.000%, 03/15/2024		2,380,000	2,281,111	0.17
Petrobras Global Finance B.V., 7.375%, 01/17/2027		2,300,000	2,383,605	0.18
Petrobras Global Finance B.V., 6.875%, 01/20/2040		10,003,000	9,490,346	0.72
Petrobras Global Finance B.V., 6.850%, 06/05/2115		4,700,000	4,165,375	0.31
Samarco Mineracao S.A., 4.125%, 11/01/2022(6)		5,810,000	4,328,508	0.33
Samarco Mineracao S.A., 5.750%, 10/24/2023(6)		6,503,000	5,007,310	0.38
Samarco Mineracao S.A., 5.375%, 09/26/2024(6)		2,345,000	1,808,581	0.14
			168,083,628	12.67

Cameroon (Cost $347,769)
Cameroon (Rep of), 9.500%, 11/19/2025		320,000	333,081	0.03
			333,081	0.03

Chile (Cost $59,857,219)
Banco del Estado de Chile, 3.875%, 02/08/2022		960,000	953,960	0.07
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2021	CLP	21,795,000,000	31,711,480	2.39
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	CLP	4,205,000,000	6,073,305	0.46
Chile (Rep of), 3.240%, 02/06/2028		933,000	873,755	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Chile (continued)
Corp. Nacional del Cobre de Chile, 4.250%, 07/17/2042		1,261,000	$1,115,612	0.08
Corp. Nacional del Cobre de Chile, 5.625%, 10/18/2043		2,712,000	2,908,625	0.22
Corp. Nacional del Cobre de Chile, 4.875%, 11/04/2044		3,651,000	3,555,117	0.27
Corp. Nacional del Cobre de Chile, 4.500%, 08/01/2047		2,720,000	2,513,987	0.19
Empresa Nacional del Petroleo, 3.750%, 08/05/2026		1,530,000	1,409,130	0.11
Empresa Nacional del Petroleo, 4.500%, 09/14/2047		1,892,000	1,605,362	0.12
			52,720,333	3.98

China (Cost $27,431,697)
Amber Circle Funding Ltd., 3.250%, 12/04/2022		3,246,000	3,151,275	0.24
China Evergrande Group, 7.500%, 06/28/2023		6,600,000	5,300,935	0.40
China Railway Resources Huitung Ltd., 3.850%, 02/05/2023		1,505,000	1,480,767	0.11
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016(3)(6)(7)(8)(9)		1,975,424	—	—
Franshion Development Ltd., 6.750%, 04/15/2021		2,390,000	2,493,953	0.19
Industrial & Commercial Bank of China Asia Ltd., 5.125%, 11/30/2020		1,779,000	1,820,856	0.14
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		3,775,000	2,661,194	0.20
Sinochem Overseas Capital Co. Ltd., 4.500%, 11/12/2020		2,672,000	2,702,554	0.20
Sinochem Overseas Capital Co. Ltd., 6.300%, 11/12/2040		1,170,000	1,364,065	0.10
Sinopec Group Overseas Development 2012 Ltd., 4.875%, 05/17/2042		1,280,000	1,287,192	0.10
Sunac China Holdings Ltd., 7.950%, 08/08/2022		1,380,000	1,233,343	0.09
			23,496,134	1.77

Colombia (Cost $22,181,536)
Colombia (Rep of), 11.750%, 02/25/2020		45,000	49,748	—
Colombia (Rep of), 4.000%, 02/26/2024		2,090,000	2,063,875	0.16
Colombia (Rep of), 8.125%, 05/21/2024		2,138,000	2,516,426	0.19
Colombia (Rep of), 3.875%, 04/25/2027		1,956,000	1,862,112	0.14
Colombia (Rep of), 7.375%, 09/18/2037		2,868,000	3,463,110	0.26
Colombia (Rep of), 6.125%, 01/18/2041		2,984,000	3,225,734	0.24
Colombia (Rep of), 5.625%, 02/26/2044		2,813,000	2,880,512	0.22
Colombia (Rep of), 5.000%, 06/15/2045		2,497,000	2,363,435	0.18
Empresas Publicas de Medellin ESP, 8.375%, 11/08/2027	COP	8,747,000,000	2,574,241	0.19
			20,999,193	1.58

Costa Rica (Cost $4,545,589)
Banco Nacional de Costa Rica, 6.250%, 11/01/2023		1,120,000	1,054,816	0.08
Costa Rica (Rep of), 4.250%, 01/26/2023		2,196,000	1,916,010	0.14
Costa Rica (Rep of), 5.625%, 04/30/2043		900,000	655,227	0.05
Instituto Costarricense de Electricidad, 6.950%, 11/10/2021		400,000	382,004	0.03
			4,008,057	0.30

Croatia (Cost $12,862,312)
Croatia (Rep of), 6.625%, 07/14/2020		3,690,000	3,851,201	0.29
Croatia (Rep of), 6.375%, 03/24/2021		3,549,000	3,724,761	0.28
Croatia (Rep of), 6.000%, 01/26/2024		4,850,000	5,224,013	0.40
			12,799,975	0.97

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Czech Republic (Cost $2,189,403)
New World Resources N.V., 8.000%, 04/07/2020(6)(8)	EUR	1,938,518	$—	—
New World Resources N.V., 4.000%, 10/07/2020(6)(8)	EUR	669,526	—	—
			—	—

Dominican Republic (Cost $26,852,109)
Dominican (Rep of), 7.500%, 05/06/2021		2,855,000	2,954,925	0.22
Dominican (Rep of), 6.600%, 01/28/2024		1,950,000	2,032,875	0.15
Dominican (Rep of), 5.875%, 04/18/2024		3,074,000	3,116,114	0.23
Dominican (Rep of), 5.500%, 01/27/2025		4,950,000	4,883,175	0.37
Dominican (Rep of), 6.875%, 01/29/2026		4,900,000	5,145,000	0.39
Dominican (Rep of), 6.000%, 07/19/2028(3)		910,000	902,037	0.07
Dominican (Rep of), 7.450%, 04/30/2044		2,160,000	2,257,200	0.17
Dominican (Rep of), 6.850%, 01/27/2045		4,677,000	4,606,845	0.35
			25,898,171	1.95

Ecuador (Cost $102,574,985)
Ecuador (Rep of), 10.500%, 03/24/2020		23,966,000	24,565,150	1.85
Ecuador (Rep of), 10.750%, 03/28/2022		22,430,000	23,102,900	1.74
Ecuador (Rep of), 8.750%, 06/02/2023		7,563,000	7,222,665	0.54
Ecuador (Rep of), 7.950%, 06/20/2024		7,562,000	6,764,209	0.51
Ecuador (Rep of), 9.650%, 12/13/2026		12,064,000	11,219,520	0.85
Ecuador (Rep of), 9.625%, 06/02/2027		5,633,000	5,175,319	0.39
Ecuador (Rep of), 8.875%, 10/23/2027		8,284,000	7,281,636	0.55
Ecuador (Rep of), 7.875%, 01/23/2028		10,758,000	8,990,460	0.68
EP PetroEcuador via Noble Sovereign Funding I Ltd., (Floating, ICE LIBOR USD 3M + 5.630%) 8.016%, 09/24/2019		2,080,000	2,074,800	0.16
			96,396,659	7.27

Egypt (Cost $18,090,991)
Egypt (Rep of), 7.500%, 01/31/2027		6,569,000	6,423,300	0.48
Egypt (Rep of), 6.588%, 02/21/2028		4,148,000	3,799,029	0.29
Egypt (Rep of), 6.875%, 04/30/2040		590,000	493,547	0.04
Egypt (Rep of), 8.500%, 01/31/2047		4,010,000	3,784,036	0.28
Egypt (Rep of), 7.903%, 02/21/2048		2,190,000	1,958,587	0.15
			16,458,499	1.24

El Salvador (Cost $12,864,889)
El Salvador (Rep of), 7.375%, 12/01/2019		900,000	898,650	0.07
El Salvador (Rep of), 5.875%, 01/30/2025		1,696,000	1,517,920	0.12
El Salvador (Rep of), 6.375%, 01/18/2027		1,833,000	1,638,244	0.12
El Salvador (Rep of), 8.625%, 02/28/2029		2,739,000	2,786,932	0.21
El Salvador (Rep of), 8.250%, 04/10/2032		1,809,000	1,772,928	0.13
El Salvador (Rep of), 7.650%, 06/15/2035		860,000	787,975	0.06
El Salvador (Rep of), 7.625%, 02/01/2041		2,980,000	2,703,218	0.20
			12,105,867	0.91

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Ethiopia (Cost $5,014,857)
Ethiopia (Rep of), 6.625%, 12/11/2024		5,073,000	$4,922,231	0.37
			4,922,231	0.37

Gabon (Cost $5,443,426)
Gabon (Rep of), 6.375%, 12/12/2024		5,179,700	4,705,965	0.35
Gabon (Rep of), 6.950%, 06/16/2025		400,000	367,993	0.03
			5,073,958	0.38

Georgia (Cost $4,212,124)
Georgia (Rep of), 6.875%, 04/12/2021		2,650,000	2,773,437	0.21
Georgian Railway JSC, 7.750%, 07/11/2022		1,290,000	1,361,724	0.10
			4,135,161	0.31

Ghana (Cost $6,493,165)
Ghana (Rep of), 8.125%, 01/18/2026		1,190,000	1,195,538	0.09
Ghana (Rep of), 7.625%, 05/16/2029		1,853,000	1,768,329	0.13
Ghana (Rep of), 10.750%, 10/14/2030		200,000	239,756	0.02
Ghana (Rep of), 8.627%, 06/16/2049		3,136,000	2,941,731	0.22
			6,145,354	0.46

Hungary (Cost $15,933,118)
Hungary (Rep of), 5.375%, 02/21/2023		5,532,000	5,811,797	0.44
Hungary (Rep of), 5.750%, 11/22/2023		5,166,000	5,534,088	0.42
Hungary (Rep of), 5.375%, 03/25/2024		3,120,000	3,307,824	0.25
Hungary (Rep of), 7.625%, 03/29/2041		654,000	887,805	0.06
			15,541,514	1.17

India (Cost $22,572,565)
Export-Import Bank of India, 4.000%, 01/14/2023		2,019,000	1,991,099	0.15
Export-Import Bank of India, 3.375%, 08/05/2026		1,100,000	995,375	0.07
India (Rep of), 7.350%, 06/22/2024	INR	110,000,000	1,454,865	0.11
India (Rep of), 7.720%, 05/25/2025	INR	403,510,000	5,421,424	0.41
India (Rep of), 7.590%, 01/11/2026	INR	290,000,000	3,855,555	0.29
India (Rep of), 7.170%, 01/08/2028	INR	510,000,000	6,591,480	0.50
			20,309,798	1.53

Indonesia (Cost $87,668,059)
Indonesia (Rep of), 8.250%, 07/15/2021	IDR	69,190,000,000	4,584,067	0.35
Indonesia (Rep of), 5.625%, 05/15/2023	IDR	87,009,000,000	5,146,096	0.39
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	79,014,000,000	5,169,992	0.39
Indonesia (Rep of), 4.125%, 01/15/2025		1,655,000	1,592,259	0.12
Indonesia (Rep of), 8.375%, 09/15/2026	IDR	117,201,000,000	7,599,235	0.57
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	40,329,000,000	2,401,603	0.18
Indonesia (Rep of), 6.125%, 05/15/2028	IDR	93,553,000,000	5,196,851	0.39

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Indonesia (continued)
Indonesia (Rep of), 8.250%, 05/15/2029	IDR	59,326,000,000	$3,833,843	0.29
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	27,075,000,000	1,771,151	0.13
Indonesia (Rep of), 7.500%, 08/15/2032	IDR	37,148,000,000	2,179,669	0.16
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	81,627,000,000	4,425,110	0.33
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	9,455,000,000	593,166	0.04
Indonesia (Rep of), 8.500%, 10/12/2035		1,335,000	1,753,521	0.13
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	24,710,000,000	1,535,848	0.12
Indonesia (Rep of), 6.625%, 02/17/2037		1,404,000	1,578,280	0.12
Indonesia (Rep of), 7.750%, 01/17/2038		2,058,000	2,570,926	0.19
Indonesia (Rep of), 7.500%, 05/15/2038	IDR	18,107,000,000	1,033,239	0.08
Indonesia (Rep of), 5.250%, 01/17/2042		1,603,000	1,548,270	0.12
Indonesia (Rep of), 5.125%, 01/15/2045		3,941,000	3,720,663	0.28
Indonesia (Rep of), 5.950%, 01/08/2046		3,349,000	3,522,502	0.27
Indonesia (Rep of), 5.250%, 01/08/2047		2,447,000	2,354,927	0.18
Indonesia (Rep of), 4.750%, 07/18/2047		1,550,000	1,396,896	0.11
Pertamina Persero PT, 6.000%, 05/03/2042		1,109,000	1,051,737	0.08
Pertamina Persero PT, 6.500%, 11/07/2048		1,117,000	1,095,341	0.08
Perusahaan Listrik Negara PT, 5.500%, 11/22/2021		3,830,000	3,954,475	0.30
Perusahaan Listrik Negara PT, 5.250%, 05/15/2047		988,000	868,388	0.07
Perusahaan Listrik Negara PT, 6.150%, 05/21/2048		2,434,000	2,368,267	0.18
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/2025		1,248,000	1,214,530	0.09
Perusahaan Penerbit SBSN Indonesia III, 4.550%, 03/29/2026		2,350,000	2,288,486	0.17
			78,349,338	5.91

Iraq (Cost $689,823)
Iraq (Rep of), 5.800%, 01/15/2028		750,000	686,991	0.05
			686,991	0.05

Ivory Coast (Cost $11,113,024)
Ivory Coast (Rep of), 6.375%, 03/03/2028		1,276,000	1,182,673	0.09
Ivory Coast (Rep of), 5.750%, 12/31/2032		10,244,375	9,273,864	0.70
			10,456,537	0.79

Jamaica (Cost $31,377,969)
Digicel Group Ltd., 8.250%, 09/30/2020		22,130,000	15,823,171	1.19
Digicel Group Ltd., 7.125%, 04/01/2022		5,580,000	3,480,581	0.26
Digicel Ltd., 6.000%, 04/15/2021		3,670,000	3,330,525	0.25
Jamaica (Rep of), 6.750%, 04/28/2028		920,000	998,200	0.08
Jamaica (Rep of), 7.875%, 07/28/2045		1,790,000	2,085,350	0.16
			25,717,827	1.94

Jordan (Cost $1,309,664)
Jordan (Rep of), 5.750%, 01/31/2027		1,360,000	1,248,126	0.09
			1,248,126	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currenc	y(1)	Par	Value	% of Net Assets
Kazakhstan (Cost $21,844,581)
Development Bank of Kazakhstan JSC, 4.125%, 12/10/2022			3,863,000	$3,787,594	0.28
KazAgro National Management Holding JSC, 4.625%, 05/24/2023			2,980,000	2,940,813	0.22
Kazakhstan (Rep of), 5.125%, 07/21/2025			1,410,000	1,486,473	0.11
Kazakhstan (Rep of), 4.875%, 10/14/2044			1,469,000	1,441,383	0.11
Kazakhstan (Rep of), 6.500%, 07/21/2045			3,203,000	3,813,652	0.29
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042			3,411,000	3,693,247	0.28
Kazakhstan Temir Zholy National Co. JSC, 4.850%, 11/17/2027			901,000	885,115	0.07
KazMunayGas National Co. JSC, 5.375%, 04/24/2030(3)			2,151,000	2,134,867	0.16
KazMunayGas National Co. JSC, 6.375%, 10/24/2048(3)			1,131,000	1,147,506	0.09
Nostrum Oil & Gas Finance B.V., 8.000%, 07/25/2022			1,150,000	986,424	0.07
				22,317,074	1.68

Kenya (Cost $4,287,211)
Kenya (Rep of), 6.875%, 06/24/2024			1,480,000	1,439,904	0.11
Kenya (Rep of), 7.250%, 02/28/2028			498,000	469,664	0.04
Kenya (Rep of), 8.250%, 02/28/2048			2,260,000	2,060,306	0.15
				3,969,874	0.30

Lebanon (Cost $23,528,868)
Lebanon (Rep of), 5.150%, 11/12/2018			550,000	549,131	0.04
Lebanon (Rep of), 5.450%, 11/28/2019			3,176,000	3,060,203	0.23
Lebanon (Rep of), 6.375%, 03/09/2020			2,304,000	2,216,208	0.16
Lebanon (Rep of), 8.250%, 04/12/2021			5,515,000	5,278,076	0.40
Lebanon (Rep of), 6.100%, 10/04/2022			8,514,000	7,420,973	0.56
Lebanon (Rep of), 6.000%, 01/27/2023			1,520,000	1,308,200	0.10
Lebanon (Rep of), 6.600%, 11/27/2026			1,926,000	1,554,840	0.12
				21,387,631	1.61

Malaysia (Cost $21,316,077)
Axiata SPV1 Labuan Ltd., 5.375%, 04/28/2020			500,000	510,378	0.04
Malaysia (Rep of), 3.759%, 03/15/2019	MYR		1,609,000	385,086	0.03
Malaysia (Rep of), 3.659%, 10/15/2020	MYR		48,440,000	11,606,465	0.88
Malaysia (Rep of), 3.882%, 03/10/2022	MYR		2,246,000	539,318	0.04
Malaysia (Rep of), 3.418%, 08/15/2022	MYR		9,000	2,123	—
Malaysia (Rep of), 3.757%, 04/20/2023	MYR		146,000	34,801	—
Malaysia (Rep of), 4.181%, 07/15/2024	MYR		2,150,000	518,511	0.04
Malaysia (Rep of), 3.955%, 09/15/2025	MYR		50,000	11,853	—
Malaysia (Rep of), 4.392%, 04/15/2026	MYR		125,000	30,235	—
Malaysia (Rep of), 3.900%, 11/30/2026	MYR		114,000	26,825	—
Malaysia (Rep of), 4.498%, 04/15/2030	MYR		6,297,000	1,504,538	0.11
Malaysia (Rep of), 4.232%, 06/30/2031	MYR		2,488,000	578,784	0.05
Malaysia (Rep of), 3.844%, 04/15/2033	MYR		1,712,000	376,253	0.03
Malaysia (Rep of), 4.642%, 11/07/2033	MYR		5,024,000	1,204,739	0.09
Malaysia (Rep of), 4.254%, 05/31/2035	MYR		468,000	105,747	0.01
Petronas Capital Ltd., 7.875%, 05/22/2022			1,540,000	1,741,250	0.13
Wakala Global Sukuk Bhd., 4.646%, 07/06/2021			1,671,000	1,723,319	0.13
				20,900,225	1.58

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Mexico (Cost $67,026,123)
Comision Federal de Electricidad, 4.875%, 01/15/2024		2,353,000	$2,318,905	0.18
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	248,500	1,101,101	0.08
Comision Federal de Electricidad, 5.750%, 02/14/2042		2,150,000	1,998,984	0.15
Mexican Bonos, 6.500%, 06/10/2021	MXN	4,295,200	20,097,728	1.52
Mexican Bonos, 6.500%, 06/09/2022	MXN	1,561,100	7,174,839	0.54
Mexican Bonos, 8.000%, 12/07/2023	MXN	656,000	3,138,899	0.24
Mexico (Rep of), 6.050%, 01/11/2040		1,162,000	1,205,575	0.09
Mexico (Rep of), 4.750%, 03/08/2044		1,546,000	1,370,545	0.10
Mexico (Rep of), 5.550%, 01/21/2045		1,437,000	1,419,770	0.11
Mexico (Rep of), 4.600%, 01/23/2046		3,093,000	2,670,836	0.20
Mexico (Rep of), 4.350%, 01/15/2047		1,207,000	1,005,419	0.08
Mexico (Rep of), 5.750%, 10/12/2110		1,788,000	1,640,490	0.12
Petroleos Mexicanos, 6.000%, 03/05/2020		874,000	886,009	0.07
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	444,600	1,838,898	0.14
Petroleos Mexicanos, 6.875%, 08/04/2026		3,355,000	3,341,580	0.25
Petroleos Mexicanos, 6.500%, 06/02/2041		1,910,000	1,635,533	0.12
Petroleos Mexicanos, 5.500%, 06/27/2044		548,000	424,700	0.03
Petroleos Mexicanos, 5.625%, 01/23/2046		2,630,000	2,037,724	0.15
Petroleos Mexicanos, 6.750%, 09/21/2047		4,331,000	3,717,297	0.28
			59,024,832	4.45

Mongolia (Cost $3,678,254)
Development Bank of Mongolia LLC, 7.250%, 10/23/2023(3)(9)		920,000	898,150	0.07
Energy Resources LLC, 8.000%, 09/30/2022(10)		2,030,113	1,931,652	0.14
Mongolia (Rep of), 5.625%, 05/01/2023		920,000	875,850	0.07
Mongolian Mining Corp., 8.000%, 04/01/2019(11)		992,986	488,053	0.04
			4,193,705	0.32

Morocco (Cost $8,216,034)
Morocco (Rep of), 4.250%, 12/11/2022		5,232,000	5,203,956	0.39
Morocco (Rep of), 5.500%, 12/11/2042		2,628,000	2,667,499	0.20
			7,871,455	0.59

Nigeria (Cost $6,459,273)
Nigeria (Rep of), 6.500%, 11/28/2027		2,760,000	2,532,410	0.19
Nigeria (Rep of), 7.696%, 02/23/2038		1,693,000	1,523,714	0.12
Nigeria (Rep of), 7.625%, 11/28/2047		1,990,000	1,754,464	0.13
			5,810,588	0.44

Oman (Cost $7,423,684)
Oman (Rep of), 4.750%, 06/15/2026		404,000	371,680	0.03
Oman (Rep of), 6.500%, 03/08/2047		2,950,000	2,632,875	0.20
Oman (Rep of), 6.750%, 01/17/2048		4,210,000	3,841,625	0.29
			6,846,180	0.52

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Pakistan (Cost $23,498,528)
Pakistan (Rep of), 7.250%, 04/15/2019		3,818,000	$3,820,902	0.29
Pakistan (Rep of), 8.250%, 04/15/2024		4,954,000	5,059,322	0.38
Pakistan (Rep of), 8.250%, 09/30/2025		2,840,000	2,896,800	0.22
Pakistan (Rep of), 6.875%, 12/05/2027		5,259,000	4,855,130	0.37
Second Pakistan International Sukuk (The) Co. Ltd., 6.750%, 12/03/2019		3,290,000	3,295,231	0.25
Third Pakistan International Sukuk (The) Co. Ltd., 5.500%, 10/13/2021		1,157,000	1,120,196	0.08
Third Pakistan International Sukuk (The) Co. Ltd., 5.625%, 12/05/2022		1,986,000	1,894,493	0.14
			22,942,074	1.73

Panama (Cost $12,026,461)
Panama (Rep of), 4.000%, 09/22/2024		1,060,000	1,054,700	0.08
Panama (Rep of), 7.125%, 01/29/2026		1,889,000	2,211,037	0.17
Panama (Rep of), 8.875%, 09/30/2027		777,000	1,023,698	0.08
Panama (Rep of), 9.375%, 04/01/2029		781,000	1,081,685	0.08
Panama (Rep of), 6.700%, 01/26/2036		2,092,000	2,505,170	0.19
Panama (Rep of), 4.500%, 05/15/2047		1,320,000	1,236,193	0.09
Panama (Rep of), 4.300%, 04/29/2053		2,540,000	2,270,785	0.17
			11,383,268	0.86

Paraguay (Cost $2,606,572)
Paraguay (Rep of), 4.625%, 01/25/2023		1,570,000	1,566,075	0.12
Paraguay (Rep of), 4.700%, 03/27/2027		956,000	933,295	0.07
			2,499,370	0.19

Peru (Cost $25,104,514)
Banco de Credito del Peru, 4.850%, 10/30/2020	PEN	9,670,000	2,875,330	0.22
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	5,140	1,635,836	0.12
Peru (Rep of), 7.350%, 07/21/2025		4,469,000	5,385,145	0.41
Peru (Rep of), 8.750%, 11/21/2033		4,146,000	5,928,780	0.45
Peru (Rep of), 5.625%, 11/18/2050		5,633,000	6,308,960	0.47
Petroleos del Peru S.A., 5.625%, 06/19/2047		1,718,000	1,637,700	0.12
			23,771,751	1.79

Philippines (Cost $20,928,519)
Development Bank of the Philippines, 5.500%, 03/25/2021		1,760,000	1,826,495	0.14
Philippines (Rep of), 4.950%, 01/15/2021	PHP	11,000,000	202,211	0.01
Philippines (Rep of), 3.900%, 11/26/2022	PHP	35,000,000	607,489	0.05
Philippines (Rep of), 10.625%, 03/16/2025		1,357,000	1,838,466	0.14
Philippines (Rep of), 9.500%, 02/02/2030		3,197,000	4,601,752	0.35
Philippines (Rep of), 7.750%, 01/14/2031		2,738,000	3,588,713	0.27
Philippines (Rep of), 6.375%, 10/23/2034		2,209,000	2,684,308	0.20

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Philippines (continued)
Philippines (Rep of), 6.250%, 01/14/2036	PHP	15,000,000	$262,662	0.02
Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/2024		3,236,000	3,761,514	0.28
			19,373,610	1.46

Qatar (Cost $2,370,000)
Qatar (Rep of), 5.103%, 04/23/2048		2,370,000	2,405,550	0.18
			2,405,550	0.18

Romania (Cost $7,494,920)
Romania (Rep of), 4.375%, 08/22/2023		6,596,000	6,581,555	0.50
Romania (Rep of), 6.125%, 01/22/2044		530,000	570,683	0.04
			7,152,238	0.54

Russian Federation (Cost $46,265,048)
CEDC Finance Corp International, Inc., 10.000%, 12/31/2022(3)		1,071,532	771,503	0.06
Gazprom OAO Via Gaz Capital S.A., 9.250%, 04/23/2019		890,000	910,773	0.07
Gazprom OAO Via Gaz Capital S.A., 8.625%, 04/28/2034		1,063,000	1,299,199	0.10
Russian Federal Bond - OFZ, 7.500%, 08/18/2021	RUB	585,143,000	8,759,324	0.66
Russian Federal Bond - OFZ, 7.400%, 12/07/2022	RUB	74,448,000	1,101,919	0.08
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	324,001,000	4,729,004	0.36
Russian Federal Bond - OFZ, 7.050%, 01/19/2028	RUB	259,680,000	3,600,583	0.27
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	316,795,000	4,809,316	0.36
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	35,390,000	503,130	0.04
Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029		3,400,000	3,215,482	0.24
Russian Foreign Bond - Eurobond, 5.250%, 06/23/2047		3,600,000	3,332,160	0.25
Sberbank of Russia Via SB Capital S.A., 5.125%, 10/29/2022		1,960,000	1,926,837	0.14
Sberbank of Russia Via SB Capital S.A., 5.250%, 05/23/2023		3,620,000	3,559,908	0.27
SCF Capital Designated Activity Co., 5.375%, 06/16/2023		2,580,000	2,483,766	0.19
Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022		761,000	738,322	0.06
Vnesheconombank Via VEB Finance PLC, 5.942%, 11/21/2023		262,000	250,123	0.02
			41,991,349	3.17

Saudi Arabia (Cost $1,076,260)
Saudi (Rep of), 5.000%, 04/17/2049		1,100,000	1,054,935	0.08
			1,054,935	0.08

Senegal (Cost $4,510,843)
Senegal (Rep of), 6.250%, 05/23/2033		2,369,000	2,048,280	0.15
Senegal (Rep of), 6.750%, 03/13/2048		2,257,000	1,854,577	0.14
			3,902,857	0.29

Serbia (Cost $3,361,323)
Serbia (Rep of), 4.875%, 02/25/2020		2,264,000	2,282,112	0.17
Serbia (Rep of), 7.250%, 09/28/2021		980,000	1,057,136	0.08
			3,339,248	0.25

South Africa (Cost $79,096,837)
Eskom Holdings SOC Ltd., 5.750%, 01/26/2021		450,000	430,875	0.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
South Africa (continued)
Eskom Holdings SOC Ltd., 6.750%, 08/06/2023		2,687,000	$2,512,345	0.19
Eskom Holdings SOC Ltd., 7.125%, 02/11/2025		5,128,000	4,794,680	0.36
Eskom Holdings SOC Ltd., 8.450%, 08/10/2028(3)		900,000	868,590	0.06
South Africa (Rep of), 5.875%, 05/30/2022		1,782,000	1,818,175	0.14
South Africa (Rep of), 4.875%, 04/14/2026		2,960,000	2,738,000	0.21
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	36,626,000	2,632,653	0.20
South Africa (Rep of), 4.300%, 10/12/2028		6,209,000	5,293,172	0.40
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	55,284,000	3,287,203	0.25
South Africa (Rep of), 5.875%, 06/22/2030		2,497,000	2,350,301	0.18
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	154,657,346	8,327,647	0.63
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	56,129,000	3,309,041	0.25
South Africa (Rep of), 8.875%, 02/28/2035	ZAR	110,450,000	6,746,401	0.51
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	4,560,660	266,241	0.02
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	38,094,480	2,294,952	0.17
South Africa (Rep of), 6.500%, 02/28/2041	ZAR	97,091,000	4,430,153	0.33
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	71,957,000	4,207,796	0.32
South Africa (Rep of), 5.000%, 10/12/2046		4,745,000	3,786,510	0.28
South Africa (Rep of), 5.650%, 09/27/2047		3,870,000	3,260,475	0.25
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	91,472,690	5,336,759	0.40
			68,691,969	5.18

Sri Lanka (Cost $2,939,832)
Sri Lanka (Rep of), 6.825%, 07/18/2026		1,251,000	1,119,681	0.08
Sri Lanka (Rep of), 6.200%, 05/11/2027		1,703,000	1,455,653	0.11
			2,575,334	0.19

Suriname (Cost $2,099,436)
Suriname (Rep of), 9.250%, 10/26/2026		2,077,000	2,040,653	0.15
			2,040,653	0.15

Thailand (Cost $33,407,819)
Thailand (Rep of), 1.875%, 06/17/2022	THB	357,785,000	10,634,342	0.80
Thailand (Rep of), 2.000%, 12/17/2022	THB	359,328,000	10,690,274	0.81
Thailand (Rep of), 2.400%, 12/17/2023	THB	87,140,000	2,622,783	0.20
Thailand (Rep of), 2.125%, 12/17/2026	THB	40,383,000	1,162,040	0.09
Thailand (Rep of), 2.875%, 12/17/2028	THB	37,940,000	1,145,726	0.09
Thailand (Rep of), 4.875%, 06/22/2029	THB	18,680,000	660,016	0.05
Thailand (Rep of), 3.775%, 06/25/2032	THB	101,419,000	3,233,452	0.24
Thailand (Rep of), 3.400%, 06/17/2036	THB	75,197,000	2,308,387	0.17
Thailand (Rep of), 2.875%, 06/17/2046	THB	4,854,000	131,838	0.01
			32,588,858	2.46

Turkey (Cost $23,733,241)
Turkey (Rep of), 7.000%, 06/05/2020		1,047,000	1,053,768	0.08
Turkey (Rep of), 5.625%, 03/30/2021		670,000	653,212	0.05
Turkey (Rep of), 3.000%, 02/23/2022	TRY	2,939,300	947,387	0.07
Turkey (Rep of), 10.700%, 08/17/2022	TRY	16,340,000	2,236,314	0.17

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Turkey (continued)
Turkey (Rep of), 6.250%, 09/26/2022		1,100,000	$1,065,596	0.08
Turkey (Rep of), 3.250%, 03/23/2023		1,300,000	1,114,750	0.09
Turkey (Rep of), 5.750%, 03/22/2024		1,770,000	1,648,741	0.13
Turkey (Rep of), 7.375%, 02/05/2025		2,264,000	2,243,977	0.17
Turkey (Rep of), 8.000%, 03/12/2025	TRY	1,610,000	181,462	0.01
Turkey (Rep of), 6.000%, 03/25/2027		1,090,000	981,859	0.07
Turkey (Rep of), 6.125%, 10/24/2028		1,940,000	1,728,474	0.13
Turkey (Rep of), 6.750%, 05/30/2040		1,177,000	1,021,048	0.08
Turkey (Rep of), 6.000%, 01/14/2041		565,000	449,478	0.03
Turkey (Rep of), 4.875%, 04/16/2043		3,060,000	2,170,091	0.16
Turkey (Rep of), 5.750%, 05/11/2047		2,736,000	2,072,520	0.16
			19,568,677	1.48

Ukraine (Cost $46,160,611)
DTEK Finance PLC, 10.750%, (4% PIK), 12/31/2024(11)		5,847,000	5,970,255	0.45
Metinvest B.V., 7.750%, 04/23/2023		11,035,000	10,593,600	0.80
Metinvest B.V., 8.500%, 04/23/2026		2,770,000	2,638,425	0.20
Ukraine (Rep of), 7.750%, 09/01/2022		902,000	874,363	0.07
Ukraine (Rep of), 7.750%, 09/01/2023		2,522,000	2,398,921	0.18
Ukraine (Rep of), 7.750%, 09/01/2024		1,108,000	1,038,750	0.08
Ukraine (Rep of), 7.750%, 09/01/2025		4,910,000	4,511,347	0.34
Ukraine (Rep of), 7.750%, 09/01/2026		1,654,000	1,494,918	0.11
Ukraine (Rep of), 7.750%, 09/01/2027		2,057,000	1,839,411	0.14
Ukraine (Rep of), 9.750%, 11/01/2028(3)(9)		2,900,000	2,863,170	0.21
Ukraine (Rep of), 7.375%, 09/25/2032		8,609,000	7,175,257	0.54
Ukraine Railways Via Shortline PLC, 9.875%, 09/15/2021		1,150,000	1,150,455	0.09
Ukreximbank Via Biz Finance PLC, 9.750%, 01/22/2025		1,650,000	1,641,777	0.12
			44,190,649	3.33

Uruguay (Cost $14,381,181)
Uruguay (Rep of), 9.875%, 06/20/2022	UYU	11,881,000	356,267	0.03
Uruguay (Rep of), 8.500%, 03/15/2028	UYU	19,801,000	515,918	0.04
Uruguay (Rep of), 7.875%, 01/15/2033		2,556,000	3,322,800	0.25
Uruguay (Rep of), 7.625%, 03/21/2036		1,924,000	2,476,188	0.19
Uruguay (Rep of), 4.125%, 11/20/2045		1,714,235	1,487,099	0.11
Uruguay (Rep of), 5.100%, 06/18/2050		1,666,000	1,578,535	0.12
Uruguay (Rep of), 4.975%, 04/20/2055		4,295,974	3,984,516	0.30
			13,721,323	1.04

Venezuela (Cost $59,082,478)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		29,328,500	27,348,826	2.06
Petroleos de Venezuela S.A., 9.000%, 11/17/2021(6)		3,789,076	795,327	0.06
Petroleos de Venezuela S.A., 12.750%, 02/17/2022(6)		1,695,000	360,188	0.03
Petroleos de Venezuela S.A., 5.375%, 04/12/2027(6)		1,590,000	282,225	0.02
Petroleos de Venezuela S.A., 9.750%, 05/17/2035(6)		5,253,147	1,116,294	0.08
Venezuela (Rep of), 7.750%, 10/13/2019(6)		2,600,000	640,900	0.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Venezuela (continued)
Venezuela (Rep of), 12.750%, 08/23/2022(6)		3,246,000	$827,730	0.06
Venezuela (Rep of), 9.000%, 05/07/2023(6)		2,660,000	671,650	0.05
Venezuela (Rep of), 8.250%, 10/13/2024(6)		7,990,000	1,997,500	0.15
Venezuela (Rep of), 7.650%, 04/21/2025(6)		1,442,000	362,303	0.03
Venezuela (Rep of), 11.750%, 10/21/2026(6)		13,837,200	3,528,486	0.27
Venezuela (Rep of), 9.250%, 09/15/2027(6)		3,647,000	920,867	0.07
Venezuela (Rep of), 9.250%, 05/07/2028(6)		5,363,000	1,340,750	0.10
Venezuela (Rep of), 11.950%, 08/05/2031(6)		23,689,200	6,040,746	0.46
			46,233,792	3.49

Vietnam (Cost $6,602,984)
Vietnam (Rep of), 6.750%, 01/29/2020		3,860,000	3,971,893	0.30
Vietnam (Rep of), 4.800%, 11/19/2024		2,502,000	2,516,079	0.19
			6,487,972	0.49

Zambia (Cost $5,879,476)
Zambia (Rep of), 5.375%, 09/20/2022		250,000	168,308	0.01
Zambia (Rep of), 8.500%, 04/14/2024		1,090,000	741,954	0.06
Zambia (Rep of), 8.970%, 07/30/2027		4,875,000	3,310,125	0.25
			4,220,387	0.32

Total Debt Securities (Cost $1,313,962,365)			1,210,675,611	91.28

Bank Loans

United Arab Emirates (Cost $11,274,642)
DP World Ltd., 3.750%, 09/30/2022(12)		7,734,111	7,192,723	0.54
DP World Ltd., 4.750%, 09/30/2022(12)		5,275,871	4,906,560	0.37
			12,099,283	0.91

Total Bank Loans (Cost $11,274,642)			12,099,283	0.91

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

Mongolia (Cost $1,170,643)
Mongolian Mining Corp. *	HKD	6,813,061	$142,828	0.01
			142,828	0.01

Niger (Cost $265,038)
Savannah Petroleum PLC *	GBP	682,262	265,790	0.02
			265,790	0.02

Russian Federation (Cost $130,309)
Roust Corp. *(12)		8,407	16,814	—
			16,814	—

Total Equity Securities (Cost $1,565,990)			425,432	0.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

Mexico (Cost $—)
Corp. GEO S.A.B. de C.V., Exp. 07/31/2022, Strike Price $9.75 *(8)	MXN	63,823	$—	—
			—	—
Total Warrants (Cost $—)			—	—

Total Investments in Securities (Cost $1,326,802,997)			1,223,200,326	92.22

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $4,793,918)
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	5,702,000,000	$373,090	0.03
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	262,000,000	16,437	—
Indonesia (Rep of), Issued by Standard Chartered, 12.800%, 06/15/2021	IDR	1,840,000,000	134,781	0.01
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	6,958,000,000	455,271	0.03
Indonesia (Rep of), Issued by Standard Chartered, 11.000%, 09/15/2025	IDR	3,602,000,000	265,804	0.02
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	10,298,000,000	613,249	0.05
Indonesia (Rep of), Issued by Standard Chartered, 9.000%, 03/15/2029	IDR	11,300,000,000	755,858	0.06
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	8,356,000,000	617,415	0.05
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	2,727,000,000	171,080	0.01
			3,402,985	0.26

Total Fully Funded Total Return Swaps (Cost $4,793,918)			3,402,985	0.26

Total Investments (Total Cost $1,331,596,915)			1,226,603,311	92.48

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			99,682,269	7.52

Net Assets			$1,326,285,580	100.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

*	Non-income producing security.
(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Step coupon bond. Rate as of October 31, 2018 is disclosed.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(4)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(5)	Zero coupon bond.
(6)	Issuer has defaulted on terms of debt obligation.
(7)	Maturity has been extended under the terms of a plan of reorganization.
(8)	Security has been deemed worthless and is a Level 3 investment.
(9)

Restricted security that has been deemed illiquid. At October 31, 2018, the value of these restricted illiquid securities amount to $3,761,320 or 0.3% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST

Development Bank of Mongolia LLC, 7.250%, 10/23/2023	10/16/2018	$910,552
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-07/20/2015	1,953,742
Ukraine (Rep of), 9.750%, 11/01/2028	10/25/2018	2,900,000

(10)	The interest rate is subject to the performance of the TSIPPCAE Commodity Index.
(11)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(12)	Security is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2018, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/02/2018	HSBC Bank	Indonesian Rupiah	2,424,982,527	United States Dollar	159,444	$68
11/05/2018	BNP Paribas	Brazilian Real	39,298,910	United States Dollar	9,677,008	877,700
11/05/2018	Deutsche Bank	Brazilian Real	37,848,009	United States Dollar	9,285,000	880,032
11/05/2018	Deutsche Bank	Brazilian Real	12,316,710	United States Dollar	3,295,000	12,961
11/05/2018	Goldman Sachs	Brazilian Real	30,340,160	United States Dollar	8,035,000	113,611
11/05/2018	Santander	United States Dollar	7,715,000	Brazilian Real	28,684,370	11,093
11/09/2018	JP Morgan	Argentine Peso	36,997,509	United States Dollar	947,197	71,770
11/30/2018	BNP Paribas	Turkish Lira	79,783,083	United States Dollar	13,694,551	308,009
11/30/2018	HSBC Bank	Turkish Lira	15,564,461	United States Dollar	2,420,977	310,708
11/30/2018	HSBC Bank	Turkish Lira	3,774,373	United States Dollar	634,743	27,689
11/30/2018	Standard Chartered	Turkish Lira	33,664,828	United States Dollar	5,106,000	802,442
11/30/2018	HSBC Bank	United States Dollar	173,879	Indonesian Rupiah	2,657,743,704	23
11/30/2018	Deutsche Bank	United States Dollar	6,945,000	Malaysian Ringgit	28,787,025	70,569
11/30/2018	Merrill Lynch	United States Dollar	978,959	South African Rand	13,166,503	89,833
11/30/2018	Merrill Lynch	United States Dollar	1,735,778	South African Rand	25,195,159	34,365
11/30/2018	JP Morgan	United States Dollar	1,425,000	Turkish Lira	8,115,161	725

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

12/04/2018	HSBC Bank	United States Dollar	16,405,445	Brazilian Real	59,371,306	$504,296
12/04/2018	Morgan Stanley	United States Dollar	6,365,000	Brazilian Real	23,649,158	31,153
01/31/2019	BNP Paribas	Philippine Peso	81,837,385	United States Dollar	1,505,000	18,458
01/31/2019	HSBC Bank	Philippine Peso	222,475,207	United States Dollar	4,058,285	83,241
01/31/2019	ANZ	Singapore Dollar	33,732,324	United States Dollar	24,400,835	5,706
01/31/2019	ANZ	Taiwan Dollar	587,247,413	United States Dollar	19,075,145	41,472
01/31/2019	JP Morgan	United States Dollar	313,636	Indonesian Rupiah	4,848,976,674	281
01/31/2019	Merrill Lynch	United States Dollar	335,283	Indonesian Rupiah	5,180,117,985	528
01/31/2019	Goldman Sachs	United States Dollar	475,990	Korean Won	540,105,125	1,192
01/31/2019	Morgan Stanley	United States Dollar	985,000	Korean Won	1,106,844,500	11,990
01/31/2019	Deutsche Bank	United States Dollar	5,609,962	Malaysian Ringgit	23,312,198	44,763
01/31/2019	BNP Paribas	United States Dollar	1,393,456	Peruvian Nuevo Sol	4,664,315	15,096
01/31/2019	Deutsche Bank	United States Dollar	5,976,288	South African Rand	88,101,833	76,103
03/29/2019	JP Morgan	United States Dollar	20,720,535	Chilean Peso	12,491,374,800	2,740,725
03/29/2019	JP Morgan	United States Dollar	14,448,964	Chilean Peso	8,688,161,916	1,943,415
04/02/2019	Standard Chartered	United States Dollar	20,132,953	Brazilian Real	70,723,036	1,370,270

Subtotal Appreciation						10,500,287

11/05/2018	HSBC Bank	Brazilian Real	59,371,306	United States Dollar	16,446,345	$(500,692)
11/05/2018	BNP Paribas	United States Dollar	2,287,000	Brazilian Real	8,868,025	(94,731)
11/05/2018	Morgan Stanley	United States Dollar	37,323,152	Brazilian Real	141,622,700	(713,175)
11/09/2018	HSBC Bank	United States Dollar	1,238,941	Argentine Peso	46,398,332	(38,939)
11/29/2018	BNP Paribas	Israeli Shekel	18,315,365	United States Dollar	4,985,929	(50,573)
11/29/2018	Merrill Lynch	Romanian Leu	11,340,840	United States Dollar	2,800,000	(48,090)
11/29/2018	Merrill Lynch	Romanian Leu	6,853,656	United States Dollar	1,723,106	(60,034)
11/30/2018	Credit Suisse	Colombian Peso	4,891,360,000	United States Dollar	1,520,000	(2,899)
11/30/2018	Credit Suisse	Colombian Peso	37,521,840,658	United States Dollar	12,559,822	(922,076)
11/30/2018	Deutsche Bank	Czech Koruna	140,225,403	United States Dollar	6,404,806	(277,158)
11/30/2018	HSBC Bank	Indian Rupee	587,324,340	United States Dollar	7,904,652	(3,073)
11/30/2018	Deutsche Bank	Malaysian Ringgit	19,466,460	United States Dollar	4,680,000	(31,349)
11/30/2018	BNP Paribas	Polish Zloty	34,158,485	United States Dollar	9,390,370	(482,846)
11/30/2018	HSBC Bank	Polish Zloty	17,842,928	United States Dollar	4,865,000	(212,091)
11/30/2018	JP Morgan	Polish Zloty	34,158,485	United States Dollar	9,332,919	(425,395)
11/30/2018	HSBC Bank	Russian Ruble	27,303,000	United States Dollar	415,128	(2,310)
11/30/2018	HSBC Bank	Russian Ruble	198,476,390	United States Dollar	3,010,000	(9,057)
11/30/2018	UBS	Russian Ruble	463,486,370	United States Dollar	7,032,110	(24,242)
11/30/2018	JP Morgan	Thai Baht	153,458,833	United States Dollar	4,661,214	(28,705)
11/30/2018	Standard Chartered	Thai Baht	223,091,316	United States Dollar	6,860,000	(125,473)
11/30/2018	BNP Paribas	United States Dollar	759,636	Indonesian Rupiah	11,647,249,688	(2,269)
11/30/2018	Citibank	United States Dollar	3,115,515	Indonesian Rupiah	47,954,000,000	(21,399)
11/30/2018	HSBC Bank	United States Dollar	2,766,278	Indonesian Rupiah	42,656,000,000	(24,067)
11/30/2018	Goldman Sachs	United States Dollar	1,702,000	Turkish Lira	10,117,879	(73,767)
11/30/2018	Goldman Sachs	United States Dollar	1,614,000	Turkish Lira	9,620,731	(74,514)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/30/2018	JP Morgan	United States Dollar	484,000	Turkish Lira	2,763,156	$(956)
01/31/2019	Credit Suisse	Chilean Peso	3,237,263,597	United States Dollar	4,725,449	(68,753)
01/31/2019	HSBC Bank	Chinese Yuan Renminbi	5,943,960	United States Dollar	855,000	(6,806)
01/31/2019	HSBC Bank	Chinese Yuan Renminbi	107,638,147	United States Dollar	15,414,313	(54,521)
01/31/2019	HSBC Bank	Chinese Yuan Renminbi	123,068,875	United States Dollar	17,638,141	(76,408)
01/31/2019	Credit Suisse	Colombian Peso	38,845,469,056	United States Dollar	12,439,905	(416,960)
01/31/2019	BNP Paribas	Czech Koruna	244,214,667	United States Dollar	11,230,186	(477,287)
01/31/2019	BNP Paribas	Hungarian Forint	926,066,770	United States Dollar	3,340,000	(83,348)
01/31/2019	Goldman Sachs	Hungarian Forint	2,856,787,843	United States Dollar	10,146,465	(100,144)
01/31/2019	ANZ	Korean Won	19,809,497,874	United States Dollar	17,497,238	(83,005)
01/31/2019	JP Morgan	Korean Won	19,126,400,868	United States Dollar	16,894,621	(80,889)
01/31/2019	Merrill Lynch	Mexican Peso	518,872,411	United States Dollar	26,346,725	(1,195,420)
01/31/2019	HSBC Bank	Polish Zloty	13,694,810	United States Dollar	3,700,000	(121,090)
01/31/2019	HSBC Bank	Romanian Leu	24,017,818	United States Dollar	6,045,879	(220,957)
01/31/2019	HSBC Bank	Singapore Dollar	1,118,565	United States Dollar	815,000	(5,679)
01/31/2019	Merrill Lynch	Taiwan Dollar	25,016,425	United States Dollar	815,000	(642)
01/31/2019	Merrill Lynch	United States Dollar	1,062,058	Indonesian Rupiah	16,448,085,192	(867)
01/31/2019	UBS	United States Dollar	1,155,583	Indonesian Rupiah	17,894,205,984	(794)
02/28/2019	Merrill Lynch	Hungarian Forint	2,856,787,842	United States Dollar	10,228,385	(162,727)
02/28/2019	JP Morgan	Polish Zloty	78,107,736	United States Dollar	20,979,784	(549,793)
02/28/2019	BNP Paribas	Romanian Leu	21,603,038	United States Dollar	5,268,391	(32,408)
02/28/2019	Morgan Stanley	Russian Ruble	1,688,198,863	United States Dollar	25,377,863	(104,844)
03/29/2019	BNP Paribas	Czech Koruna	201,614,755	United States Dollar	8,976,734	(81,902)

Subtotal Depreciation						(8,175,124)

Total						$2,325,163

At October 31, 2018, the Ashmore Emerging Markets Total Return Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index		Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Premiums Paid/ (Received)	Variation Margin Receivable (Payable)	Counterparty
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	7.935% (Receive Lunar)	MXN	717,000,000	12/16/2020	$ (591,662)	—	$ (94,527)	Banco Bilbao Vizcaya Argentaria SA
8.255% (Pay Lunar)	MXN-TIIE-BANXICO 28 Day Rate (Receive Lunar)	MXN	189,000,000	12/06/2028	506,359	—	90,550	Banco Bilbao Vizcaya Argentaria SA

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Premiums Paid/ (Received)	Variation Margin Receivable (Payable)	Counterparty
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	8.156% (Receive Lunar)	MXN	854,000,000	12/13/2023	$(1,179,548)	—	$(268,870)	Merrill Lynch
8.410% (Pay Lunar)	MXN-TIIE-BANXICO 28 Day Rate (Receive Lunar)	MXN	184,000,000	12/06/2028	400,831	—	90,099	Merrill Lynch
2.069% (Pay Annually)	PRIBOR Czech Republic 6 Month Rate (Receive Semiannually)	CZK	292,400,000	09/19/2023	277,327	—	21,749	ING Capital Markets
WIBOR Poland 6 Month Rate (Pay Semiannually)	2.400% (Receive Annually)	PLN	13,970,000	03/26/2023	38,048	—	(5,950)	Merrill Lynch

					$ (548,645)		$(166,949)

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$ 235,068,362	$ —	$ 235,068,362
Financial Certificates	—	11,536,255	—	11,536,255
Government Agencies	—	26,128,201	—	26,128,201
Government Bonds	—	935,670,101	—	935,670,101
Index Linked Government Bonds	—	947,387	—	947,387
Municipal Bonds	—	1,325,305	—	1,325,305

Total Debt Securities	—	1,210,675,611	—	1,210,675,611
Bank Loans
United Arab Emirates	—	—	12,099,283	12,099,283
Equity Securities
Common Stock
Mongolia	—	142,828	—	142,828
Niger	—	265,790	—	265,790
Russian Federation	—	—	16,814	16,814

Total Common Stock	—	408,618	16,814	425,432
Fully Funded Total Return Swaps	—	3,402,985	—	3,402,985

Total Investments	$—	$1,214,487,214	$12,116,097	$1,226,603,311

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$10,500,287	$—	$10,500,287
Centrally Cleared Swap Contracts	—	1,222,565	—	1,222,565
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(8,175,124)	—	(8,175,124)
Centrally Cleared Swap Contracts	—	(1,771,210)	—	(1,771,210)

Total Other Financial Instruments	$—	$ 1,776,518	$—	$ 1,776,518

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2018:

Category and Subcategory	Beginning Balance at 10/31/2017	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2018	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2018

Investments, at value
Bank Loans
China	$—	$—	$—	$—	$(281,761)	$281,761	$—	$—	$—	$ —
United Arab Emirates	11,080,864	353,807	1,208,586	(578,171)	104,393	(70,196)	—	—	12,099,283	(70,196)
Common Stock
Russian Federation	113,494	—	—	—	—	(96,680)	—	—	16,814	(96,680)
Warrants
China	—	—	—	—	(27,482)	27,482	—	—	—	—
Total	$11,194,358	$353,807	$1,208,586	$(578,171)	$(204,850)	$142,367	$—	$—	$12,116,097	$(166,876)

The following table on “Quantitative information about Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2018:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2018	Valuation Technique	Unobservable Input
Bank Loans	$12,099,283	Broker Quote	Inputs to broker model
Common Stock	16,814	Broker Quote	Inputs to broker model
Total	$12,116,097

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2018:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange Risk	Interest Rate Risk

Assets:
Unrealized Appreciation on Centrally Cleared Swap Contracts	$—	$1,222,565	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	10,500,287	—

	$10,500,287	$1,222,565

Liabilities:
Unrealized Depreciation on Centrally Cleared Swap Contracts	$—	$(1,771,210	)†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(8,175,124)	—

	$(8,175,124)	$(1,771,210)

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2018:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange Risk	Interest Rate Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(22,728,693)	$ —
Net Realized Loss on Interest Rate Swap Contracts	—	(23,462)

	$(22,728,693)	$ (23,462)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 5,853,910	$ —
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(1,344,051)

	$ 5,853,910	$(1,344,051)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $1,640,212)
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.500%) 50.516%, 03/11/2019	ARS	1,731,496	$48,175	0.07
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.250%) 49.840%, 03/01/2020	ARS	1,747,700	48,880	0.08
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.000%) 52.789%, 04/03/2022	ARS	8,475,703	233,279	0.36
Argentina POM Politica Monetaria, (Floating, Argentina Blended Historical Policy Rate + 0.000%) 67.467%, 06/21/2020	ARS	11,361,091	358,064	0.56
Provincia de Buenos Aires, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.750%) 55.307%, 04/12/2025(2)	ARS	5,801,000	144,255	0.22
			832,653	1.29

Brazil (Cost $11,405,846)
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2020(3)	BRL	4,670	1,152,970	1.79
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2021(3)	BRL	10,864	2,352,524	3.66
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2022(3)	BRL	1,670	343,683	0.54
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2023	BRL	8,559	2,356,735	3.66
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2025	BRL	7,782	2,116,721	3.29
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	9,700	2,601,360	4.04
			10,923,993	16.98

Chile (Cost $3,526,272)
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2021	CLP	1,265,000,000	1,840,561	2.86
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	CLP	825,000,000	1,191,552	1.85
			3,032,113	4.71

Colombia (Cost $2,670,422)
Colombian TES, 11.000%, 07/24/2020	COP	305,000,000	103,388	0.16
Colombian TES, 7.000%, 05/04/2022	COP	5,660,700,000	1,817,097	2.82
Colombian TES, 7.750%, 09/18/2030	COP	628,700,000	201,133	0.31
Colombian TES, 7.000%, 06/30/2032	COP	1,207,200,000	357,768	0.56
			2,479,386	3.85

Hungary (Cost $1,044,166)
Hungary (Rep of), 1.750%, 10/26/2022	HUF	36,590,000	125,311	0.19
Hungary (Rep of), 3.000%, 06/26/2024	HUF	123,890,000	434,499	0.68
Hungary (Rep of), 5.500%, 06/24/2025	HUF	118,670,000	472,091	0.73
			1,031,901	1.60

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
India (Cost $3,580,328)
India (Rep of), 7.350%, 06/22/2024	INR	10,000,000	$132,261	0.20
India (Rep of), 7.720%, 05/25/2025	INR	164,220,000	2,206,404	3.43
India (Rep of), 7.590%, 01/11/2026	INR	55,000,000	731,226	1.14
			3,069,891	4.77

Indonesia (Cost $6,725,773)
Indonesia (Rep of), 8.250%, 07/15/2021	IDR	10,905,000,000	722,492	1.12
Indonesia (Rep of), 5.625%, 05/15/2023	IDR	4,423,000,000	261,596	0.41
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	1,502,000,000	98,278	0.15
Indonesia (Rep of), 8.375%, 09/15/2026	IDR	8,969,000,000	581,544	0.90
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	4,076,000,000	242,727	0.38
Indonesia (Rep of), 6.125%, 05/15/2028	IDR	13,735,000,000	762,977	1.19
Indonesia (Rep of), 9.000%, 03/15/2029	IDR	12,761,000,000	853,584	1.33
Indonesia (Rep of), 8.250%, 05/15/2029	IDR	5,635,000,000	364,152	0.57
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	4,227,000,000	276,516	0.43
Indonesia (Rep of), 7.500%, 08/15/2032	IDR	1,243,000,000	72,933	0.11
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	9,756,000,000	528,886	0.82
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	5,957,000,000	373,716	0.58
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	4,313,000,000	268,074	0.42
Indonesia (Rep of), 7.500%, 05/15/2038	IDR	3,500,000,000	199,720	0.31
			5,607,195	8.72

Malaysia (Cost $2,572,657)
Malaysia (Rep of), 3.759%, 03/15/2019	MYR	4,000	957	—
Malaysia (Rep of), 3.654%, 10/31/2019	MYR	1,605,000	384,354	0.60
Malaysia (Rep of), 3.620%, 11/30/2021	MYR	1,500,000	357,839	0.56
Malaysia (Rep of), 3.882%, 03/10/2022	MYR	1,390,000	333,772	0.52
Malaysia (Rep of), 3.418%, 08/15/2022	MYR	4,000	943	—
Malaysia (Rep of), 3.795%, 09/30/2022	MYR	2,000	478	—
Malaysia (Rep of), 3.757%, 04/20/2023	MYR	1,432,000	341,332	0.53
Malaysia (Rep of), 4.181%, 07/15/2024	MYR	1,259,000	303,630	0.47
Malaysia (Rep of), 3.955%, 09/15/2025	MYR	1,800,000	426,696	0.66
Malaysia (Rep of), 4.392%, 04/15/2026	MYR	365,000	88,287	0.14
Malaysia (Rep of), 4.498%, 04/15/2030	MYR	310,000	74,068	0.12
Malaysia (Rep of), 4.232%, 06/30/2031	MYR	227,000	52,807	0.08
Malaysia (Rep of), 3.844%, 04/15/2033	MYR	156,000	34,285	0.05
Malaysia (Rep of), 4.642%, 11/07/2033	MYR	458,000	109,827	0.17
			2,509,275	3.90

Mexico (Cost $1,583,524)
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	36,200	160,402	0.25
Mexican Bonos, 6.500%, 06/10/2021	MXN	102,400	479,141	0.74
Mexican Bonos, 10.000%, 12/05/2024	MXN	82,300	429,273	0.67
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	62,700	259,332	0.40
			1,328,148	2.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Peru (Cost $1,058,190)
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	990	$315,073	0.49
Peru (Rep of), 6.950%, 08/12/2031	PEN	1,404	444,541	0.69
Peru (Rep of), 6.150%, 08/12/2032(2)	PEN	386,000	113,826	0.18
Peru (Rep of), 6.900%, 08/12/2037	PEN	509	157,387	0.24
			1,030,827	1.60

Philippines (Cost $456,932)
Philippines (Rep of), 4.950%, 01/15/2021	PHP	10,000,000	183,828	0.29
Philippines (Rep of), 3.900%, 11/26/2022	PHP	10,000,000	173,568	0.27
			357,396	0.56

Poland (Cost $1,215,897)
Poland (Rep of), 2.750%, 08/25/2023	PLN	324,000	111,926	0.17
Poland (Rep of), 3.250%, 07/25/2025	PLN	3,543,000	943,378	1.47
Poland (Rep of), 2.500%, 07/25/2026	PLN	560,000	140,542	0.22
			1,195,846	1.86

Romania (Cost $218,167)
Romania (Rep of), 5.800%, 07/26/2027	RON	790,000	202,314	0.32
			202,314	0.32

Russian Federation (Cost $5,069,499)
Russian Federal Bond - OFZ, 6.400%, 05/27/2020	RUB	8,007,000	119,232	0.19
Russian Federal Bond - OFZ, 7.600%, 04/14/2021	RUB	10,529,000	158,717	0.25
Russian Federal Bond - OFZ, 7.500%, 08/18/2021	RUB	51,210,000	766,590	1.19
Russian Federal Bond - OFZ, 7.400%, 12/07/2022	RUB	10,223,000	151,313	0.23
Russian Federal Bond - OFZ, 7.000%, 08/16/2023	RUB	10,745,000	155,579	0.24
Russian Federal Bond - OFZ, 6.500%, 02/28/2024	RUB	18,782,000	262,696	0.41
Russian Federal Bond - OFZ, 7.100%, 10/16/2024	RUB	32,222,000	460,689	0.72
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	58,967,000	860,662	1.34
Russian Federal Bond - OFZ, 7.050%, 01/19/2028	RUB	12,985,000	180,043	0.28
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	60,408,000	917,064	1.42
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	25,945,000	368,853	0.57
			4,401,438	6.84

South Africa (Cost $8,995,462)
South Africa (Rep of), 7.750%, 02/28/2023	ZAR	12,374,810	811,734	1.26
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	22,343,000	1,606,000	2.50
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	15,679,000	932,278	1.45
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	17,972,000	967,717	1.50
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	6,796,000	400,653	0.62
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	8,364,000	488,272	0.76
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	7,937,750	478,199	0.74
South Africa (Rep of), 6.500%, 02/28/2041	ZAR	5,624,000	256,617	0.40
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	12,174,000	711,893	1.11
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	12,895,760	752,373	1.17
			7,405,736	11.51

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Thailand (Cost $3,234,904)
Thailand (Rep of), 3.625%, 06/16/2023	THB	12,189,000	$387,362	0.60
Thailand (Rep of), 2.400%, 12/17/2023	THB	8,950,000	269,382	0.42
Thailand (Rep of), 3.850%, 12/12/2025	THB	3,589,000	116,652	0.18
Thailand (Rep of), 2.125%, 12/17/2026	THB	8,587,000	247,095	0.38
Thailand (Rep of), 1.250%, 03/12/2028	THB	3,352,000	99,235	0.16
Thailand (Rep of), 2.875%, 12/17/2028	THB	8,068,000	243,641	0.38
Thailand (Rep of), 4.875%, 06/22/2029	THB	5,788,000	204,506	0.32
Thailand (Rep of), 3.650%, 06/20/2031	THB	2,833,000	89,933	0.14
Thailand (Rep of), 3.775%, 06/25/2032	THB	22,069,000	703,606	1.09
Thailand (Rep of), 3.400%, 06/17/2036	THB	19,238,000	590,566	0.92
Thailand (Rep of), 2.875%, 06/17/2046	THB	5,853,000	158,972	0.25
			3,110,950	4.84

Turkey (Cost $2,659,212)
Turkey (Rep of), 3.000%, 02/23/2022	TRY	644,810	207,834	0.32
Turkey (Rep of), 11.000%, 03/02/2022	TRY	1,390,000	193,221	0.30
Turkey (Rep of), 10.700%, 08/17/2022	TRY	1,650,000	225,821	0.35
Turkey (Rep of), 8.000%, 03/12/2025	TRY	740,000	83,405	0.13
Turkey (Rep of), 10.600%, 02/11/2026	TRY	3,432,519	437,232	0.68
Turkey (Rep of), 11.000%, 02/24/2027	TRY	465,000	58,599	0.09
Turkey (Rep of), 10.500%, 08/11/2027	TRY	2,090,000	255,193	0.40
			1,461,305	2.27

Uruguay (Cost $171,484)
Uruguay (Rep of), 9.875%, 06/20/2022	UYU	3,856,000	115,627	0.18
Uruguay (Rep of), 8.500%, 03/15/2028	UYU	2,059,000	53,648	0.08
			169,275	0.26

Total Debt Securities (Cost $57,828,947)			50,149,642	77.94

Total Investments in Securities (Cost $57,828,947)			50,149,642	77.94

Fully Funded Total Return Swaps

Indonesia (Cost $2,335,577)
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.875%, 04/15/2019	IDR	1,456,000,000	96,346	0.15
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	9,817,000,000	642,340	1.00
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.000%, 05/15/2027	IDR	941,000,000	56,037	0.09
Indonesia (Rep of), Issued by ANZ Banking Corp., 10.500%, 08/15/2030	IDR	600,000,000	44,333	0.07
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	2,751,000,000	172,586	0.27
Indonesia (Rep of), Issued by HSBC Bank, 8.250%, 06/15/2032	IDR	30,000,000	1,878	—
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	2,600,000,000	170,121	0.26

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Indonesia (continued)
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	6,009,000,000	$357,838	0.56
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	1,064,000,000	78,618	0.12
Indonesia (Rep of), Issued by Standard Chartered, 8.250%, 05/15/2036	IDR	2,022,000,000	125,677	0.19

			1,745,774	2.71

Total Fully Funded Total Return Swaps (Cost $2,335,577)			1,745,774	2.71

Total Investments (Total Cost $60,164,524)			51,895,416	80.65

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			12,449,968	19.35

Net Assets			$64,345,384	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Zero coupon bond.

Percentages shown are based on net assets.

At October 31, 2018, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/02/2018	HSBC Bank	Indonesian Rupiah	295,547,659	United States Dollar	19,432	$8
11/05/2018	BNP Paribas	Brazilian Real	7,395,589	United States Dollar	1,821,098	165,173
11/05/2018	Deutsche Bank	Brazilian Real	3,505,578	United States Dollar	860,000	81,511
11/05/2018	Goldman Sachs	Brazilian Real	2,265,600	United States Dollar	600,000	8,484
11/05/2018	Santander	Brazilian Real	950,000	United States Dollar	255,143	3
11/05/2018	Goldman Sachs	United States Dollar	130,000	Brazilian Real	481,195	763
11/05/2018	Santander	United States Dollar	950,000	Brazilian Real	3,532,100	1,366
11/30/2018	Barclays	Thai Baht	3,994,800	United States Dollar	120,000	592
11/30/2018	BNP Paribas	Turkish Lira	1,802,546	United States Dollar	309,402	6,959
11/30/2018	HSBC Bank	Turkish Lira	863,948	United States Dollar	134,383	17,247
11/30/2018	HSBC Bank	Turkish Lira	1,666,518	United States Dollar	280,261	12,226
11/30/2018	Standard Chartered	Turkish Lira	2,505,412	United States Dollar	380,000	59,720
11/30/2018	HSBC Bank	United States Dollar	861,449	Indian Rupee	64,006,611	335
11/30/2018	HSBC Bank	United States Dollar	21,173	Indonesian Rupiah	323,621,760	3
11/30/2018	Deutsche Bank	United States Dollar	714,000	Malaysian Ringgit	2,959,530	7,255
11/30/2018	BNP Paribas	United States Dollar	86,330	Polish Zloty	322,653	2,192

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/30/2018	BNP Paribas	United States Dollar	134,640	Russian Ruble	8,887,807	$257
11/30/2018	Barclays	United States Dollar	190,310	South African Rand	2,734,706	5,637
11/30/2018	Merrill Lynch	United States Dollar	1,039,609	South African Rand	13,982,219	95,399
11/30/2018	Merrill Lynch	United States Dollar	236,891	South African Rand	3,438,521	4,690
11/30/2018	Morgan Stanley	United States Dollar	49,080	Thai Baht	1,608,543	522
11/30/2018	JP Morgan	United States Dollar	142,000	Turkish Lira	808,669	72
12/04/2018	HSBC Bank	United States Dollar	2,019,981	Brazilian Real	7,310,311	62,093
12/04/2018	Morgan Stanley	United States Dollar	995,000	Brazilian Real	3,696,923	4,870
01/31/2019	Standard Chartered	Chilean Peso	112,000,000	United States Dollar	160,000	1,108
01/31/2019	BNP Paribas	United States Dollar	83,480	Colombian Peso	261,499,472	2,544
01/31/2019	Goldman Sachs	United States Dollar	119,720	Indonesian Rupiah	1,848,835,960	243
01/31/2019	JP Morgan	United States Dollar	38,225	Indonesian Rupiah	590,974,858	34
01/31/2019	Merrill Lynch	United States Dollar	40,871	Indonesian Rupiah	631,454,490	64
01/31/2019	BNP Paribas	United States Dollar	73,800	Peruvian Nuevo Sol	247,030	799
01/31/2019	Deutsche Bank	United States Dollar	1,202,635	South African Rand	17,729,125	15,315
03/29/2019	JP Morgan	United States Dollar	1,276,296	Chilean Peso	769,414,984	168,817
03/29/2019	JP Morgan	United States Dollar	894,460	Chilean Peso	537,838,595	120,307

Subtotal Appreciation						846,608

11/05/2018	HSBC Bank	Brazilian Real	7,310,311	United States Dollar	2,025,017	$(61,650)
11/05/2018	Morgan Stanley	United States Dollar	4,589,217	Brazilian Real	17,413,783	(87,691)
11/09/2018	HSBC Bank	United States Dollar	175,830	Argentine Peso	6,584,844	(5,526)
11/09/2018	JP Morgan	United States Dollar	165,704	Argentine Peso	6,472,382	(12,556)
11/29/2018	Merrill Lynch	Romanian Leu	759,139	United States Dollar	190,858	(6,650)
11/30/2018	Credit Suisse	Colombian Peso	691,870,000	United States Dollar	215,000	(410)
11/30/2018	Credit Suisse	Colombian Peso	5,480,041,271	United States Dollar	1,834,354	(134,669)
11/30/2018	Deutsche Bank	Czech Koruna	9,761,904	United States Dollar	445,876	(19,295)
11/30/2018	Deutsche Bank	Malaysian Ringgit	431,062	United States Dollar	103,693	(754)
11/30/2018	BNP Paribas	Polish Zloty	6,064,078	United States Dollar	1,667,051	(85,717)
11/30/2018	JP Morgan	Polish Zloty	6,064,078	United States Dollar	1,656,852	(75,519)
11/30/2018	Credit Suisse	Russian Ruble	4,718,407	United States Dollar	71,515	(174)
11/30/2018	HSBC Bank	Russian Ruble	2,138,804	United States Dollar	32,419	(80)
11/30/2018	HSBC Bank	Russian Ruble	6,009,000	United States Dollar	91,364	(508)
11/30/2018	UBS	Russian Ruble	43,749,081	United States Dollar	663,770	(2,288)
11/30/2018	Deutsche Bank	South African Rand	3,428,336	United States Dollar	240,646	(9,133)
11/30/2018	JP Morgan	Thai Baht	78,622,056	United States Dollar	2,388,095	(14,706)
11/30/2018	Goldman Sachs	United States Dollar	669,790	Indian Rupee	50,174,000	(5,226)
11/30/2018	HSBC Bank	United States Dollar	669,053	Indian Rupee	50,174,000	(5,964)
11/30/2018	Morgan Stanley	United States Dollar	925,802	Indian Rupee	68,912,091	(1,308)
11/30/2018	BNP Paribas	United States Dollar	100,295	Indonesian Rupiah	1,537,795,347	(300)
11/30/2018	Citibank	United States Dollar	411,448	Indonesian Rupiah	6,333,000,000	(2,826)
11/30/2018	HSBC Bank	United States Dollar	365,370	Indonesian Rupiah	5,634,000,000	(3,179)
11/30/2018	Goldman Sachs	United States Dollar	190,000	Turkish Lira	1,129,493	(8,235)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/30/2018	Goldman Sachs	United States Dollar	180,000	Turkish Lira	1,072,944	$(8,310)
11/30/2018	JP Morgan	United States Dollar	48,000	Turkish Lira	274,032	(95)
01/31/2019	Credit Suisse	Chilean Peso	299,973,233	United States Dollar	437,872	(6,371)
01/31/2019	Credit Suisse	Colombian Peso	1,641,750,980	United States Dollar	525,756	(17,622)
01/31/2019	BNP Paribas	Czech Koruna	28,928,926	United States Dollar	1,330,294	(56,538)
01/31/2019	Goldman Sachs	Hungarian Forint	279,542,908	United States Dollar	992,854	(9,799)
01/31/2019	Merrill Lynch	Mexican Peso	95,701,862	United States Dollar	4,859,443	(220,486)
01/31/2019	BNP Paribas	Polish Zloty	2,077,308	United States Dollar	569,422	(26,552)
01/31/2019	HSBC Bank	Romanian Leu	4,991,501	United States Dollar	1,256,484	(45,920)
01/31/2019	Merrill Lynch	United States Dollar	129,394	Indonesian Rupiah	2,003,925,447	(106)
01/31/2019	UBS	United States Dollar	140,789	Indonesian Rupiah	2,180,111,199	(97)
01/31/2019	HSBC Bank	United States Dollar	168,296	Philippine Peso	9,225,970	(3,452)
02/28/2019	JP Morgan	Czech Koruna	2,297,206	United States Dollar	106,634	(5,388)
02/28/2019	BNP Paribas	Hungarian Forint	44,161,228	United States Dollar	155,810	(212)
02/28/2019	Merrill Lynch	Hungarian Forint	279,542,908	United States Dollar	1,000,870	(15,923)
02/28/2019	JP Morgan	Polish Zloty	4,198,517	United States Dollar	1,127,724	(29,553)
02/28/2019	BNP Paribas	Romanian Leu	1,565,442	United States Dollar	381,769	(2,348)
02/28/2019	Morgan Stanley	Russian Ruble	72,685,452	United States Dollar	1,092,645	(4,514)
03/29/2019	BNP Paribas	Czech Koruna	21,726,130	United States Dollar	967,338	(8,826)

Subtotal Depreciation						(1,006,476)

Total						$(159,868)

At October 31, 2018, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty

MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	3.600% (Receive Quarterly)	MYR	750,000	08/18/2026	$(6,335)	—	$(6,335)	HSBC Bank
MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	4.055% (Receive Quarterly)	MYR	1,300,000	04/27/2026	(1,067)	—	(1,067)	HSBC Bank
WIBOR Poland 6 Month Rate (Pay Semiannually)	1.955% (Receive Annually)	PLN	6,400,000	09/24/2020	(1,032)	—	(1,032)	BNP Paribas

							$(8,434)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

At October 31, 2018, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Premiums Paid/ (Received)	Variation Margin Receivable (Payable)	Counterparty

Budapest Interbank 6 Month Rate (Pay Semiannually)	1.820% (Receive Annually)	HUF	91,600,000	10/07/2020	$ 4,290	—	$ (232)	HSBC Bank
Budapest Interbank 6 Month Rate (Pay Semiannually)	1.795% (Receive Annually)	HUF	93,000,000	10/09/2020	4,138	—	(238)	HSBC Bank
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	7.935% (Receive Lunar)	MXN	69,000,000	12/16/2020	(56,938)	—	(9,096)	Banco Bilbao Vizcaya Argentaria SA
8.255% (Pay Lunar)	MXN-TIIE-BANXICO 28 Day Rate (Receive Lunar)	MXN	22,000,000	12/06/2028	58,941	—	10,540	Banco Bilbao Vizcaya Argentaria SA
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	8.156% (Receive Lunar)	MXN	214,000,000	12/13/2023	(295,578)	—	(67,375)	Merrill Lynch
8.410% (Pay Lunar)	MXN-TIIE-BANXICO 28 Day Rate (Receive Lunar)	MXN	27,000,000	12/06/2028	58,817	—	13,221	Merrill Lynch
WIBOR Poland 6 Month Rate (Pay Semiannually)	2.400% (Receive Annually)	PLN	3,770,000	03/26/2023	10,268	—	(1,606)	Merrill Lynch

					$(216,062)		$(54,786)

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$ 419,734	$—	$ 419,734
Government Agencies	—	315,073	—	315,073
Government Bonds	—	48,851,585	—	48,851,585
Index Linked Government Bonds	—	418,995	—	418,995
Municipal Bonds	—	144,255	—	144,255

Total Debt Securities	—	50,149,642	—	50,149,642
Fully Funded Total Return Swaps	—	1,745,774	—	1,745,774
Total Investments	$—	$51,895,416	$—	$51,895,416

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 846,608	$—	$ 846,608
Centrally Cleared Swap Contracts	—	136,454	—	136,454
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(1,006,476)	—	(1,006,476)
Interest Rate Swap Contracts	—	(8,434)	—	(8,434)
Centrally Cleared Swap Contracts	—	(352,516)	—	(352,516)
Total Other Financial Instruments	$—	$ (384,364)	$—	$ (384,364)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2018:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange Risk	Interest Rate Risk
Assets:
Unrealized Appreciation on Centrally Cleared Swap Contracts	$ —	$136,454	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	846,608	—

	$ 846,608	$23,761

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$ —	$(8,434)
Unrealized Depreciation on Centrally Cleared Swap Contracts	—	(352,516	)†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,006,476)	—

	$(1,006,476)	$(86,981)

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2018:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange Risk	Interest Rate Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(775,333)	$ —
Net Realized Loss on Interest Rate Swap Contracts	—	(69,210)

	$(775,333)	$ (69,210)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 606,645	$ —
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(411,212)

	$ 606,645	$(411,212)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $12,743,639)
Cablevision S.A., 6.500%, 06/15/2021		720,000	$703,800	0.21
IRSA Propiedades Comerciales S.A., 8.750%, 03/23/2023		695,000	694,138	0.21
Pampa Energia S.A., 7.375%, 07/21/2023		790,000	729,723	0.22
Pampa Energia S.A., 7.500%, 01/24/2027		1,390,000	1,216,250	0.36
Rio Energy S.A./UGEN S.A./UENSA S.A., 6.875%, 02/01/2025		1,455,000	1,145,813	0.34
YPF S.A., 8.750%, 04/04/2024		2,940,000	2,895,900	0.86
YPF S.A., 8.500%, 07/28/2025		2,200,000	2,083,950	0.62
YPF S.A., 6.950%, 07/21/2027		2,455,000	2,074,966	0.61
			11,544,540	3.43

Belarus (Cost $2,886,457)
Eurotorg LLC Via Bonitron DAC, 8.750%, 10/30/2022		2,835,000	2,851,454	0.85
			2,851,454	0.85

Brazil (Cost $74,197,327)
Andrade Gutierrez International S.A., 11.000%, 08/20/2021(2)(3)		4,812,000	3,849,648	1.14
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%) 6.250%, 04/15/2024(4)		5,405,000	4,661,407	1.38
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 6.362%) 9.000%, 06/18/2024(4)		1,470,000	1,521,450	0.45
Braskem Finance Ltd., 6.450%, 02/03/2024		1,180,000	1,238,115	0.37
CSN Islands XI Corp., 6.875%, 09/21/2019		2,700,000	2,689,875	0.80
CSN Resources S.A., 6.500%, 07/21/2020		3,575,000	3,475,579	1.03
Gol Finance S.A., 8.875%, 01/24/2022		1,923,000	1,876,386	0.56
Gol Finance, Inc., 7.000%, 01/31/2025		2,355,000	2,063,392	0.61
GTL Trade Finance, Inc., 7.250%, 04/16/2044		665,000	691,607	0.20
GTL Trade Finance, Inc./Gerdau Holdings, Inc., 5.893%, 04/29/2024		1,035,000	1,055,700	0.31
MARB BondCo PLC, 7.000%, 03/15/2024		1,460,000	1,399,337	0.42
Marfrig Holdings Europe B.V., 8.000%, 06/08/2023		3,085,000	3,127,419	0.93
Minerva Luxembourg S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 7.046%) 8.750%, 04/03/2019(4)		1,410,000	1,424,100	0.42
Minerva Luxembourg S.A., 5.875%, 01/19/2028		2,990,000	2,585,453	0.77
Petrobras Global Finance B.V., 8.750%, 05/23/2026		5,815,000	6,494,483	1.93
Petrobras Global Finance B.V., 7.375%, 01/17/2027		2,710,000	2,808,508	0.83
Petrobras Global Finance B.V., 6.875%, 01/20/2040		6,040,000	5,730,450	1.70
Petrobras Global Finance B.V., 6.850%, 06/05/2115		7,405,000	6,562,681	1.95
Samarco Mineracao S.A., 4.125%, 11/01/2022(5)		6,403,000	4,770,299	1.42
Samarco Mineracao S.A., 5.750%, 10/24/2023(5)		5,108,000	3,933,160	1.17
Samarco Mineracao S.A., 5.375%, 09/26/2024(5)		1,030,000	794,388	0.24
St Marys Cement, Inc., 5.750%, 01/28/2027		990,000	980,100	0.29
Suzano Austria GmbH, 5.750%, 07/14/2026		695,000	708,205	0.21
Suzano Austria GmbH, 7.000%, 03/16/2047		320,000	333,760	0.10
Unigel Luxembourg S.A., 10.500%, 01/22/2024		2,100,000	2,152,500	0.64

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Brazil (continued)
Vale Overseas Ltd., 6.250%, 08/10/2026		1,503,000	$1,606,361	0.48
Vale Overseas Ltd., 6.875%, 11/21/2036		295,000	327,536	0.10
Votorantim Cimentos S.A., 7.250%, 04/05/2041		3,975,000	4,078,350	1.21
			72,940,249	21.66

Chile (Cost $1,636,539)
Empresa Nacional del Petroleo, 5.250%, 11/06/2029(2)(6)		400,000	399,660	0.12
GNL Quintero S.A., 4.634%, 07/31/2029		735,000	710,194	0.21
Itau CorpBanca, 3.875%, 09/22/2019		500,000	500,639	0.15
			1,610,493	0.48

China (Cost $36,634,447)
Bank of China Ltd., (Floating, ICE LIBOR USD 3M + 0.850%) 3.177%, 03/08/2023		1,590,000	1,590,636	0.47
Bank of China Ltd., 5.000%, 11/13/2024		950,000	967,191	0.29
Central China Real Estate Ltd., 6.500%, 03/05/2021		1,445,000	1,353,810	0.40
CFLD Cayman Investment Ltd., 6.500%, 12/21/2020		995,000	905,413	0.27
Chalco Hong Kong Investment Co. Ltd., (Variable, 7.931% - U.S. Treasury Yield Curve Rate CMT 5Y) 4.250%, 11/07/2021(4)		1,360,000	1,294,570	0.38
China Evergrande Group, 7.500%, 06/28/2023		2,910,000	2,337,231	0.69
China Forestry Holdings Co. Ltd., 10.250%, 11/17/2015(5)(7)(8)		60,000	—	—
China Hongqiao Group Ltd., 6.850%, 04/22/2019		700,000	695,800	0.21
China Minmetals Corp., (Variable, 4.717% - U.S. Treasury Yield Curve Rate CMT 5Y) 3.750%, 11/13/2022(4)		820,000	755,585	0.22
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016(2)(5)(6)(7)(8)		282,201	—	—
Franshion Brilliant Ltd., 5.750%, 03/19/2019		1,225,000	1,233,411	0.37
Fufeng Group Ltd., 5.875%, 08/28/2021		670,000	670,142	0.20
Hontop Energy Singapore via China Wanda International Funding, 7.950%, 12/14/2020		1,555,000	1,467,625	0.44
ICBC Standard Bank PLC, 8.125%, 12/02/2019		2,105,000	2,183,685	0.65
Kaisa Group Holdings Ltd., 7.250%, 06/30/2020		730,000	607,711	0.18
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		1,800,000	1,268,914	0.38
KWG Group Holdings Ltd., 7.875%, 08/09/2021		1,355,000	1,300,059	0.39
Leader Goal International Ltd., (Variable, 6.919% - U.S. Treasury Yield Curve Rate CMT 5Y) 4.250%, 01/19/2023(4)		865,000	813,411	0.24
Longfor Group Holdings Ltd., 4.500%, 01/16/2028		1,715,000	1,447,678	0.43
New Metro Global Ltd., 5.000%, 08/08/2022		760,000	647,868	0.19
Prime Bloom Holdings Ltd., 7.500%, 12/19/2019		1,090,000	1,010,966	0.30
Reward International Investment Ltd., 7.250%, 01/25/2020		2,995,000	1,847,205	0.55
Shenzhen International Holdings Ltd., (Variable, 6.850% - U.S. Treasury Yield Curve Rate CMT 5Y) 3.950%, 11/29/2022(4)		820,000	761,645	0.23
Sunac China Holdings Ltd., 7.950%, 08/08/2022		2,895,000	2,587,340	0.77
Sunny Optical Technology Group Co. Ltd., 3.750%, 01/23/2023		750,000	716,303	0.21
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020		2,785,000	2,236,171	0.66

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
China (continued)
Zhongrong International Resources Co. Ltd., 7.250%, 10/26/2020		2,625,000	$1,732,077	0.51
			32,432,447	9.63

Colombia (Cost $8,452,314)
Ecopetrol S.A., 7.375%, 09/18/2043		1,900,000	2,125,625	0.63
Ecopetrol S.A., 5.875%, 05/28/2045		625,000	595,625	0.18
Empresa de Telecomunicaciones de Bogota, 7.000%, 01/17/2023	COP	3,260,000,000	861,888	0.26
Frontera Energy Corp., 9.700%, 06/25/2023		3,440,000	3,639,520	1.08
Transportadora de Gas Internacional S.A. ESP, 5.700%, 03/20/2022		200,000	203,800	0.06
Transportadora de Gas Internacional S.A. ESP, 11/01/2028(2)(6)(9)		450,000	452,295	0.13
			7,878,753	2.34

Czech Republic (Cost $1,965,282)
New World Resources N.V., 8.000%, 04/07/2020(5)(8)	EUR	1,685,299	—	—
New World Resources N.V., 4.000%, 10/07/2020(5)(8)	EUR	700,590	—	—
New World Resources N.V., 16.651%, 10/07/2020(2)(5)(6)(8)(10)	EUR	101,612	—	—
			—	—

Ecuador (Cost $10,087,431)
EP PetroEcuador via Noble Sovereign Funding I Ltd., (Floating, ICE LIBOR USD 3M + 5.630%) 8.016%, 09/24/2019		4,780,842	4,768,890	1.42
Petroamazonas EP, 4.625%, 02/16/2020		3,760,000	3,656,600	1.08
Petroamazonas EP, 4.625%, 11/06/2020		1,800,000	1,696,077	0.50
			10,121,567	3.00

Hong Kong (Cost $648,287)
Bank of East Asia (The) Ltd., 6.125%, 07/16/2020		620,000	638,382	0.19
			638,382	0.19

India (Cost $1,446,010)
Bharti Airtel International Netherlands B.V., 5.125%, 03/11/2023		1,400,000	1,357,978	0.40
			1,357,978	0.40

Indonesia (Cost $7,608,279)
Golden Legacy Pte. Ltd., 8.250%, 06/07/2021		1,825,000	1,873,302	0.56
Jababeka International B.V., 6.500%, 10/05/2023		800,000	640,419	0.19
Minejesa Capital B.V., 4.625%, 08/10/2030		2,110,000	1,856,673	0.55
Pertamina Persero PT, 5.250%, 05/23/2021		655,000	671,230	0.20
Pertamina Persero PT, 6.000%, 05/03/2042		1,105,000	1,047,943	0.31
Pertamina Persero PT, 6.500%, 11/07/2048		450,000	441,275	0.13
TBLA International Pte. Ltd., 7.000%, 01/24/2023		775,000	657,116	0.19
			7,187,958	2.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Iraq (Cost $6,352,597)
DNO A.S.A., 8.750%, 05/31/2023(2)		2,800,000	$2,849,000	0.84
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		3,415,000	3,490,973	1.04
			6,339,973	1.88
Israel (Cost $24,147,318)
Altice Financing S.A., 7.500%, 05/15/2026		8,975,000	8,436,500	2.50
Israel Chemicals Ltd., 6.375%, 05/31/2038(2)		1,075,000	1,066,508	0.32
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/2036		2,945,000	2,792,537	0.83
Teva Pharmaceutical Finance Netherlands II B.V., 4.500%, 03/01/2025	EUR	1,715,000	2,039,996	0.61
Teva Pharmaceutical Finance Netherlands III B.V., 2.800%, 07/21/2023		1,760,000	1,553,790	0.46
Teva Pharmaceutical Finance Netherlands III B.V., 6.000%, 04/15/2024		2,080,000	2,065,124	0.61
Teva Pharmaceutical Finance Netherlands III B.V., 6.750%, 03/01/2028		700,000	715,727	0.21
Teva Pharmaceutical Finance Netherlands III B.V., 4.100%, 10/01/2046		5,755,000	3,965,730	1.18
			22,635,912	6.72
Jamaica (Cost $22,918,829)
Digicel Group Ltd., 8.250%, 09/30/2020		11,449,000	8,186,149	2.43
Digicel Group Ltd., 7.125%, 04/01/2022		13,855,000	8,642,195	2.57
			16,828,344	5.00
Kazakhstan (Cost $8,302,841)
Halyk Savings Bank of Kazakhstan JSC, 5.500%, 12/21/2022		5,658,255	5,646,938	1.68
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		975,000	1,055,677	0.31
KazMunayGas National Co. JSC, 5.375%, 04/24/2030		465,000	461,513	0.14
Nostrum Oil & Gas Finance B.V., 8.000%, 07/25/2022		760,000	651,898	0.19
Nostrum Oil & Gas Finance B.V., 7.000%, 02/16/2025		790,000	635,950	0.19
			8,451,976	2.51
Kuwait (Cost $1,572,747)
NBK Tier 1 Financing Ltd., (Variable, USD Swap 6Y + 4.119%) 5.750%, 04/09/2021(4)		1,520,000	1,523,800	0.45
			1,523,800	0.45
Mexico (Cost $8,548,511)
Alfa S.A.B. de C.V., 6.875%, 03/25/2044		495,000	494,139	0.15
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%) 5.125%, 01/18/2033(4)		2,240,000	1,976,262	0.59
Cemex S.A.B. de C.V., 7.750%, 04/16/2026		680,000	717,400	0.21
Cometa Energia S.A. de C.V., 6.375%, 04/24/2035		1,613,745	1,558,958	0.46
Mexico Generadora de Energia S. de rl, 5.500%, 12/06/2032		624,594	606,019	0.18
Petroleos Mexicanos, 6.875%, 08/04/2026		1,160,000	1,155,360	0.34
Petroleos Mexicanos, 5.350%, 02/12/2028		790,000	703,811	0.21
Southern Copper Corp., 7.500%, 07/27/2035		270,000	324,337	0.10
Trust F/1401, 6.950%, 01/30/2044		610,000	606,499	0.18
			8,142,785	2.42

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Mongolia (Cost $6,203,480)
Energy Resources LLC, 8.000%, 09/30/2022(11)		5,595,567	$5,324,182	1.58
Mongolian Mining Corp., 1.822%, 04/01/2019(3)(10)		3,390,888	1,666,621	0.50
			6,990,803	2.08
Morocco (Cost $1,570,683)
OCP S.A., 5.625%, 04/25/2024		870,000	886,774	0.26
OCP S.A., 6.875%, 04/25/2044		570,000	594,795	0.18
			1,481,569	0.44
Nigeria (Cost $4,934,702)
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., (Variable, USD Swap 2Y + 6.488%) 8.000%, 07/23/2021(4)		5,306,000	5,292,735	1.57
			5,292,735	1.57
Oman (Cost $401,241)
Oztel Holdings SPC Ltd., 6.625%, 04/24/2028		410,000	401,718	0.12
			401,718	0.12
Panama (Cost $4,094,266)
Banistmo S.A., 3.650%, 09/19/2022		900,000	852,750	0.25
Sable International Finance Ltd., 6.875%, 08/01/2022		3,135,000	3,272,156	0.97
			4,124,906	1.22
Peru (Cost $5,814,421)
Ajecorp B.V., 6.500%, 05/14/2022		4,175,000	3,162,563	0.94
Intercorp Financial Services, Inc., 4.125%, 10/19/2027		205,000	184,756	0.06
Minsur S.A., 6.250%, 02/07/2024		280,000	284,483	0.08
Nexa Resources S.A., 5.375%, 05/04/2027		1,100,000	1,069,761	0.32
Peru LNG Srl, 5.375%, 03/22/2030		375,000	370,875	0.11
			5,072,438	1.51
Qatar (Cost $3,851,905)
CBQ Finance Ltd., 2.875%, 06/24/2019		1,545,000	1,535,235	0.46
Ezdan Sukuk Co. Ltd., 4.375%, 05/18/2021		1,615,000	1,363,480	0.40
Ezdan Sukuk Co. Ltd., 4.875%, 04/05/2022		1,000,000	834,660	0.25
			3,733,375	1.11
Russian Federation (Cost $13,748,206)
CEDC Finance Corp International, Inc., 10.000%, 12/31/2022(2)		5,052,696	3,637,941	1.08
Credit Bank of Moscow Via CBOM Finance PLC, (Variable, USD Swap 5Y + 5.416%) 7.500%, 10/05/2027(4)		1,670,000	1,262,273	0.37
GTH Finance B.V., 7.250%, 04/26/2023		3,485,000	3,606,975	1.07
Koks OAO Via Koks Finance DAC, 7.500%, 05/04/2022		870,000	869,652	0.26
Tinkoff Bank JSC Via TCS Finance Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 7.592%) 9.250%, 09/15/2022(4)		2,560,000	2,521,600	0.75
			11,898,441	3.53

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Russian Federation (continued)
Saudi Arabia (Cost $1,452,857)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		1,045,000	$987,402	0.29
SABIC Capital II B.V., 4.000%, 10/10/2023(2)(6)		400,000	395,080	0.12
			1,382,482	0.41
Singapore (Cost $498,361)
DBS Group Holdings Ltd., 2.246%, 07/16/2019		500,000	496,850	0.15
			496,850	0.15
South Africa (Cost $1,577,995)
Liquid Telecommunications Financing PLC, 8.500%, 07/13/2022		1,320,000	1,346,234	0.40
SASOL Financing USA LLC, 5.875%, 03/27/2024		200,000	201,476	0.06
			1,547,710	0.46
South Korea (Cost $723,365)
Woori Bank, 4.750%, 04/30/2024		715,000	715,000	0.21
			715,000	0.21
Tanzania (Cost $1,656,621)
HTA Group Ltd., 9.125%, 03/08/2022		1,625,000	1,655,469	0.49
			1,655,469	0.49
Turkey (Cost $14,216,719)
Akbank T.A.S., 4.000%, 01/24/2020		760,000	733,257	0.22
Akbank T.A.S., 5.000%, 10/24/2022		1,201,000	1,093,189	0.32
Akbank T.A.S., 5.125%, 03/31/2025		780,000	667,388	0.20
KOC Holding A.S., 5.250%, 03/15/2023		1,570,000	1,474,670	0.44
QNB Finansbank A.S., 4.875%, 05/19/2022		830,000	766,553	0.23
Tupras Turkiye Petrol Rafinerileri A.S., 4.500%, 10/18/2024		880,000	780,007	0.23
Turkiye Garanti Bankasi A.S., 5.250%, 09/13/2022(12)		1,230,000	1,133,150	0.34
Turkiye Garanti Bankasi A.S., 5.875%, 03/16/2023		870,000	804,924	0.24
Turkiye Is Bankasi A.S., 5.000%, 06/25/2021		1,534,000	1,354,657	0.40
Turkiye Is Bankasi A.S., 5.375%, 10/06/2021		1,559,000	1,374,302	0.41
Turkiye Is Bankasi A.S., 5.500%, 04/21/2022		1,545,000	1,334,843	0.40
Yapi ve Kredi Bankasi A.S., 5.750%, 02/24/2022		1,735,000	1,570,175	0.46
Yapi ve Kredi Bankasi A.S., 5.850%, 06/21/2024		1,530,000	1,297,991	0.38
Yuksel Insaat A.S., 9.500%, 11/10/2015(5)(7)(8)		435,000	—	—
			14,385,106	4.27
Ukraine (Cost $18,339,893)
DTEK Finance PLC, 10.750%, (14% PIK), 12/31/2024(3)		11,449,698	11,691,058	3.47
Ferrexpo Finance PLC, 10.375%, 04/07/2019		789,000	804,938	0.24

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Ukraine (continued)
Metinvest B.V., 7.750%, 04/23/2023		4,379,000	$4,203,840	1.25
Metinvest B.V., 8.500%, 04/23/2026		2,822,000	2,687,955	0.80
MHP S.E., 7.750%, 05/10/2024		550,000	542,239	0.16
			19,930,030	5.92
United Arab Emirates (Cost $5,151,413)
BOS Funding Ltd., 3.374%, 06/08/2020		1,075,000	1,053,672	0.31
DIB Sukuk Ltd., 3.625%, 02/06/2023		685,000	659,998	0.20
DP World Ltd., 6.850%, 07/02/2037		290,000	322,872	0.10
EMG Sukuk Ltd., 4.564%, 06/18/2024		775,000	764,336	0.23
Emirates Semb Corp Water & Power Co. PJSC, 4.450%, 08/01/2035		375,000	352,856	0.10
First Abu Dhabi Bank PJSC, 3.000%, 08/13/2019		380,000	379,245	0.11
First Abu Dhabi Bank PJSC, (Variable, USD Swap 5Y + 3.350%) 5.250%, 06/17/2020(4)		1,505,000	1,495,398	0.44
			5,028,377	1.49
Venezuela (Cost $7,385,856)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		6,512,500	6,072,906	1.80
Petroleos de Venezuela S.A., 9.750%, 05/17/2035(5)		5,104,093	1,084,620	0.32
			7,157,526	2.12

Total Debt Securities (Cost $321,770,839)			303,781,146	90.19

Bank Loans

Brazil (Cost $2,100,000)
Samarco Mineracao S.A., 3.387%, 09/09/2018(7)(13)		3,000,000	1,890,000	0.56
			1,890,000	0.56

Czech Republic (Cost $362,933)
New World Resources N.V., 8.500%, 10/07/2016(7)(8)	EUR	428,574	—	—
			—	—
Malaysia (Cost $1,812,026)
DRB-Hicom Bhd., 4.719%, 01/22/2021(13)		1,931,381	1,863,783	0.55
			1,863,783	0.55
Nigeria (Cost $1,035,598)
Seven Energy Ltd., 12.250%, 06/30/2020(13)		1,085,453	646,496	0.19
			646,496	0.19
United Arab Emirates (Cost $8,789,186)
DP World Ltd., 3.750%, 09/30/2022(13)		9,523,465	8,856,822	2.63
DP World Ltd., 4.750%, 09/30/2022(13)		415,974	386,856	0.12
			9,243,678	2.75

Total Bank Loans (Cost $14,099,743)			13,643,957	4.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

Czech Republic (Cost $1,093,253)
New World Resources PLC, Class A *(8)	GBP	36,580,138	$—	—
			—	—
Mongolia (Cost $2,417,612)
Mongolian Mining Corp. *	HKD	14,731,698	308,832	0.09
			308,832	0.09
Niger (Cost $1,308,571)
Savannah Petroleum PLC *	GBP	3,368,524	1,312,284	0.39
			1,312,284	0.39
Russian Federation (Cost $655,356)
Roust Corp. *(13)		13,359	26,718	0.01
Roust Corp., Class C *(13)		28,922	57,844	0.02
			84,562	0.03

Total Equity Securities (Cost $5,474,792)			1,705,678	0.51
	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

Mexico (Cost $—)
Corp. GEO S.A.B. de C.V., Exp. 07/31/2022, Strike Price $9.75 *(8)	MXN	13,777	$—	—
			—	—
Total Warrants (Cost $—)			—	—

Total Investments (Total Cost $341,345,374)			319,130,781	94.75

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			17,689,256	5.25

Net Assets			$336,820,037	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(4)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(5)	Issuer has defaulted on terms of debt obligation.

(6)

Restricted security that has been deemed illiquid. At October 31, 2018, the value of these restricted illiquid securities amount to $1,247,035 or 0.4% of net assets. Additional information on each restricted illiquid security is as follows:

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

SECURITY	ACQUISITION DATE	ACQUISITION COST

Empresa Nacional del Petroleo, 5.250%, 11/06/2029	10/30/2018	$399,660
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-07/24/2015	279,057
New World Resources N.V., 16.651%, 10/07/2020	10/07/2014	—
SABIC Capital II B.V., 4.000%, 10/10/2023	10/02/2018	398,386
Transportadora de Gas Internacional S.A. ESP, 11/01/2028	10/17/2018	450,000

(7)	Maturity has been extended under the terms of a plan of reorganization.

(8)	Security has been deemed worthless and is a Level 3 investment.

(9)	When issued security. Coupon rate was not in effect at October 31, 2018.

(10)	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

(11)	The interest rate is subject to the performance of the TSIPPCAE Commodity Index.

(12)	All or a portion of security is held as collateral for reverse repurchase agreements.

(13)	Security is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2018, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)		Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/21/2018	Morgan Stanley	United States Dollar	2,372,489	Euro		2,040,895	$56,998

Total							$56,998

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$296,393,979	$ —	$296,393,979
Corporate Convertible Bonds	—	1,976,262	—	1,976,262
Financial Certificates	—	3,622,474	—	3,622,474
Government Agencies	—	1,788,431	—	1,788,431

Total Debt Securities	—	303,781,146	—	303,781,146
Bank Loans
Brazil	—	—	1,890,000	1,890,000
Malaysia	—	—	1,863,783	1,863,783
Nigeria	—	—	646,496	646,496
United Arab Emirates	—	—	9,243,678	9,243,678

Total Bank Loans	—	—	13,643,957	13,643,957
Equity Securities
Common Stock
Mongolia	—	308,832	—	308,832
Niger	—	1,312,284	—	1,312,284
Russian Federation	—	—	84,562	84,562

Total Common Stock	—	1,621,116	84,562	1,705,678
Total Investments	$—	$305,402,262	$13,728,519	$319,130,781

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$56,998	$—	$56,998
Total Other Financial Instruments	$—	$56,998	$—	$56,998

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2018:

Category and Subcategory	Beginning Balance at 10/31/2017	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2018	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2018
Investments, at value
Corporate Bonds Turkey	$—	$—	$—	$(5,000)	$(70,000)	$75,000	$—	$—	$—	$75,000
Bank Loans
Brazil	—	—	2,100,000	—	—	(210,000)	—	—	1,890,000	(210,000)
China	—	—	—	—	(39,677)	39,677	—	—	—	—
Malaysia	2,079,189	61,417	472,850	(772,406)	71,041	(48,308)	—	—	1,863,783	(48,308)
Nigeria	646,496	—	—	—	—	—	—	—	646,496	—
Ukraine	3,100,309	59,202	—	(3,122,649)	22,203	(59,065)	—	—	—	—
United Arab Emirates	13,466,581	(113,139)	184,224	(4,258,507)	(222,267)	186,786	—	—	9,243,678	(81,345)
Common Stock
Russian Federation	556,333	—	—	—	—	(471,771)	—	—	84,562	(471,771)
Warrants
China	—	—	—	—	(3,926)	3,926	—	—	—	—

Total	$19,848,908	$7,480	$2,757,074	$(8,158,562)	$(242,626)	$(483,755)	$—	$—	$13,728,519	$(736,424)

The following table on “Quantitative information about Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2018:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2018	Valuation Technique	Unobservable Input

Banks Loans	$12,997,461	Broker quote	Inputs to broker model
Banks Loans	646,496	Indicative Bid	Bid Source
Common Stock	84,562	Broker quote	Inputs to broker model

Total	$13,728,519

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$56,998

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$132,068

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$37,405

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $1,445,889)
Angola (Rep of) Via Northern Lights III B.V., 7.000%, 08/17/2019		1,447,500	$1,452,841	0.19
			1,452,841	0.19

Argentina (Cost $10,698,230)
Cablevision S.A., 6.500%, 06/15/2021		1,590,000	1,554,225	0.20
Empresa Distribuidora Y Comercializadora Norte, 9.750%, 10/25/2022		650,000	626,243	0.08
Mastellone Hermanos S.A., 12.625%, 07/03/2021		510,000	518,685	0.07
Pan American Energy LLC, 7.875%, 05/07/2021		2,380,000	2,424,744	0.31
YPF S.A., 8.500%, 03/23/2021		5,370,000	5,421,015	0.69
			10,544,912	1.35

Bahrain (Cost $4,901,195)
Batelco International Finance No. 1 Ltd., 4.250%, 05/01/2020		4,960,000	4,846,912	0.62
			4,846,912	0.62

Brazil (Cost $130,351,813)
Andrade Gutierrez International S.A., 11.000%, 08/20/2021(2)(3)		560,000	448,006	0.06
Banco BTG Pactual S.A., 4.000%, 01/16/2020		4,900,000	4,826,549	0.62
Banco do Brasil S.A., 5.875%, 01/26/2022		13,490,000	13,692,350	1.76
Banco Votorantim S.A., 7.375%, 01/21/2020		1,830,000	1,897,527	0.24
Braskem Finance Ltd., 7.000%, 05/07/2020		2,000,000	2,070,000	0.27
Braskem Finance Ltd., 5.750%, 04/15/2021		2,190,000	2,242,035	0.29
Cia Brasileira de Aluminio, 6.750%, 04/05/2021		3,850,000	4,000,150	0.51
CSN Islands XI Corp., 6.875%, 09/21/2019		9,645,000	9,608,831	1.23
CSN Resources S.A., 6.500%, 07/21/2020		19,165,000	18,632,021	2.39
Gol Finance S.A., 8.875%, 01/24/2022		900,000	878,184	0.11
Itau Unibanco Holding S.A., 5.750%, 01/22/2021		1,640,000	1,676,916	0.22
Itau Unibanco Holding S.A., 6.200%, 12/21/2021		6,490,000	6,713,970	0.86
Marfrig Holdings Europe B.V., 6.875%, 06/24/2019		1,660,000	1,680,750	0.22
Marfrig Holdings Europe B.V., 11.250%, 09/20/2021		500,000	511,250	0.07
Petrobras Global Finance B.V., 5.375%, 01/27/2021		1,000,000	1,017,500	0.13
Petrobras Global Finance B.V., 8.375%, 05/23/2021		25,725,000	27,995,231	3.59
Petrobras Global Finance B.V., 6.125%, 01/17/2022		14,120,000	14,631,850	1.88
Petrobras Global Finance B.V., 4.375%, 05/20/2023		18,040,000	17,399,580	2.23
			129,922,700	16.68

China (Cost $105,646,555)
361 Degrees International Ltd., 7.250%, 06/03/2021		1,125,000	1,068,649	0.14
Agile Group Holdings Ltd., 9.000%, 05/21/2020		600,000	617,365	0.08
Central China Real Estate Ltd., 8.750%, 01/23/2021		4,083,000	4,034,576	0.52
Central China Real Estate Ltd., 6.500%, 03/05/2021		3,735,000	3,499,295	0.45
CFLD Cayman Investment Ltd., 6.500%, 12/21/2020		5,200,000	4,731,808	0.61
China Evergrande Group, 7.000%, 03/23/2020		500,000	486,132	0.06
China Evergrande Group, 8.250%, 03/23/2022		13,590,000	11,959,635	1.54

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
China (continued)
China Hongqiao Group Ltd., 6.850%, 04/22/2019		7,869,000	$7,821,786	1.00
China SCE Group Holdings Ltd., 7.450%, 04/17/2021		3,435,000	3,216,386	0.41
CIFI Holdings Group Co. Ltd., 7.750%, 06/05/2020		300,000	296,759	0.04
CIFI Holdings Group Co. Ltd., 6.875%, 04/23/2021		3,105,000	2,917,275	0.38
GCL New Energy Holdings Ltd., 7.100%, 01/30/2021		3,435,000	2,979,753	0.38
ICBC Standard Bank PLC, 8.125%, 12/02/2019		1,355,000	1,405,650	0.18
Kaisa Group Holdings Ltd., 7.250%, 06/30/2020		7,524,000	6,263,587	0.80
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		6,655,000	4,691,455	0.60
KWG Group Holdings Ltd., 7.875%, 08/09/2021		4,985,000	4,782,873	0.61
Logan Property Holdings Co. Ltd., 6.375%, 03/07/2021		400,000	374,627	0.05
Logan Property Holdings Co. Ltd., 5.250%, 02/23/2023		3,915,000	3,145,284	0.40
New Metro Global Ltd., 5.000%, 08/08/2022		3,880,000	3,307,537	0.43
Prime Bloom Holdings Ltd., 7.500%, 12/19/2019		3,925,000	3,640,406	0.47
Sunac China Holdings Ltd., 8.750%, 12/05/2019		4,590,000	4,622,750	0.59
Sunac China Holdings Ltd., 7.350%, 07/19/2021		7,710,000	6,996,570	0.90
Times China Holdings Ltd., 6.250%, 01/23/2020		635,000	619,843	0.08
Times China Holdings Ltd., 6.250%, 01/17/2021		5,155,000	4,726,604	0.61
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020		2,640,000	2,119,746	0.27
Yuzhou Properties Co. Ltd., 6.375%, 03/06/2021		6,895,000	6,459,877	0.83
Zhongrong International Resources Co. Ltd., 7.250%, 10/26/2020		3,233,000	2,133,259	0.27
			98,919,487	12.70

Colombia (Cost $3,627,556)
Bancolombia S.A., 5.125%, 09/11/2022		3,505,000	3,522,525	0.45
			3,522,525	0.45

Costa Rica (Cost $214,623)
Instituto Costarricense de Electricidad, 6.950%, 11/10/2021		200,000	191,002	0.02
			191,002	0.02

Ecuador (Cost $149,205,141)
Ecuador (Rep of), 10.500%, 03/24/2020		35,272,000	36,153,800	4.64
Ecuador (Rep of), 10.750%, 03/28/2022		77,547,000	79,873,410	10.25
EP PetroEcuador via Noble Sovereign Funding I Ltd., (Floating, ICE LIBOR USD 3M + 5.630%) 8.016%, 09/24/2019		4,904,211	4,891,950	0.63
Petroamazonas EP, 4.625%, 02/16/2020		3,750,000	3,646,875	0.47
Petroamazonas EP, 4.625%, 11/06/2020		22,805,846	21,537,724	2.77
			146,103,759	18.76

India (Cost $2,484,848)
Greenko Dutch B.V., 4.875%, 07/24/2022		2,610,000	2,454,183	0.32
			2,454,183	0.32

Iraq (Cost $5,706,334)
DNO A.S.A., 8.750%, 06/18/2020(2)		300,000	308,250	0.04
DNO A.S.A., 8.750%, 05/31/2023(2)		4,900,000	4,985,750	0.64

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Iraq (continued)
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		400,000	$408,899	0.05
			5,702,899	0.73

Jamaica (Cost $29,431,097)
Digicel Group Ltd., 8.250%, 09/30/2020		15,035,000	10,750,175	1.38
Digicel Group Ltd., 7.125%, 04/01/2022		1,708,000	1,065,382	0.14
Digicel Ltd., 6.000%, 04/15/2021		14,820,000	13,449,150	1.72
			25,264,707	3.24

Kazakhstan (Cost $8,817,944)
Halyk Savings Bank of Kazakhstan JSC, 5.500%, 12/21/2022		8,838,000	8,820,324	1.13
			8,820,324	1.13

Kuwait (Cost $1,149,924)
Kuwait Projects Co. SPC Ltd., 4.800%, 02/05/2019		1,145,000	1,147,322	0.15
			1,147,322	0.15
Lebanon (Cost $66,205,097)
Lebanon (Rep of), 5.150%, 11/12/2018		2,249,000	2,245,447	0.29
Lebanon (Rep of), 5.450%, 11/28/2019		30,621,000	29,504,558	3.79
Lebanon (Rep of), 6.375%, 03/09/2020		31,284,000	30,091,955	3.86
Lebanon (Rep of), 5.800%, 04/14/2020		1,228,000	1,164,316	0.15
Lebanon (Rep of), 6.150%, 06/19/2020		758,000	717,068	0.09
Lebanon (Rep of), 8.250%, 04/12/2021		2,210,000	2,115,058	0.27
			65,838,402	8.45

Mexico (Cost $6,992,352)
BBVA Bancomer S.A., 7.250%, 04/22/2020		1,500,000	1,545,390	0.20
BBVA Bancomer S.A., 6.500%, 03/10/2021		2,600,000	2,678,000	0.35
Petroleos Mexicanos, (Floating, ICE LIBOR USD 3M + 3.650%) 5.981%, 03/11/2022		2,500,000	2,593,750	0.33
			6,817,140	0.88

Mongolia (Cost $1,756,854)
Trade & Development Bank of Mongolia LLC, 9.375%, 05/19/2020		1,660,000	1,739,818	0.22
			1,739,818	0.22

Nigeria (Cost $3,933,414)
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., (Variable, USD Swap 2Y + 6.488%) 8.000%, 07/23/2021(4)		3,920,000	3,910,200	0.50
			3,910,200	0.50

Pakistan (Cost $13,962,886)
Third Pakistan International Sukuk (The) Co. Ltd., 5.500%, 10/13/2021		6,842,000	6,624,356	0.85
Third Pakistan International Sukuk (The) Co. Ltd., 5.625%, 12/05/2022		7,244,000	6,910,226	0.89
			13,534,582	1.74

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Panama (Cost $6,055,199)
Banistmo S.A., 3.650%, 09/19/2022		1,560,000	$1,478,100	0.19
Sable International Finance Ltd., 6.875%, 08/01/2022		4,300,000	4,488,125	0.58
			5,966,225	0.77
Peru (Cost $7,835,398)
Ajecorp B.V., 6.500%, 05/14/2022		6,210,000	4,704,075	0.60
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021		605,000	618,770	0.08
Volcan Cia Minera S.A.A., 5.375%, 02/02/2022		1,905,000	1,918,335	0.25
			7,241,180	0.93

Qatar (Cost $9,065,954)
Ezdan Sukuk Co. Ltd., 4.375%, 05/18/2021		1,210,000	1,021,554	0.13
Ezdan Sukuk Co. Ltd., 4.875%, 04/05/2022		600,000	500,796	0.06
QNB Finance Ltd., (Floating, ICE LIBOR USD 3M + 1.350%) 3.663%, 05/31/2021		7,410,000	7,437,573	0.96
			8,959,923	1.15

Russian Federation (Cost $19,295,995)
Credit Bank of Moscow Via CBOM Finance PLC, 5.875%, 11/07/2021		12,235,000	11,911,996	1.53
Koks OAO Via Koks Finance DAC, 7.500%, 05/04/2022		2,300,000	2,299,080	0.29
TMK OAO Via TMK Capital S.A., 6.750%, 04/03/2020		2,390,000	2,403,384	0.31
Vnesheconombank Via VEB Finance PLC, 4.224%, 11/21/2018		1,300,000	1,295,320	0.17
Vnesheconombank Via VEB Finance PLC, 6.902%, 07/09/2020		961,000	969,572	0.12
			18,879,352	2.42

South Africa (Cost $20,469,043)
Eskom Holdings SOC Ltd., 5.750%, 01/26/2021		12,465,000	11,935,237	1.53
Liquid Telecommunications Financing PLC, 8.500%, 07/13/2022		3,255,000	3,319,690	0.43
MTN Mauritius Investments Ltd., 5.373%, 02/13/2022		4,775,000	4,585,910	0.59
			19,840,837	2.55

Tanzania (Cost $5,067,802)
HTA Group Ltd., 9.125%, 03/08/2022		4,900,000	4,991,875	0.64
			4,991,875	0.64

Turkey (Cost $51,648,961)
Akbank T.A.S., 4.000%, 01/24/2020		1,370,000	1,321,792	0.17
Akbank T.A.S., 5.000%, 10/24/2022		4,825,000	4,391,869	0.56
Export Credit Bank of Turkey, 5.375%, 02/08/2021		1,570,000	1,486,806	0.19
Export Credit Bank of Turkey, 5.000%, 09/23/2021		2,150,000	1,980,821	0.25
Export Credit Bank of Turkey, 4.250%, 09/18/2022		2,273,000	1,979,401	0.25
KOC Holding A.S., 3.500%, 04/24/2020		4,015,000	3,858,720	0.50
QNB Finansbank A.S., 6.250%, 04/30/2019		2,435,000	2,430,130	0.31
Turkey (Rep of), 5.125%, 03/25/2022		3,783,000	3,557,193	0.46
Turkey (Rep of), 3.250%, 03/23/2023		2,090,000	1,792,175	0.23
Turkiye Garanti Bankasi A.S., 4.750%, 10/17/2019		410,000	402,098	0.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
Turkey (continued)
Turkiye Garanti Bankasi A.S., 6.250%, 04/20/2021		1,510,000	$1,468,475	0.19
Turkiye Garanti Bankasi A.S., 5.250%, 09/13/2022		5,285,000	4,868,859	0.63
Turkiye Is Bankasi A.S., 5.000%, 04/30/2020		6,105,000	5,778,871	0.74
Turkiye Is Bankasi A.S., 5.375%, 10/06/2021		9,250,000	8,154,134	1.05
Yapi ve Kredi Bankasi A.S., 5.250%, 12/03/2018		3,495,000	3,486,263	0.45
Yapi ve Kredi Bankasi A.S., 5.125%, 10/22/2019		1,240,000	1,202,718	0.15
Yapi ve Kredi Bankasi A.S., 4.000%, 01/22/2020		1,810,000	1,719,381	0.22
Yapi ve Kredi Bankasi A.S., 5.750%, 02/24/2022		2,375,000	2,149,375	0.28
			52,029,081	6.68

Ukraine (Cost $23,313,338)
Ferrexpo Finance PLC, 10.375%, 04/07/2019		1,368,000	1,395,634	0.18
Metinvest B.V., 7.500%, 12/31/2021(3)		5,175,681	5,023,475	0.65
Metinvest B.V., 7.750%, 04/23/2023		10,380,000	9,964,800	1.28
Ukraine (Rep of), 7.750%, 09/01/2021		4,525,000	4,451,288	0.57
Ukraine (Rep of), 7.750%, 09/01/2022		2,100,000	2,035,656	0.26
			22,870,853	2.94

United Arab Emirates (Cost $1,296,319)
First Abu Dhabi Bank PJSC, 3.000%, 08/13/2019		1,295,000	1,292,428	0.17
			1,292,428	0.17

Venezuela (Cost $28,703,554)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		33,625,000	31,355,313	4.03
			31,355,313	4.03

Total Debt Securities (Cost $719,283,315)			704,160,782	90.41

Bank Loans

Malaysia (Cost $514,479)
DRB-Hicom Bhd., 4.719%, 01/22/2021(5)		538,497	519,649	0.07
			519,649	0.07

Turkey (Cost $1,274,000)
Akbank T.A.S., 1.900%, 03/25/2019(5)		1,300,000	1,267,500	0.16
			1,267,500	0.16

United Arab Emirates (Cost $19,012,908)
DP World Ltd., 3.750%, 09/30/2022(5)		20,423,519	18,993,873	2.44
			18,993,873	2.44

Total Bank Loans (Cost $20,801,387)			20,781,022	2.67

Short-Term Investments

Canada (Cost $18,000,000)
Canadian Imperial Bank of Commerce, Time Deposit, 2.200%,		18,000,000	18,000,000	2.31
			18,000,000	2.31

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Par	Value	% of Net Assets
United States (Cost $4,600,000)
Oversea-Chinese Banking Co. Ltd., Time Deposit, 2.200%,		4,600,000	$4,600,000	0.59
			4,600,000	0.59

Total Short-Term Investments (Cost $22,600,000)			22,600,000	2.90

Total Investments (Total Cost $762,684,702)			747,541,804	95.98

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			31,336,869	4.02

Net Assets			$778,878,673	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(4)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(5)	Security is a Level 3 investment.

Percentages shown are based on net assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$487,206,737	$ —	$487,206,737
Financial Certificates	—	15,056,932	—	15,056,932
Government Agencies	—	6,742,348	—	6,742,348
Government Bonds	—	195,154,765	—	195,154,765

Total Debt Securities	—	704,160,782	—	704,160,782
Bank Loans
Malaysia	—	—	519,649	519,649
Turkey	—	—	1,267,500	1,267,500
United Arab Emirates	—	—	18,993,873	18,993,873

Total Bank Loans	—	—	20,781,022	20,781,022
Short-Term Investments	—	22,600,000	—	22,600,000
Total Investments	$—	$726,760,782	$20,781,022	$747,541,804

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2018:

Category and Subcategory	Beginning Balance at 10/31/2017	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2018	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2018

Investments, at value
Bank Loans
Malaysia	$—	$9,319	$607,406	$ (107,680)	$5,433	$ 5,171	$—	$—	$ 519,649	$5,171
Turkey	—	—	1,274,000	—	—	(6,500)	—	—	1,267,500	(6,500)
United
Arab
Emirates	5,759,709	226,951	14,947,790	(1,792,314)	82,049	(230,312)	—	—	18,993,873	(239,272)
Total	$5,759,709	$236,270	$16,829,196	$(1,899,994)	$87,482	$(231,641)	$—	$—	$20,781,022	$(240,601)

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2018	Valuation Technique	Unobservable Input

Bank Loans	$20,781,022	Broker quote	Inputs to broker model

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$(53,367)

*See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $1,890,570)
Banco do Brasil S.A. *	BRL	42,500	$488,211	2.76
Kroton Educacional S.A.	BRL	72,000	220,943	1.25
Lojas Renner S.A.	BRL	42,800	432,428	2.45
Petroleo Brasileiro S.A. ADR (New York Exchange) *		14,225	231,156	1.31
Vale S.A. ADR		37,950	573,045	3.24
			1,945,783	11.01

China (Cost $5,820,197)
Alibaba Group Holding Ltd. ADR *		10,409	1,480,993	8.38
Angang Steel Co. Ltd., Class H	HKD	216,000	183,411	1.04
Anhui Conch Cement Co. Ltd., Class H	HKD	54,000	277,655	1.57
Baidu, Inc. ADR *		1,377	261,713	1.48
Bank of China Ltd., Class H	HKD	211,000	89,683	0.51
Baoshan Iron & Steel Co. Ltd., Class A	CNY	223,775	245,127	1.39
China Construction Bank Corp., Class H	HKD	107,000	84,618	0.48
China Overseas Land & Investment Ltd.	HKD	92,000	287,464	1.62
CNOOC Ltd.	HKD	343,000	581,067	3.29
Ping An Insurance Group Co. of China Ltd., Class H	HKD	85,000	804,437	4.55
Tencent Holdings Ltd.	HKD	23,100	782,976	4.43
			5,079,144	28.74

Hong Kong (Cost $887,654)
AIA Group Ltd.	HKD	101,800	774,293	4.38
			774,293	4.38

India (Cost $1,254,652)
HDFC Bank Ltd. ADR		7,027	624,771	3.54
ICICI Bank Ltd. ADR		75,259	714,208	4.04
			1,338,979	7.58

Indonesia (Cost $525,496)
Bank Mandiri Persero Tbk PT	IDR	1,053,300	475,564	2.69
			475,564	2.69

Mexico (Cost $474,225)
Cemex S.A.B. de C.V. ADR (Participation Certificate) *		28,528	143,781	0.81
Fibra Uno Administracion S.A. de C.V.	MXN	77,200	82,964	0.47
Grupo Financiero Banorte S.A.B. de C.V., Series O	MXN	31,400	172,758	0.98
			399,503	2.26

Peru (Cost $574,096)
Credicorp Ltd.		2,610	589,103	3.33
			589,103	3.33

Russian Federation (Cost $533,458)
Sberbank of Russia PJSC ADR		41,038	482,374	2.73
			482,374	2.73

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
South Africa (Cost $1,198,229)
Absa Group Ltd.	ZAR	18,980	$191,370	1.08
FirstRand Ltd.	ZAR	66,265	288,060	1.63
Naspers Ltd., Class N	ZAR	3,040	532,472	3.02
			1,011,902	5.73

South Korea (Cost $2,102,941)
Lotte Chemical Corp.	KRW	756	174,619	0.99
Samsung Electronics Co. Ltd. (Korean Exchange)	KRW	18,629	696,718	3.94
Samsung Electronics Co. Ltd. GDR (2)		325	302,525	1.71
SK Hynix, Inc.	KRW	10,556	635,658	3.60
			1,809,520	10.24

Taiwan (Cost $2,490,135)
Catcher Technology Co. Ltd.	TWD	50,853	517,223	2.93
Globalwafers Co. Ltd.	TWD	21,074	165,376	0.94
LandMark Optoelectronics Corp.	TWD	21,000	138,553	0.78
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	87,256	648,280	3.67
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		19,627	747,789	4.23
			2,217,221	12.55

Total Common Stocks (Cost $17,751,653)			16,123,386	91.24

Preferred Stocks

Brazil (Cost $461,018)
Petroleo Brasileiro S.A. ADR *		38,909	576,631	3.27
			576,631	3.27

South Korea (Cost $474,572)
Samsung Electronics Co. Ltd., 4.124% (3)	KRW	14,203	447,565	2.53
			447,565	2.53

Total Preferred Stocks (Cost $935,590)			1,024,196	5.80

Total Investments (Total Cost $18,687,243)			17,147,582	97.04

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			523,399	2.96

Net Assets			$17,670,981	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

At October 31, 2018, the industry sectors for the Ashmore Emerging Markets Active Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	8.9%
Consumer Discretionary	12.1
Energy	7.9
Financials	32.7
Information Technology	24.3
Materials	9.0
Real Estate	2.1
Total Investments	97.0
Other Assets Less Liabilities	3.0
Net Assets	100.0%

At October 31, 2018, the Ashmore Emerging Markets Active Equity Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/06/2018	JP Morgan	United States Dollar	262,502	Mexican Peso	5,251,354	$4,241

Total						$4,241

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Active Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$1,945,783	$ —	$—	$ 1,945,783
China	1,742,706	3,336,438	—	5,079,144
Hong Kong	—	774,293	—	774,293
India	1,338,979	—	—	1,338,979
Indonesia	—	475,564	—	475,564
Mexico	399,503	—	—	399,503
Peru	589,103	—	—	589,103
Russian Federation	—	482,374	—	482,374
South Africa	—	1,011,902	—	1,011,902
South Korea	—	1,809,520	—	1,809,520
Taiwan	747,789	1,469,432	—	2,217,221

Total Common Stocks	6,763,863	9,359,523	—	16,123,386
Preferred Stocks
Brazil	576,631	—	—	576,631
South Korea	—	447,565	—	447,565

Total Preferred Stocks	576,631	447,565	—	1,024,196
Total Investments	$7,340,494	$9,807,088	$—	$17,147,582

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$4,241	$—	$4,241
Total Other Financial Instruments	$—	$4,241	$—	$4,241

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$4,241

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$4,241

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $766,597)
Globant S.A. *		13,690	$704,761	2.06
Grupo Financiero Galicia S.A. ADR		7,353	169,560	0.50
			874,321	2.56

Brazil (Cost $1,994,471)
Fleury S.A.	BRL	103,400	579,307	1.69
Hypera S.A. *	BRL	99,300	794,614	2.33
Iguatemi Empresa de Shopping Centers S.A.	BRL	78,700	821,787	2.40
			2,195,708	6.42

China (Cost $9,505,161)
AviChina Industry & Technology Co. Ltd., Class H	HKD	689,000	460,069	1.35
China Yongda Automobiles Services Holdings Ltd.	HKD	575,500	307,166	0.90
Goodbaby International Holdings Ltd.	HKD	2,043,000	635,549	1.86
Haitian International Holdings Ltd.	HKD	381,000	752,247	2.20
JNBY Design Ltd.	HKD	890,000	1,357,378	3.97
Li Ning Co. Ltd. *	HKD	1,251,500	1,177,251	3.44
Noah Holdings Ltd. ADR *		10,600	399,726	1.17
SINA Corp. *		12,500	791,375	2.32
Xiabuxiabu Catering Management China Holdings Co. Ltd. *(2)	HKD	1,039,000	1,293,807	3.79
YY, Inc. ADR *		8,691	555,355	1.62
			7,729,923	22.62

India (Cost $8,878,990)
Edelweiss Financial Services Ltd.	INR	339,153	746,076	2.18
Multi Commodity Exchange of India Ltd.	INR	89,707	852,279	2.50
Parag Milk Foods Ltd. (2)	INR	369,866	1,298,407	3.80
Persistent Systems Ltd.	INR	88,835	680,469	1.99
Quess Corp. Ltd. *(2)	INR	72,747	720,407	2.11
Sanghi Industries Ltd. *	INR	774,845	640,382	1.87
South Indian Bank (The) Ltd.	INR	1,878,707	376,025	1.10
V-Mart Retail Ltd.	INR	23,045	754,931	2.21
			6,068,976	17.76

Indonesia (Cost $92,441)
Berlian Laju Tanker Tbk PT *(3)	IDR	4,428,000	—	—
			—	—

Malaysia (Cost $1,751,568)
My EG Services Bhd.	MYR	5,894,900	1,686,977	4.94
			1,686,977	4.94

Mexico (Cost $600,564)
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR		14,100	588,957	1.72
			588,957	1.72

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
Poland (Cost $1,116,794)
CCC S.A.	PLN	14,684	$638,815	1.87
			638,815	1.87

South Africa (Cost $931,965)
JSE Ltd.	ZAR	74,366	826,780	2.42
			826,780	2.42

South Korea (Cost $6,695,060)
Com2uS Corp.	KRW	13,526	1,527,308	4.47
Dentium Co. Ltd.	KRW	17,667	1,125,071	3.29
Eugene Technology Co. Ltd.	KRW	67,414	764,854	2.24
KoMiCo Ltd.	KRW	48,106	1,022,403	2.99
Modetour Network, Inc.	KRW	54,778	1,136,120	3.33
			5,575,756	16.32

Taiwan (Cost $7,768,964)
ASPEED Technology, Inc.	TWD	66,000	964,452	2.82
Gourmet Master Co. Ltd.	TWD	166,528	1,005,792	2.94
Hota Industrial Manufacturing Co. Ltd.	TWD	280,000	1,180,475	3.45
Parade Technologies Ltd.	TWD	80,000	1,052,625	3.08
Silergy Corp.	TWD	45,000	569,637	1.67
Silicon Motion Technology Corp. ADR		7,374	277,189	0.81
Sunonwealth Electric Machine Industry Co. Ltd.	TWD	762,000	818,655	2.40
			5,868,825	17.17

Thailand (Cost $1,766,328)
Supalai PCL (Registered)	THB	1,201,750	793,916	2.32
Taokaenoi Food & Marketing PCL (Registered)	THB	2,203,400	857,432	2.51
			1,651,348	4.83

Total Common Stocks (Cost $41,868,903)			33,706,386	98.63

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

Brazil (Cost $—)
Iochpe-Maxion S.A., Exp. 06/03/2019, Strike Price $12.70 *	BRL	2,184	$4,225	0.01
			4,225	0.01

Total Warrants (Cost $—)			4,225	0.01

Total Investments (Total Cost $41,868,903)			33,710,611	98.64

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			464,669	1.36

Net Assets			$34,175,280	100.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2018, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	8.4%
Consumer Discretionary	27.7
Consumer Staples	6.3
Financials	9.9
Health Care	7.3
Industrials	9.8
Information Technology	22.6
Materials	1.9
Real Estate	4.7
Total Investments	98.6
Other Assets Less Liabilities	1.4
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$874,321	$—	$—	$874,321
Brazil	2,195,708	—	—	2,195,708
China	1,746,456	5,983,467	—	7,729,923
India	—	6,068,976	—	6,068,976
Malaysia	—	1,686,977	—	1,686,977
Mexico	588,957	—	—	588,957
Poland	—	638,815	—	638,815
South Africa	—	826,780	—	826,780
South Korea	—	5,575,756	—	5,575,756
Taiwan	277,189	5,591,636	—	5,868,825
Thailand	1,651,348	—	—	1,651,348

Total Common Stocks	7,333,979	26,372,407	—	33,706,386
Warrants
Brazil	—	4,225	—	4,225
Total Investments	$7,333,979	$26,376,632	$—	$33,710,611

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(626)

*See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $8,531,462)
BBVA Banco Frances S.A. ADR		74,000	$811,780	0.95
Globant S.A. *		35,200	1,812,096	2.11
Grupo Financiero Galicia S.A. ADR		140,541	3,240,876	3.77
YPF S.A. ADR *		132,859	1,992,885	2.32
			7,857,637	9.15
Bangladesh (Cost $1,815,593)
Square Pharmaceuticals Ltd.	BDT	523,838	1,669,084	1.95
			1,669,084	1.95
Egypt (Cost $6,274,129)
ADES International Holding Ltd. *(2)		171,843	2,321,123	2.71
Arabian Food Industries Co. S.A.E. Domty *	EGP	1,550,000	807,003	0.94
Commercial International Bank Egypt S.A.E.	EGP	709,104	3,177,118	3.70
			6,305,244	7.35
Georgia (Cost $3,844,829)
Bank of Georgia Group PLC	GBP	51,800	1,032,443	1.20
Georgia Healthcare Group PLC *(2)	GBP	331,091	1,019,347	1.19
TBC Bank Group PLC	GBP	53,070	1,145,844	1.34
			3,197,634	3.73
Ivory Coast (Cost $1,483,823)
Sonatel S.A.	XOF	36,204	1,187,765	1.38
			1,187,765	1.38
Kazakhstan (Cost $1,019,505)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		119,426	1,357,433	1.58
			1,357,433	1.58
Kenya (Cost $3,062,807)
KCB Group Ltd.	KES	2,993,108	1,118,851	1.30
Safaricom PLC	KES	7,947,700	1,809,056	2.11
			2,927,907	3.41
Kuwait (Cost $9,277,340)
Humansoft Holding Co. K.S.C.	KWD	234,290	2,351,923	2.74
National Bank of Kuwait S.A.K.P.	KWD	2,682,409	7,259,089	8.46
			9,611,012	11.20
Mauritius (Cost $2,618,343)
MCB Group Ltd.	MUR	347,100	2,758,964	3.21
			2,758,964	3.21
Morocco (Cost $2,111,487)
Attijariwafa Bank	MAD	42,270	1,840,685	2.15
			1,840,685	2.15

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
Nigeria (Cost $11,155,389)
Dangote Cement PLC	NGN	3,802,397	$2,188,983	2.55
Guaranty Trust Bank PLC	NGN	39,448,713	4,075,190	4.75
Lekoil Ltd. *	GBP	1,924,884	326,486	0.38
Nestle Nigeria PLC	NGN	723,363	2,749,978	3.20
United Bank for Africa PLC	NGN	48,514,717	1,055,847	1.23
			10,396,484	12.11
Pakistan (Cost $1,218,985)
United Bank Ltd.	PKR	661,000	749,165	0.87
			749,165	0.87
Peru (Cost $4,027,138)
Alicorp S.A.A.	PEN	722,179	2,088,461	2.43
Credicorp Ltd.		8,600	1,941,106	2.26
			4,029,567	4.69
Philippines (Cost $2,429,941)
International Container Terminal Services, Inc.	PHP	1,254,170	2,121,883	2.47
			2,121,883	2.47
Romania (Cost $1,911,168)
Banca Transilvania S.A.	RON	2,971,056	1,673,974	1.95
Sphera Franchise Group S.A. *	RON	43,490	237,641	0.28
			1,911,615	2.23
Saudi Arabia (Cost $6,188,150)
Bupa Arabia for Cooperative Insurance Co.	SAR	113,824	3,131,467	3.65
Samba Financial Group	SAR	107,773	892,293	1.04
Saudi Co. For Hardware CJSC	SAR	19,339	443,354	0.52
United Electronics Co.	SAR	108,616	1,764,603	2.05
			6,231,717	7.26
Sri Lanka (Cost $1,405,366)
Sampath Bank PLC *	LKR	819,634	1,073,550	1.25
			1,073,550	1.25
United Arab Emirates (Cost $7,668,288)
Aramex PJSC	AED	603,221	649,435	0.76
DP World Ltd.		143,685	2,586,811	3.01
Emaar Development PJSC	AED	469,961	633,752	0.74
Emaar Malls PJSC	AED	1,121,534	559,556	0.65
Emirates NBD PJSC	AED	233,357	589,638	0.69
NMC Health PLC	GBP	50,743	2,288,211	2.66
			7,307,403	8.51
Vietnam (Cost $9,692,116)
Masan Group Corp. *	VND	754,730	2,694,894	3.14
Military Commercial Joint Stock Bank	VND	2,475,636	2,319,364	2.70
Mobile World Investment Corp.	VND	87,850	424,483	0.50

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
Vietnam (continued)
Vietnam Dairy Products JSC	VND	423,720	$2,115,330	2.46
Vietnam Technological & Commercial Joint Stock Bank *	VND	1,616,250	1,871,325	2.18
			9,425,396	10.98

Total Common Stocks (Cost $85,735,859)			81,960,145	95.48

Preferred Stocks

Colombia (Cost $2,672,872)
Banco Davivienda S.A., 2.462% (3)	COP	235,779	2,270,271	2.64
			2,270,271	2.64

Total Preferred Stocks (Cost $2,672,872)			2,270,271	2.64

Total Investments (Total Cost $88,408,731)			84,230,416	98.12

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,611,532	1.88

Net Assets			$85,841,948	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

At October 31, 2018, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	3.5%
Consumer Discretionary	6.1
Consumer Staples	12.2
Energy	5.4
Financials	52.9
Health Care	5.8
Industrials	6.2
Information Technology	2.1
Materials	2.5
Real Estate	1.4
Total Investments	98.1
Other Assets Less Liabilities	1.9
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$7,857,637	$—	$—	$7,857,637
Bangladesh	—	1,669,084	—	1,669,084
Egypt	3,984,121	2,321,123	—	6,305,244
Georgia	—	3,197,634	—	3,197,634
Ivory Coast	—	1,187,765	—	1,187,765
Kazakhstan	—	1,357,433	—	1,357,433
Kenya	—	2,927,907	—	2,927,907
Kuwait	—	9,611,012	—	9,611,012
Mauritius	—	2,758,964	—	2,758,964
Morocco	—	1,840,685	—	1,840,685
Nigeria	—	10,396,484	—	10,396,484
Pakistan	—	749,165	—	749,165
Peru	4,029,567	—	—	4,029,567
Philippines	—	2,121,883	—	2,121,883
Romania	—	1,911,615	—	1,911,615
Saudi Arabia	—	6,231,717	—	6,231,717
Sri Lanka	—	1,073,550	—	1,073,550
United Arab Emirates	—	7,307,403	—	7,307,403
Vietnam	—	9,425,396	—	9,425,396

Total Common Stocks	15,871,325	66,088,820	—	81,960,145
Preferred Stocks
Colombia	2,270,271	—	—	2,270,271
Total Investments	$18,141,596	$66,088,820	$—	$84,230,416

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $437,740)
Globant S.A. *		6,864	$353,359	1.44
Grupo Financiero Galicia S.A. ADR		5,077	117,075	0.48
			470,434	1.92

Brazil (Cost $1,896,458)
Fleury S.A.	BRL	44,900	251,556	1.03
Hypera S.A. *	BRL	70,500	564,152	2.30
Rumo S.A. *	BRL	86,000	384,764	1.57
Smiles Fidelidade S.A.	BRL	21,700	217,204	0.89
Suzano Papel e Celulose S.A.	BRL	25,400	258,334	1.06
			1,676,010	6.85

China (Cost $8,431,485)
58.com, Inc. ADR *		7,929	520,063	2.13
Alibaba Group Holding Ltd. ADR *		1,863	265,068	1.08
Anhui Conch Cement Co. Ltd., Class H	HKD	48,500	249,376	1.02
ANTA Sports Products Ltd.	HKD	159,000	651,671	2.66
AviChina Industry & Technology Co. Ltd., Class H	HKD	447,000	298,477	1.22
China Construction Bank Corp., Class H	HKD	399,000	315,539	1.29
CSPC Pharmaceutical Group Ltd.	HKD	104,000	218,676	0.89
Haitian International Holdings Ltd.	HKD	187,000	369,213	1.51
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	CNY	29,400	374,354	1.53
New Oriental Education & Technology Group, Inc. ADR *		7,083	414,426	1.69
Ping An Insurance Group Co. of China Ltd., Class H	HKD	103,000	974,788	3.98
SINA Corp. *		4,300	272,233	1.11
Tencent Holdings Ltd.	HKD	25,800	874,492	3.58
Weibo Corp. ADR *		6,284	370,819	1.52
Xiabuxiabu Catering Management China Holdings Co. Ltd. *(2)	HKD	325,500	405,327	1.66
YY, Inc. ADR *		3,440	219,816	0.90
			6,794,338	27.77

Hong Kong (Cost $422,395)
AIA Group Ltd.	HKD	49,600	377,259	1.54
			377,259	1.54

Hungary (Cost $403,902)
OTP Bank Nyrt.	HUF	9,146	328,175	1.34
			328,175	1.34

India (Cost $3,345,047)
Edelweiss Financial Services Ltd.	INR	115,197	253,413	1.04
HDFC Bank Ltd. ADR		4,775	424,545	1.73
ICICI Bank Ltd. ADR		92,625	879,011	3.59
Larsen & Toubro Infotech Ltd. (2)	INR	16,366	393,532	1.61
Mahindra & Mahindra Ltd.	INR	42,736	446,606	1.82
Mahindra & Mahindra Ltd. GDR		11,117	115,008	0.47

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
India (continued)
Reliance Industries Ltd.	INR	30,587	$434,603	1.78
			2,946,718	12.04

Malaysia (Cost $247,991)
My EG Services Bhd.	MYR	649,500	185,871	0.76
			185,871	0.76

Mexico (Cost $1,716,274)
Fomento Economico Mexicano S.A.B. de C.V. ADR		4,051	344,619	1.41
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Series B	MXN	28,300	234,124	0.96
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR		2,688	443,574	1.81
Grupo Financiero Banorte S.A.B. de C.V., Series O	MXN	46,800	257,485	1.05
Ternium S.A. ADR		8,453	269,143	1.10
			1,548,945	6.33

Peru (Cost $294,952)
Credicorp Ltd.		1,400	315,994	1.29
			315,994	1.29

Russian Federation (Cost $2,017,593)
LUKOIL PJSC ADR		11,493	858,177	3.51
Mail.Ru Group Ltd. GDR (Registered) *		12,551	333,739	1.36
Sberbank of Russia PJSC	RUB	158,320	455,968	1.86
Yandex N.V., Class A *		8,900	268,157	1.10
			1,916,041	7.83

South Africa (Cost $2,100,575)
Naspers Ltd., Class N	ZAR	4,192	734,251	3.00
Sanlam Ltd.	ZAR	85,386	428,643	1.76
Shoprite Holdings Ltd.	ZAR	20,086	245,079	1.00
			1,407,973	5.76

South Korea (Cost $1,303,487)
Com2uS Corp.	KRW	3,281	370,479	1.51
Dentium Co. Ltd.	KRW	3,745	238,489	0.98
NCSoft Corp.	KRW	1,346	509,010	2.08
Samsung Electronics Co. Ltd. (Korean Exchange)	KRW	3,184	119,081	0.49
			1,237,059	5.06

Taiwan (Cost $2,916,314)
Gourmet Master Co. Ltd.	TWD	44,536	268,987	1.10
Hota Industrial Manufacturing Co. Ltd.	TWD	89,000	375,223	1.53
Parade Technologies Ltd.	TWD	20,000	263,156	1.08
Silergy Corp.	TWD	20,000	253,172	1.04
Silicon Motion Technology Corp. ADR		3,111	116,943	0.48
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	78,000	579,511	2.37
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		13,835	527,114	2.15
			2,384,106	9.75

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

	Currency(1)	Shares	Value	% of Net Assets
Thailand (Cost $1,593,552)
CP ALL PCL (Registered)	THB	259,100	$525,625	2.15
PTT PCL NVDR	THB	165,900	256,352	1.05
Siam Commercial Bank (The) PCL NVDR	THB	110,000	457,299	1.87
Supalai PCL (Registered)	THB	353,500	233,534	0.95
			1,472,810	6.02

Total Common Stocks (Cost $27,127,765)			23,061,733	94.26

Preferred Stocks

Brazil (Cost $651,398)
Banco Bradesco S.A. ADR *		46,981	430,816	1.76
Lojas Americanas S.A. *	BRL	59,100	298,557	1.22
			729,373	2.98

South Korea (Cost $212,403)
Samsung Electronics Co. Ltd., 4.124% (3)	KRW	5,785	182,297	0.75
			182,297	0.75
Total Preferred Stocks (Cost $863,801)			911,670	3.73

Total Investments (Total Cost $27,991,566)			23,973,403	97.99

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			492,625	2.01

Net Assets			$24,466,028	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

At October 31, 2018, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	19.2%
Consumer Discretionary	13.2
Consumer Staples	6.1
Energy	6.3
Financials	24.6
Health Care	5.2
Industrials	7.1
Information Technology	12.2
Materials	3.2
Real Estate	0.9
Total Investments	98.0
Other Assets Less Liabilities	2.0
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$ 470,434	$ —	$—	$ 470,434
Brazil	1,676,010	—	—	1,676,010
China	2,062,425	4,731,913	—	6,794,338
Hong Kong	—	377,259	—	377,259
Hungary	—	328,175	—	328,175
India	1,303,556	1,643,162	—	2,946,718
Malaysia	—	185,871	—	185,871
Mexico	1,548,945	—	—	1,548,945
Peru	315,994	—	—	315,994
Russian Federation	268,157	1,647,884	—	1,916,041
South Africa	—	1,407,973	—	1,407,973
South Korea	—	1,237,059	—	1,237,059
Taiwan	644,057	1,740,049	—	2,384,106
Thailand	759,159	713,651	—	1,472,810

Total Common Stocks	9,048,737	14,012,996	—	23,061,733
Preferred Stocks
Brazil	729,373	—	—	729,373
South Korea	—	182,297	—	182,297

Total Preferred Stocks	729,373	182,297	—	911,670
Total Investments	$9,778,110	$14,195,293	$—	$23,973,403

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2018

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$1,788

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

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NOTES TO FINANCIAL STATEMENTS

As of October 31, 2018

1.	Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end management investment company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes eight funds as of October 31, 2018, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Equity Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein. Effective November 1, 2017, the Ashmore Emerging Markets Value Fund changed its name to the Ashmore Emerging Markets Equity Fund. The Ashmore Emerging Markets Hard Currency Debt Fund liquidated on November 20, 2017 and the Ashmore Emerging Markets Equity Opportunities Fund liquidated on January 5, 2018.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

Related parties or personnel of the Investment Manager may invest in the Funds. The Investment Manager could face a conflict of interest if a related party is invested in a Fund and that party’s interests diverge from those of the Fund, but equally this co-investment may serve to better align the interests of the Funds and the personnel of the Investment Manager. When a related party provides capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (AIFMD) (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust being (i) Non-EEA AIFs (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2.	Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of hard to value investments require the use of a number of market based assumptions.

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities for which the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end management investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Investments initially valued in currencies other than the United States Dollar are converted to the United States Dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States Dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information,

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method.

Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available, net of any applicable tax withholding. Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. In addition to the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At October 31, 2018, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

3.	Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

4.	Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

5.	Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. For the year ended October 31, 2018, there were no interest payments made by the Fund. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

The following is a summary by counterparty of the market value of reverse repurchase agreements and collateral pledged as of October 31, 2018:

Ashmore Emerging Markets Corporate Debt Fund

Counterparty	Maturity Date	Payable for Reverse Repurchase Agreements	Collateral Pledged
JP Morgan	11/23/2018	$ 294,298	$ 368,504
Total		$ 294,298	$ 368,504

Securities with an aggregate market value of $368,504 have been pledged as collateral in respect of reverse repurchase agreements as of October 31, 2018. The actual collateral exceeds the market values of the reverse repurchase agreements.

For the five days reverse repurchase agreements were outstanding during the year ended October 31, 2018, the average amount outstanding was $294,298.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

6.	Capital share transactions

Transactions in Class A shares for the year ended October 31, 2018, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	1,055,989	$8,221,599	110,782	$877,055	(2,242,015)	$(16,864,703)	(1,075,244)	$(7,766,049)
Ashmore Emerging Markets Local Currency Bond Fund	106,755	780,126	1,344	9,855	(42,011)	(278,524)	66,088	511,457
Ashmore Emerging Markets Corporate Debt Fund	759,237	6,255,649	55,860	456,211	(1,120,665)	(9,222,491)	(305,568)	(2,510,631)
Ashmore Emerging Markets Short Duration Fund	8,860,239	87,639,937	185,591	1,852,710	(1,488,119)	(14,767,638)	7,557,711	74,725,009
Ashmore Emerging Markets Active Equity Fund	19,978	231,200	247	2,845	— *	(36)	20,225	234,009
Ashmore Emerging Markets Small-Cap Equity Fund	108,988	1,143,260	1,360	13,678	(11,826)	(121,878)	98,522	1,035,060
Ashmore Emerging Markets Frontier Equity Fund	329,033	3,037,758	80,331	737,298	(182,267)	(1,656,007)	227,097	2,119,049
Ashmore Emerging Markets Equity Fund	23,582	265,628	334	3,646	(3,609)	(38,530)	20,307	230,744

* Amount rounds to less than 0.5 shares.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Transactions in Class C shares for the year ended October 31, 2018, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	385,578	$3,091,800	13,062	$101,928	(290,040)	$(2,235,193)	108,600	$958,535
Ashmore Emerging Markets Local Currency Bond Fund	6,521	50,345	52	398	(8,337)	(60,424)	(1,764)	(9,681)
Ashmore Emerging Markets Corporate Debt Fund	353,871	2,937,727	39,067	318,001	(389,109)	(3,199,316)	3,829	56,412
Ashmore Emerging Markets Short Duration Fund	200,692	1,930,493	5,614	54,255	(10,958)	(105,503)	195,348	1,879,245
Ashmore Emerging Markets Active Equity Fund	—	—	84	987	—*	(17)	84	970
Ashmore Emerging Markets Small-Cap Equity Fund	18,471	192,158	349	3,732	(9,495)	(107,030)	9,325	88,860
Ashmore Emerging Markets Frontier Equity Fund	21,025	191,968	4,987	45,155	(18,127)	(157,282)	7,885	79,841
Ashmore Emerging Markets Equity Fund	—	—	3	36	(118)	(1,325)	(115)	(1,289)

* Amount rounds to less than 0.5 shares.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Transactions in Institutional Class shares for the year ended October 31, 2018, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	80,980,163	$645,888,234	8,049,834	$64,119,416	(45,042,488)	$(351,303,336)	43,987,509	$358,704,314
Ashmore Emerging Markets Local Currency Bond Fund	1,832,437	14,168,560	213,743	1,635,027	(4,074,426)	(30,733,041)	(2,028,246)	(14,929,454)
Ashmore Emerging Markets Corporate Debt Fund	22,054,844	188,292,483	561,941	4,786,559	(21,587,215)	(183,871,149)	1,029,570	9,207,893
Ashmore Emerging Markets Short Duration Fund	64,698,851	629,289,427	1,107,118	10,992,403	(10,685,503)	(104,931,601)	55,120,466	535,350,229
Ashmore Emerging Markets Active Equity Fund	587,045	7,173,072	132,045	1,556,099	(483,713)	(6,013,206)	235,377	2,715,965
Ashmore Emerging Markets Small-Cap Equity Fund	1,273,008	16,924,177	32,565	421,619	(1,071,107)	(13,976,859)	234,466	3,368,937
Ashmore Emerging Markets Frontier Equity Fund	3,666,847	39,118,499	610,749	6,449,009	(2,651,644)	(27,959,688)	1,625,952	17,607,820
Ashmore Emerging Markets Equity Fund	1,934,642	22,357,646	29,362	309,493	(49,692)	(547,737)	1,914,312	22,119,402

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Transactions in Class A shares for the year ended October 31, 2017, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	1,980,157	$16,397,952	28,756	$ 233,104	(221,478)	$(1,787,334)	1,787,435	$14,843,722
Ashmore Emerging Markets Local Currency Bond Fund	34,089	248,304	662	4,863	(27,145)	(201,371)	7,606	51,796
Ashmore Emerging Markets Corporate Debt Fund	768,834	6,402,707	41,912	347,318	(858,519)	(6,905,390)	(47,773)	(155,365)
Ashmore Emerging Markets Short Duration Fund	1,460,585	15,179,610	138,171	1,434,189	(1,640,977)	(17,197,848)	(42,221)	(584,049)
Ashmore Emerging Markets Active Equity Fund	1,000	10,007	4	48	—	—	1,004	10,055
Ashmore Emerging Markets Small-Cap Equity Fund	43,903	428,915	1,258	11,008	(23,994)	(222,571)	21,167	217,352
Ashmore Emerging Markets Frontier Equity Fund	701,976	5,903,145	13,146	119,018	(213,455)	(1,965,107)	501,667	4,057,056
Ashmore Emerging Markets Equity Fund	10,915	117,848	75	737	(3,389)	(36,042)	7,601	82,543

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Transactions in Class C shares for the year ended October 31, 2017, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	227,228	$1,839,471	6,660	$ 53,679	(61,950)	$(505,852)	171,938	$1,387,298
Ashmore Emerging Markets Local Currency Bond Fund	4,333	29,619	346	2,516	(818)	(5,877)	3,861	26,258
Ashmore Emerging Markets Corporate Debt Fund	504,064	4,216,948	21,238	176,391	(171,353)	(1,407,980)	353,949	2,985,359
Ashmore Emerging Markets Short Duration Fund	18,401	184,019	263	2,668	(263)	(2,668)	18,401	184,019
Ashmore Emerging Markets Active Equity Fund	1,000	10,025	4	44	—	—	1,004	10,069
Ashmore Emerging Markets Small-Cap Equity Fund	6,631	65,887	364	3,319	(3,318)	(31,641)	3,677	37,565
Ashmore Emerging Markets Frontier Equity Fund	47,984	434,418	349	3,187	(9,424)	(88,715)	38,909	348,890
Ashmore Emerging Markets Equity Fund	772	7,103	1	13	(543)	(4,961)	230	2,155

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Transactions in Institutional Class shares for the year ended October 31, 2017, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	46,716,460	$381,357,339	6,584,095	$53,825,213	(19,589,180)	$(155,535,775)	33,711,375	$279,646,777
Ashmore Emerging Markets Local Currency Bond Fund	1,963,607	14,603,382	382,096	2,893,384	(2,093,667)	(15,529,899)	252,036	1,966,867
Ashmore Emerging Markets Corporate Debt Fund	19,178,672	165,170,528	532,265	4,580,648	(7,969,360)	(68,139,079)	11,741,577	101,612,097
Ashmore Emerging Markets Short Duration Fund	12,816,423	131,396,629	547,915	5,569,501	(8,034,314)	(81,961,770)	5,330,024	55,004,360
Ashmore Emerging Markets Active Equity Fund	1,410,020	14,770,766	4,989	59,219	—*	(32)	1,415,009	14,829,953
Ashmore Emerging Markets Small-Cap Equity Fund	1,466,176	17,791,675	37,277	416,792	(1,666,373)	(19,690,734)	(162,920)	(1,482,267)
Ashmore Emerging Markets Frontier Equity Fund	6,671,423	69,085,145	94,974	966,444	(5,432,605)	(55,355,818)	1,333,792	14,695,771
Ashmore Emerging Markets Equity Fund	663,438	5,711,246	11,603	103,627	(1,050,301)	(10,018,431)	(375,260)	(4,203,558)

* Amount rounds to less than 0.5 shares.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

7.	Investment transactions

For the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$1,056,320,546	$741,472,538
Ashmore Emerging Markets Local Currency Bond Fund	43,002,179	50,160,498
Ashmore Emerging Markets Corporate Debt Fund	302,248,083	292,074,992
Ashmore Emerging Markets Short Duration Fund	665,321,024	109,982,127
Ashmore Emerging Markets Active Equity Fund	29,995,906	28,578,236
Ashmore Emerging Markets Small-Cap Equity Fund	50,491,732	45,072,500
Ashmore Emerging Markets Frontier Equity Fund	87,213,650	71,640,209
Ashmore Emerging Markets Equity Fund	48,279,492	26,360,557

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in PFICs. At October 31, 2018, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in Thousands	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Ashmore Emerging Markets Total Return Fund	$24,440,989	$(135,533,056)	$(111,092,067)	$1,336,845,321
Ashmore Emerging Markets Local Currency Bond Fund	1,303,622	(9,992,968)	(8,689,346)	60,288,702
Ashmore Emerging Markets Corporate Debt Fund	6,577,908	(29,211,358)	(22,633,450)	341,764,231
Ashmore Emerging Markets Short Duration Fund	3,720,887	(18,869,782)	(15,148,895)	762,690,699
Ashmore Emerging Markets Active Equity Fund	575,651	(2,260,465)	(1,684,814)	18,832,227
Ashmore Emerging Markets Small-Cap Equity Fund	1,006,901	(9,948,860)	(8,941,959)	42,652,570
Ashmore Emerging Markets Frontier Equity Fund	3,812,348	(8,331,666)	(4,519,318)	88,749,734
Ashmore Emerging Markets Equity Fund	501,122	(4,612,324)	(4,111,202)	28,084,605

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

8.	Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules affecting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

During the fiscal year ended October 31, 2018, the Ashmore Emerging Markets Small-Cap Equity Fund utilized $2,410,421 in capital loss carryforwards.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2018	Long-Term Capital Loss Carryforward at October 31, 2018
Ashmore Emerging Markets Total Return Fund	$ (2,828,974)	$(50,666,938)
Ashmore Emerging Markets Local Currency Bond Fund	(155,388)	(1,661,406)
Ashmore Emerging Markets Corporate Debt Fund	(8,239,543)	(26,519,610)
Ashmore Emerging Markets Short Duration Fund	—	—
Ashmore Emerging Markets Active Equity Fund	—	—
Ashmore Emerging Markets Small-Cap Equity Fund	—	(42,589)
Ashmore Emerging Markets Frontier Equity Fund	(5,116,144)	(345,592)
Ashmore Emerging Markets Equity Fund	(769,954)	—

The Funds in the above table may offset future capital gains with these capital loss carryforwards. There were no post-enactment losses for the fiscal year ended October 31, 2018.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2018, the components of distributable taxable earnings, including temporary differences were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Undistributed Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$—	$—	$(56,735,918)	$(111,152,401)	$(167,888,319)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	(1,835,874)	(8,734,569)	(10,570,443)
Ashmore Emerging Markets Corporate Debt Fund	306,019	—	(34,924,256)	(23,167,973)	(57,786,210)
Ashmore Emerging Markets Short Duration Fund	3,534,295	2,758,398	(3,028,432)	(15,150,327)	(11,886,066)
Ashmore Emerging Markets Active Equity Fund	1,192,564	365,845	—	(1,688,144)	(129,735)
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	(42,590)	(8,939,075)	(8,981,665)
Ashmore Emerging Markets Frontier Equity Fund	—	—	(5,466,831)	(4,692,677)	(10,159,508)
Ashmore Emerging Markets Equity Fund	—	—	(770,178)	(4,111,247)	(4,881,425)

The taxable character of distributions paid during the fiscal year ended October 31, 2018, were as follows:
	Distributions From
Fund	Ordinary Income	Short- Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$25,262,830	$15,463,369	$—	$33,729,307	$74,455,506
Ashmore Emerging Markets Local Currency Bond Fund	819,597	—	—	893,268	1,712,865
Ashmore Emerging Markets Corporate Debt Fund	21,423,872	—	—	—	21,423,872
Ashmore Emerging Markets Short Duration Fund	17,420,532	2,239,134	2,116,768	—	21,776,434

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Active Equity Fund	307,046	1,447,512	—	—	1,754,558
Ashmore Emerging Markets Small-Cap Equity Fund	536,624	—	—	37,117	573,741
Ashmore Emerging Markets Frontier Equity Fund	778,325	528,209	5,777,521	440,612	7,524,667
Ashmore Emerging Markets Equity Fund	344,947	—	—	21,621	366,568

The taxable character of distributions paid during the fiscal year ended October 31, 2017, were as follows:
	Distributions From
Fund	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$58,479,792	$—	$—	$—	$58,479,792
Ashmore Emerging Markets Local Currency Bond Fund	1,107,475	—	—	2,667,206	3,774,681
Ashmore Emerging Markets Corporate Debt Fund	19,702,427	—	—	649,976	20,352,403
Ashmore Emerging Markets Short Duration Fund	11,795,594	2,000,000	—	—	13,795,594
Ashmore Emerging Active Equity Fund	60,411	—	—	—	60,411
Ashmore Emerging Markets Small-Cap Equity Fund	551,965	—	—	—	551,965
Ashmore Emerging Markets Frontier Equity Fund	542,424	614,075	—	—	1,156,499
Ashmore Emerging Markets Equity Fund	184,366	—	—	—	184,366

9.	Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Corporate Debt Fund and Ashmore Emerging Markets Short Duration Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Equity Fund declare and pay distributions of their net investment income at least quarterly.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Dividends paid in the months of May through September 2018 by Ashmore Emerging Markets Corporate Debt Fund included approximately $900,000 in amounts that should not at the time have been characterized as net investment income, but were fully offset by reduced dividends paid by the Fund and net income realized from other sources during the balance of its fiscal year ended October 31, 2018, such that no portion of such amounts represented a return of capital for the fiscal year.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10.	Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds may enter into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Purchased option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund, in return for a premium, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.
During the year ended October 31, 2018, the Funds did not hold options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States Dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

During the year ended October 31, 2018, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund and Ashmore Emerging Markets Equity Fund had average quarterly contract notional exposures of $590,508,065, $50,732,769, $1,573,815, $313,022, $65,626 and $17,710, respectively, related to forward foreign currency exchange contracts.

(c) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities for OTC swaps. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

During the year ended October 31, 2018, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average quarterly notional exposures of $81,052,983 and $22,388,459, respectively, related to interest rate swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. No amounts have been offset in the Statements of Assets and Liabilities.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2018:

(a) Exchange-Traded:

Centrally Cleared Swaps

	Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Banco Bilbao Vizcaya Argentaria SA	$506,359	$(591,662)	$(85,303)	$—	$(85,303)
ING Capital Markets	277,327	—	277,327	—	277,327
Merrill Lynch	438,879	(1,179,548)	(740,669)	—	(740,669)

Total	$1,222,565	$(1,771,210)	$(548,645)	$—	$(548,645)

	Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Banco Bilbao Vizcaya Argentaria SA	$58,941	$(56,938)	$2,003	$—	$2,003
HSBC Bank	8,428	—	8,428	—	8,428
Merrill Lynch	69,085	(295,578)	(226,493)	—	(226,493)

Total	$136,454	$(352,516)	$(216,062)	$—	$(216,062)

(b) Over-the-Counter Financial Derivative Instruments:

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Forward Currency Contracts and Interest Rate Swap Contracts

	Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
ANZ	$47,178	$(47,178)	$—	$—
BNP Paribas	1,219,263	(1,219,263)	—	—
Deutsche Bank	1,084,428	(308,507)	—	775,921
Goldman Sachs	114,803	(114,803)	—	—
HSBC Bank	926,025	(926,025)	—	—
JP Morgan	4,756,916	(1,085,738)	—	3,671,178
Merrill Lynch	124,726	(124,726)	—	—
Morgan Stanley	43,143	(43,143)	—	—
Santander	11,093	—	—	11,093
Standard
Chartered	2,172,712	(125,473)	—	2,047,239

Total	$10,500,287	$(3,994,856)	$—	$6,505,431

	Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due From Counterparty
ANZ	$83,005	$(47,178)	$—	$35,827
BNP Paribas	1,305,364	(1,219,263)	—	86,101
Citibank	21,399	—	—	21,399
Credit Suisse	1,410,688	—	—	1,410,688
Deutsche Bank	308,507	(308,507)	—	—
Goldman Sachs	248,425	(114,803)	—	133,622
HSBC Bank	1,275,690	(926,025)	—	349,665
JP Morgan	1,085,738	(1,085,738)	—	—
Merrill Lynch	1,467,780	(124,726)	—	1,343,054
Morgan Stanley	818,019	(43,143)	—	774,876
Standard
Chartered	125,473	(125,473)	—	—
UBS	25,036	—	—	25,036

Total	$8,175,124	$(3,994,856)	$—	$4,180,268

	Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Barclays	$6,229	$—	$—	$6,229
BNP Paribas	177,924	(177,924)	—	—
Deutsche Bank	104,081	(29,182)	—	74,899

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

	Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Goldman Sachs	$9,490	$(9,490)	$—	$—
HSBC Bank	91,912	(91,912)	—	—
JP Morgan	289,230	(137,817)	—	151,413
Merrill Lynch	100,153	(100,153)	—	—
Morgan Stanley	5,392	(5,392)	—	—
Santander	1,369	—	—	1,369
Standard
Chartered	60,828	—	—	60,828

Total	$846,608	$(551,870)	$—	$294,738

	Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due From Counterparty
BNP Paribas	$181,525	$(177,924)	$—	$3,602
Citibank	2,826	—	—	2,826
Credit Suisse	159,246	—	—	159,246
Deutsche Bank	29,182	(29,182)	—	—
Goldman Sachs	31,570	(9,490)	—	22,080
HSBC Bank	133,681	(91,912)	—	41,769
JP Morgan	137,817	(137,817)	—	—
Merrill Lynch	243,165	(100,153)	—	143,012
Morgan Stanley	93,513	(5,392)	—	88,121
UBS	2,385	—	—	2,384

Total	$1,014,910	$(551,870)	$—	$463,040

	Ashmore Emerging Markets Corporate Debt Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Morgan Stanley	$56,998	$—	$—	$56,998

Total	$56,998	$—	$—	$56,998

	Ashmore Emerging Markets Active Equity Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
JP Morgan	$4,241	$—	$—	$4,241

Total	$4,241	$—	$—	$4,241

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

11.	Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain Trustees and Officers of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Active Equity	1.00%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Equity Fund	1.15%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2019 to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Corporate Debt Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Equity Fund	1.42%	2.17%	1.17%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

three fiscal years. The amounts recaptured pursuant to the expense limitation agreement will be limited to the lesser of (1) the expense limitation amount that was in effect at the time of the waiver or reimbursement or (2) the expense limitation amount that is in effect at the time of recapture. The total amounts subject to recovery in fiscal years are shown below:

Fund	2019	2020	2021	Total
Ashmore Emerging Markets Total Return Fund	$ 833,414	$ 947,660	$ 1,258,875	$ 3,039,949
Ashmore Emerging Markets Local Currency Bond Fund	250,550	242,748	247,985	741,283
Ashmore Emerging Markets Corporate Debt Fund	335,299	295,848	411,298	1,042,445
Ashmore Emerging Markets Short Duration Fund	150,467	201,321	387,123	738,911
Ashmore Emerging Markets Active Equity Fund	—	226,921	131,123	358,044
Ashmore Emerging Markets Small-Cap Equity Fund	216,973	172,952	227,807	617,732
Ashmore Emerging Markets Frontier Equity Fund	266,211	293,467	399,730	959,408
Ashmore Emerging Markets Equity Fund	131,748	129,266	190,079	451,093

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Cross Trades

The 1940 Act prohibits the Funds and their affiliates from knowingly selling any security or other property to the Funds (other than securities of which the buyer is the issuer), or buying any security (other than securities of which the seller is the issuer) or other property from the Funds. Rule 17a-7 under the 1940 Act provides relief from these prohibitions for various types of “cross trades” and similar transactions that may benefit shareholders by allowing the participating funds or accounts to avoid brokerage commissions and other transaction costs of trades.

During the year ended October 31, 2018, the following Funds bought and/or sold securities from an account or accounts that were also advised by the Trust’s investment adviser or its affiliates:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$—	$384,665
Ashmore Emerging Markets Corporate Debt Fund	2,101,074	3,327,482
Ashmore Emerging Markets Short Duration Fund	18,584,576	1,407,035

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

As of October 31, 2018, Ashmore Investments UK Limited owned the following percentages of the outstanding shares of each Fund:

Fund	Class A	Class C
Ashmore Emerging Markets Active Equity Fund	5.15%	100.00%
Ashmore Emerging Markets Equity Fund	—%	100.00%

Fund	Institutional Class
Ashmore Emerging Markets Active Equity Fund	92.21%
Ashmore Emerging Markets Frontier Equity Fund	4.68%
Ashmore Emerging Markets Equity Fund	99.18%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	6	21.75%, 14.05%, 12.16%, 11.72%, 10.89%, 7.90%
	Class C	3	34.56%, 21.08%, 6.62%
	Class I	3	19.15%, 9.64%, 9.27%
Ashmore Emerging Markets Local Currency Bond Fund	Class A	6	30.79%, 29.07%, 15.84%, 9.94%, 9.21%, 5.02%
	Class C	3	54.15%, 36.39%, 5.92%
	Class I	2	52.11%, 40.28%
Ashmore Emerging Markets Active Equity Fund	Class A	4	34.49%, 17.84%, 11.97%, 5.41%
	Class I	1	7.62%
Ashmore Emerging Markets Corporate Debt Fund	Class A	6	27.38%, 16.20%, 12.54%, 12.29%, 7.76%, 5.50%
	Class C	2	48.66%, 22.59%
	Class I	1	7.76%
Ashmore Emerging Markets Short Duration Fund	Class A	2	83.07%, 7.03%
	Class C	1	89.63%
	Class I	5	37.71%, 23.58%, 18.21%, 5.84%, 5.44%
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	6	27.42%, 17.39%, 8.20%, 7.58%, 6.39%, 5.84%
	Class C	3	45.37%, 36.58%, 11.63%
	Class I	3	36.50%, 12.53%, 11.78%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Frontier Equity Fund	Class A	3	71.14%, 8.83%, 5.96%
	Class C	3	78.92%, 15.07%, 6.00%
	Class I	4	33.18%, 29.28%, 9.27%, 8.57%
Ashmore Emerging Markets Equity Fund	Class A	4	52.82%, 13.63%, 11.01%, 9.60%

12.	Commitments

In relation to its investments, some of the Funds of the Trust may from time to time agree to indemnify and/or pre-fund trustees or other agents, either solely or alongside other creditors on a several basis. Generally, such agreements do not have a termination date. The Trustees are not aware of and do not currently expect any claims to be made against the Funds under any such indemnity or pre-funding agreements.

13.	Contingencies

The Funds have submitted a proof of claim in connection with the settlement of a securities class action lawsuit brought by certain investors against Petróleo Brasileiro S.A. and certain of its affiliates, underwriters, external auditors, and current and former directors and officers. The inflow of economic benefits from the settlement fund is deemed to be probable, but not virtually certain.

The Funds have submitted a claim in connection with the settlement of a securities class action lawsuit preliminary approved by the U.S. District Court for the Southern District of New York captioned in re Foreign Exchange Benchmark Rates Antitrust Litigation. The inflow of economic benefits from the settlement fund is deemed to be probable, but not virtually certain.

14.	New accounting pronouncements

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted certain provisions of ASU 2018-13 for these financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2018

15.	New and Amended Financial Reporting Rules and Forms

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) issued a final rule which amends certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, International Financial Reporting Standards, or changes in the information environment. The rule became effective on November 5, 2018. The Funds have complied with the amended rules for the year ended October 31, 2018.

16.	Subsequent events

Effective January 1, 2019, Ashmore Emerging Markets Corporate Debt Fund changed its name to Ashmore Emerging Markets Income Fund.

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure, other than the item mentioned above.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION

As of October 31, 2018 (Unaudited)

REMUNERATION DISCLOSURE

Ashmore Investment Advisors Limited (“AIAL”) is a full-scope UK Alternative Investment Fund Manager (“AIFM”) that manages many alternative investment funds (“AIFs”). These AIFs implement a number of investment strategies, including equity, fixed income and alternatives, and invest in many different regions and industry sectors. AIAL manages both open-ended and closed-ended AIFs, several of its AIFs are leveraged and some are listed on regulated markets. Its assets under management was approximately $5.6 billion at June 30, 2018. AIAL’s parent company (“Ashmore”) is listed on a regulated market, counts ten offices worldwide and has a number of subsidiaries both in the UK and abroad. Taking into account guidance from the UK Financial Conduct Authority (“FCA”), AIAL has complied with the full AIFM Remuneration Code.

AIAL does not have any direct employees, and as such the amount of remuneration paid to staff by AIAL is zero. All AIAL AIFM Remuneration Code Staff are employed and paid by Ashmore. Ashmore’s remuneration principles have remained unchanged since it was listed, and are designed to align all employees with the long-term success of the business. These include significant levels of deferral, a clear link between performance and levels of remuneration and strong alignment of executive directors and employees with shareholders and clients through significant employee share ownership. The culture is therefore a collaborative one, with clients’ interests and the creation of shareholder value, including for employee shareholders, the overarching factors for success.

Executive directors, members of the investment team, and indeed all other employees, participate in a single capped incentive pool and are paid under a similar structure, with an annual cash bonus and share award, meaning that all employees are long-term shareholders in the business.

The policy includes:

–– A capped basic salary to contain the fixed cost base;

–– A cap on the total variable compensation including any awards made under Ashmore’s share plan, available for all employees at 25% of profits, which to date has not been fully utilized; and

–– A deferral for five years of a substantial portion of variable compensation into Ashmore shares (or equivalent), which, in the case of executive directors in lieu of a separate long term investing plan, is also partly subject to additional performance conditions measured over five years.

AIAL’s board of directors reviews the general principles of the remuneration policy and is responsible for its implementation with regard to AIAL’s AIFM Remuneration Code Staff. Ashmore’s Remuneration Committee periodically reviews the ongoing appropriateness and relevance of the remuneration policy, including in connection with the provision of services to AIAL. Ashmore employs the services of; McLagan to provide advice on remuneration benchmarking; Deloitte to provide advice on tax compliance, share plan design and administration; and the Remuneration Committee’s advisors are Aon. The Remuneration Committee’s terms of reference can be found here:

http://www.ashmoregroup.com/investor-relations/corporate-governance.

Performance assessment for AIAL’s AIFM Remuneration Code Staff for their work relating to AIAL is based on a combination of quantitative and qualitative criteria related to the performance of AIAL, the performance of relevant AIF(s) or business units and the performance of the individual. Qualitative criteria include adherence to Ashmore Group plc’s risk and compliance policies. This performance assessment is adjusted for relevant current and future risks related to the AIFs managed by AIAL.

The compensation of control function staff is based on function specific objectives and is independent from the performance of AIAL and/or the AIFs managed by AIAL. The remuneration of the senior officers in AIAL’s control functions is directly overseen by the Remuneration Committee.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (CONTINUED)

As of October 31, 2018 (Unaudited)

Variable remuneration awarded to AIAL’s Remuneration Code Staff in respect of AIFMD work is subject to performance adjustment which allows Ashmore to reduce the deferred amount, including to nil, in light of the ongoing financial situation and/or performance of Ashmore, AIAL, the AIFs that AIAL manages and the individual concerned.

The total contribution of AIAL’s AIFM Remuneration Code Staff to the business of Ashmore is apportioned between work carried out for AIAL and work carried out for the other businesses and subsidiaries of Ashmore. Their remuneration is similarly apportioned between AIAL and the other businesses and subsidiaries where required.

The remuneration attributable to AIAL for its AIFMD identified staff for the financial year ended June 30, 2018 was as follows:

Fund	Number of Beneficiaries	Variable Remuneration	Fixed Remuneration	Total Remuneration
Ashmore Emerging Markets Total Return Fund	18	£370,706	£36,985	£407,691
Ashmore Emerging Markets Local Currency Bond Fund	16	13,943	1,534	15,477
Ashmore Emerging Markets Corporate Debt Fund	17	80,211	8,292	88,503
Ashmore Emerging Markets Short Duration Fund	17	69,092	7,143	76,235
Ashmore Emerging Markets Active Equity Fund	18	13,540	1,667	15,207
Ashmore Emerging Markets Small-Cap Equity Fund	18	31,717	3,906	35,623
Ashmore Emerging Markets Frontier Equity Fund	18	70,935	8,736	79,671
Ashmore Emerging Markets Equity Fund	18	21,717	2,675	24,392
Total AIAL	21	£1,794,805	£193,918	£1,988,723

All of the remuneration above was attributable to senior management who have a material impact on the Funds’ risk profile. The Funds’ allocation of the AIAL remuneration has been made on the basis of NAV.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2018

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of eight portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 60)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	8	Non-executive director August 2010 – October 2015, Jasper Investments Limited(1) .
Michael Chamberlin (Age 69)	Trustee	Indefinite term; Trustee since 2012	Executive Director, Emerging Markets Traders Association(2) .	8	None
Joseph Grainger (Age 64)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	8	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(1)

Affiliates of the Investment Manager may be deemed to have controlled Jasper Investments Limited through September 2015 and Pacnet Limited through April 2015. Employees and officers of affiliates of the Investment Manager have served on the Boards of Jasper Investments Limited and Pacnet Limited.

(2)

Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors, and the Investment Manager’s ultimate parent company, Ashmore Group plc, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(3) (Age 55)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.	8	None
Stephen Hicks(4) (Age 58)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, since 2014; Group Head of Compliance from June 2010 to January 2014, Ashmore Group plc; Chief Compliance Officer from inception to December 2013, Ashmore Funds.	8	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(3)

Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group plc (“Ashmore Group”) and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.

(4)

Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 55)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.
Alexandra Autrey (Age 42)	Chief Legal Officer	Indefinite term; since inception	Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012.
Christopher Tsutsui (Age 54)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since inception	Chief Financial Officer, Ashmore Investment Management (US) Corporation, from July 2014 to June 2015. Head of Finance, Ashmore Group plc, from July 2012 - June 2014.
Kevin Hourihan (Age 40)	Secretary and Chief Compliance Officer	Indefinite term; since September 2017	Chief Compliance Officer since October 2015, Ashmore Equities Investment Management (US) LLC; Chief Compliance Officer since November 2014, Ashmore Investment Management (US) Corp; Senior Compliance Manager February 2014 - November 2015, Ashmore Equities Investment Management (US) LLC; Senior Compliance Manager February 2014 - November 2014, Ashmore Investment Management (US) Corp; Compliance Manager from January 2012 to January 2014, ProShare Advisors LLC.
Owen Meacham (Age 47)	Assistant Secretary	Indefinite term; since inception	Assistant General Counsel since August 2015, Managing Attorney from May 2012 to August 2015.
Paul Robinson (Age 45)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, Ashmore Group plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

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Item 2. Code of Ethics.

(a)

As of October 31, 2018, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Joseph Grainger is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

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Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $192,697 in 2018 and $225,433 in 2017.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are $44,100 in 2018 and $44,100 in 2017.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, as revised on December 13, 2017, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG for services rendered to the registrant and service affiliates for the last two fiscal years were $44,100 for 2018 and $44,100 for 2017.

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Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date:	December 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date:	December 31, 2018

By	/s/ Jonathan Kim
Jonathan Kim, Treasurer
(Principal Financial and Accounting Officer)

Date:	December 31, 2018

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